UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VOLITIONRX LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOLITIONRX LIMITED

Centre Technologique

Rue du Séminaire, 20A

BE - 5000 Namur, Belgium

Telephone: +1 (212) 618-1750

Facsimile: +65 6333 7235

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 5, 2014

TO OUR SHAREHOLDERS:

Notice is hereby given that the 2014 Annual Meeting (the “Annual Meeting”) of VolitionRX Limited (“VNRX” or the “Company”) will be held at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, at 9:00am local time on August 5, 2014, for the following purposes:

1.

To elect the Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

2.

To ratify the appointment of Sadler, Gibb & Associates, LLC as the independent auditor of the Company for the year ended December 31, 2014;

3.

To amend the Company’s 2011 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from nine hundred thousand (900,000) shares to two million (2,000,000) shares; and

4.

To transact any other business as may properly come before the 2014 Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 9, 2014, as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only shareholders of record, and holders of shares in street name as represented by a bank or broker statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this Annual Meeting or any postponements or adjournments. A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the Annual Meeting at the Company’s offices at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium.

The Company is taking advantage of the Securities and Exchange Commission rules that allow us to furnish our proxy materials over the Internet to our shareholders rather than in paper form. We believe that this delivery process will expedite our shareholders’ receipt of our proxy materials, reduce the environmental impact of our Annual Meeting of Shareholders and lower the costs of printing and distributing our proxy materials. Accordingly, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about June 20, 2014. You may request receipt of our Proxy Materials in paper or e-mail form by following the instructions on the Notice.

Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting. Shareholders holding shares in street name are requested to bring a statement from the bank, broker or other holder of record confirming their ownership in the Company’s Stock. For directions to the Annual Meeting, you may contact the Company’s Secretary, Rodney Rootsaert, by writing to VolitionRX Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (212) 618-1750, or by facsimile at +65 6333 7235.

Whether or not you expect to attend in person, we urge you to please vote your shares over the Internet, by telephone or, if you elect to receive a paper copy of your proxy materials, by signing, dating and returning the Proxy Card by mail. This will ensure the presence of a quorum and your representation at the Annual Meeting. Please review the voting instructions on the Notice or the Proxy Card, as the case may be. If your shares are held in street name, please contact your bank, broker or other holder of record to determine whether you will be able to transmit voting instructions through the Internet or by telephone, or follow the instructions on the voting instruction card made available to you on the Internet or if requested, in paper form.

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All properly executed proxies will be voted as directed by the shareholder on the Internet, over the telephone, or on a Proxy Card returned by mail. If no direction is given, proxies will be voted in accordance with the Board of Directors’ recommendations and, in the discretion of the proxy holders, in the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Any proxy may be revoked by a shareholder by a later dated proxy delivered over the Internet, telephone, or by mail, by delivery of written notice of revocation to the Company’s Secretary or by giving notice of revocation in person at the Annual Meeting at any time prior to the voting thereof.

By order of the Board of Directors,

Date: June 9, 2014	/s/ Cameron Reynolds
Cameron Reynolds – President, Chief Executive Officer and Director

Date: June 9, 2014	/s/ Dr. Martin Faulkes
Dr. Martin Faulkes - Chairman of the Board of Directors

Date: June 9, 2014	/s/ Guy Innes
Guy Innes - Director

Date: June 9, 2014	/s/ Dr. Alan Colman
Dr. Alan Colman - Director

Date: June 9, 2014	/s/ Dr. Habib Skaff
Dr. Habib Skaff - Director

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Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, at 9:00am local time on August 5, 2014. The Notice of Annual General Meeting of Shareholders, Proxy Statement, Proxy Card, 2013 Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, 2011 Equity Incentive Plan and proposed amendment thereto are available at www.proxyvote.com. On this site, you will also be able to access any amendments or supplements to the foregoing materials that are required to be furnished. Information contained on or connected to www.proxyvote.com is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the U.S. Securities and Exchange Commission (the "SEC").

VOLITIONRX LIMITED

Centre Technologique

Rue du Séminaire, 20A

BE - 5000 Namur, Belgium

Telephone: +1 (212) 618-1750

Facsimile: +65 6333 7235

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHARESHOLDERS

To Be Held on August 5, 2014

GENERAL INFORMATION

We have made this Proxy Statement, as well as the Notice of Annual General Meeting of Shareholders, our Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, 2011 Equity Incentive Plan and proposed amendment thereto (collectively the “Proxy Materials”) available to you on the Internet or, upon your request, in paper or e-mail form, in connection with the solicitation of proxies by the Board of Directors of VolitionRX Limited for the 2014 Annual Meeting (the “Annual Meeting”) of our shareholders to be held on August 5, 2014, and any adjournment or postponement of the Annual Meeting. Directors, officers and employees of the Company may also solicit proxies by telephone or otherwise. In this Proxy Statement, we refer to VolitionRX Limited as “VNRX,” the “Company,” “we,” or “us.”

We are holding our Annual Meeting at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, on August 5, 2014, at 9:00am local time. The Company is taking advantage of the Securities and Exchange Commission rules that allow us to furnish our proxy materials over the Internet to our shareholders rather than in paper form. We believe that this delivery process will expedite our shareholders’ receipt of our proxy materials, reduce the environmental impact of our Annual Meeting of shareholders and lower the costs of printing and distributing our proxy materials. Accordingly, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about June 20, 2014. You may request receipt of our Proxy Materials in paper or e-mail form by following the instructions on the Notice.

ABOUT THE MEETING

At our Annual Meeting, our shareholders will act upon the matters outlined herein. In addition, our management will report on our performance during the 2013 year and respond to questions from shareholders.

ABOUT THE COMPANY

VolitionRX Limited is a development stage life sciences company whose focus is on meeting the need for accurate, fast, inexpensive and scalable tests for detecting and diagnosing cancer and other diseases. The Company’s intended products are based on a unique and proprietary technology platform, Nucleosomics®, which detects and measures the level and structure of nucleosomes in blood, using simple, inexpensive blood tests. The Company is managed by a team with extensive experience in diagnostics and commercialization. The Company’s development activities are currently centered in Belgium and will be augmented by commercialization work in Singapore with a focus on bringing its revolutionary diagnostic products to market first in Europe, then the U.S. and worldwide.

VolitionRX Limited has one wholly-owned operating subsidiary, Singapore Volition Pte Limited, a Singapore registered company (“Singapore Volition”). Singapore Volition has two wholly-owned subsidiaries, Belgian Volition SA, a Belgium registered company (“Belgian Volition”) and HyperGenomics Pte Limited, a Singapore registered company (“HyperGenomics Pte Limited”).

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VOTING INFORMATION

All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy. If no directions have been specified using the Internet voting site, toll-free number or by marking the appropriate places on a Proxy Card,, the shares will be voted in accordance with the Board’s recommendations which are:

1.

FOR the election of Cameron Reynolds, Dr. Martin Faulkes, Guy Innes, Dr. Alan Colman, and Dr. Habib Skaff as Directors of the Company to serve for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

2.

FOR ratification of the appointment of Sadler, Gibb & Associates, LLC as the independent auditor of the Company for the year ended December 31, 2014.

3.

FOR an amendment to the Company’s 2011 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from nine hundred thousand (900,000) shares to two million (2,000,000) shares.

A shareholder voting using the Internet voting site, toll-free number, or signing and returning a Proxy Card, has the power to revoke his or her vote at any time prior to its exercise by voting at a later date using the Internet voting site or the toll-free number, mailing a later dated Proxy Card, delivering written notice of revocation to the Company’s Secretary or giving notice of revocation in person at the Annual Meeting at any time prior to the voting thereof. When using Internet or telephone voting, the voting systems will verify that you are a shareholder through the use of a company number for VolitionRX Limited and a control number unique to you. If you vote by Internet or telephone, please do not also mail a Proxy Card.

If you plan to vote in person at the Annual Meeting, please bring valid identification. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. For directions to the Annual Meeting, you may contact the Company’s Secretary, Rodney Rootsaert, by writing to VolitionRX Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (212) 618-1750, or by facsimile at +65 6333 7235.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, at 9:00am local time on August 5, 2014. The Notice of Annual General Meeting of Shareholders, Proxy Statement, Proxy Card, 2013 Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, 2011 Equity Incentive Plan and proposed amendment thereto are available at www.proxyvote.com. On this site, you will also be able to access any amendments or supplements to the foregoing materials that are required to be furnished. Information contained on or connected to www.proxyvote.com is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the U.S. Securities and Exchange Commission (the "SEC").

Record Date

You may vote all shares that you owned as of June 9, 2014, which is the Record Date for the Annual Meeting. The Company is currently authorized to issue up to one hundred million (100,000,000) shares of Common Stock, par value $0.001 and one million (1,000,000) shares of Preferred Stock, par value $0.001. As of June 9, 2014, we had 13,468,164 shares of Common Stock issued and outstanding held of record by approximately 248 shareholders and no shares of Preferred Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending the Notice or, if requested, paper or e-mail copies of the Proxy Materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the Annual Meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending the Notice or Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

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How to Vote

Your Vote Is Important. We encourage you to vote promptly. You may vote in the following way:

By Internet – www.proxyvote.com: Use the Internet to submit your proxy by going to www.proxyvote.com and following the instructions on how to complete an electronic proxy card up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. You will need the 12-digit Control Number included on your Notice or your Proxy Card in order to vote by Internet.

By Telephone – 1-800-690-6903: Use any touch-tone telephone to submit your proxy by dialing 1-800-690-6903 up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. You will need the 12-digit Control Number included on your Notice or your Proxy Card in order to vote by telephone.

By Mail: You may request a paper copy of the Proxy Materials from us by following the instructions on your Notice. When you receive the Proxy Card, mark your selection on the Proxy Card, date and sign your name exactly as it appears on your Proxy Card. Mail the Proxy Card in the postage-paid envelope that will be provided to you.

At the Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you vote using the Internet voting site or the toll-free number, or by signing and returning a Proxy Card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation Of Proxies: You can revoke your proxy (or voting instructions if you hold your shares in street name) at any time before your shares are voted if you: (1) send a written notice to our Secretary indicating that you want to revoke your proxy; or (2) vote at a later date using the Internet voting site or toll-free number or deliver to our Secretary a duly executed Proxy Card bearing a later date, which revokes all previous proxies; or (3) attend the Annual Meeting in person, give written notice of revocation to the Secretary of the Annual Meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of the Company’s Common Stock are present at the meeting, either in person or by proxy.

Vote Required for Proposals:

Proposal 1: Directors are elected by a plurality of the shares of Common Stock that are present in person or represented by proxy, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

Proposal 2: The ratification of Sadler, Gibb & Associates, LLC as the Company’s independent auditor for the year ended December 31, 2014 requires the approval of a majority of the votes cast.

Proposal 3: An amendment to the Company’s 2011 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from nine hundred thousand (900,000) shares to two million (2,000,000) shares requires the approval of a majority of the votes cast.

How We Count Votes: In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

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In counting votes on the proposals:

•

Because directors are elected by a plurality, this means that the nominees receiving the highest number of “FOR” votes will be elected. Neither abstentions nor broker non-votes will have any effect in determining the outcome of the election of directors.

•

In tabulating whether the other proposals are ratified by a majority of votes of the Company’s outstanding shares, it should be noted that abstentions are counted in tabulations of the votes cast and thus have the same effect as a vote against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Dissenter's Rights

Under Delaware law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to accumulate votes.

Solicitation

The cost of solicitation will be borne by the Company. The solicitation of Proxies is being made by our Board of Directors. Proxies may also be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, mail or facsimile.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AND THE CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s Board of Directors. Our Board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices and facilities, and their participation in Board meetings. Directors are entitled to reasonable fees incurred in attending meetings of the Board of Directors.

Corporate Governance Practices and Policies

Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (SEC), and other corporate governance recommendations. Our Board addresses, among other things, the Board’s composition, qualifications and responsibilities, director education and shareholder communication with directors.

Nominating Procedures

The Board will consider candidates for the Board of Directors from any reasonable source, including shareholder recommendations. The Board will not evaluate candidates differently based on who has made the proposal. The Board has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year. The Board will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and that the composition of the Board of Directors satisfies applicable legal requirements. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Board.

Shareholders who wish to suggest qualified candidates should write to the Board at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

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Shareholder Communications

The Board of Directors encourages shareholders to send communications to the Board or to individual members of the Board. Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the Company who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

If a shareholder wishes to communicate to the Board about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Board in care of the Chairman at the Company’s headquarters. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the directors in care of the Company’s Secretary.

Shareholders who wish to contact our Board members either individually or as a group may do so by writing to c/o Corporate Secretary, VolitionRX Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (212) 618-1750, or by facsimile at +65 6333 7235, specifying whether the communication is directed to the entire Board or to a particular director. Shareholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that such communications relate to matters that are within the scope of responsibilities of the Board.

Identification of Directors and Executive Officers

The Company

The following table sets forth the names and ages of the Company’s directors and executive officers as of June 9, 2014. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with the Company	Officer/Director Since
Cameron Reynolds	43	President	October 6, 2011
		Chief Executive Officer	October 6, 2011
		Director	October 6, 2011
Malcolm Lewin	63	Chief Financial Officer	October 6, 2011
		Treasurer	October 6, 2011
Rodney Rootsaert	43	Secretary	October 6, 2011
Jason Terrell MD	33	Chief Medical Officer Head of US Operations	March 20, 2013
Dr. Martin Faulkes	70	Director Chairman of the Board	October 6, 2011 October 6, 2011
Guy Innes	58	Director	October 6, 2011
Dr. Alan Colman	65	Director	October 6, 2011
Dr. Habib Skaff	37	Director	June 1, 2014

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Singapore Volition

The following table sets forth the names and ages of Singapore Volition’s directors and executive officers as of June 9, 2014. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with Singapore Volition	Officer/Director Since
Cameron Reynolds	43	Chief Executive Officer	August 5, 2010
		Director	August 5, 2010
Malcolm Lewin	63	Chief Financial Officer	July 15, 2011
Rodney Rootsaert	43	Administration and Legal Officer	August 6, 2010
Dr. Martin Faulkes	70	Director	August 18, 2010
		Executive Chairman	March 22, 2011
Guy Innes	58	Director	August 18, 2010
Dr. Alan Colman	65	Director	April 1, 2011

Belgian Volition

The following table sets forth the names and ages of Belgian Volition’s directors and executive officers as of June 9, 2014. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with the Belgian Volition	Officer/Director Since
Cameron Reynolds	43	Director Managing Director	October 27, 2010 January 18, 2012
Rodney Rootsaert	43	Secretary	October 4, 2010
		Director	October 4, 2010
Dr. Martin Faulkes	70	Director	August 10, 2011
Dr. Jacob Micallef	57	Director	August 10, 2011
Malcolm Lewin	63	Director	August 10, 2011

HyperGenomics Pte Limited

The following table sets forth the names and ages of HyperGenomics Pte Limited’s directors and executive officers as of June 9, 2014. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with HyperGenomics Pte Limited	Officer/Director Since
Cameron Reynolds	43	Chief Executive Officer	March 7, 2011
		Director	March 7, 2011
Sarah Lee Hwee Hoon	38	Secretary	March 7, 2011
		Director	March 7, 2011

Science Executives

The following table sets forth the names and ages of our Scientific Officers as of June 9, 2014:

Name	Age	Position	Officer Since
Dr. Jacob Micallef	57	Chief Scientific Officer, Belgian Volition	October 11, 2010
Dr. Mark Eccleston	43	Chief Scientific Officer, HyperGenomics Pte Limited	March 7, 2011

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Scientific Advisory Board

The following table sets forth the names and ages of the Scientific Advisory Board Members of Singapore Volition as of June 9, 2014:

Name	Age	Position with Singapore Volition	Advisory Board Member Since
Dr. Alan Colman	65	Chairman of Scientific Advisory Board	April 5, 2011
Dr. Robert Weinzierl	52	Scientific Advisory Board Member	April 5, 2011
Dr. Andreas Ladurner	42	Scientific Advisory Board Member	April 5, 2011
Dr. Habib Skaff	37	Scientific Advisory Board Member	April 4, 2011

Term of Office

Each director serves for a term of one year and until his successor is elected at the Annual Shareholders’ Meeting and is qualified, subject to removal by the stockholders. Each officer serves for a term of one year and until his successor is elected at a meeting of the Board of Directors and is qualified.

Identification of Significant Employees

The Company has no full-time or part-time employees.

Our subsidiary, Singapore Volition, has two full-time employees: Charlotte Reynolds, Communications Manager, who is responsible for all communications, such as the Company’s website and news releases, as well as the Company’s branding and visual communications; and Tom Bygott, who is responsible for Sales and Marketing including the direct sale of the Company’s first research products, and bioinformatics. Singapore Volition has no part-time employees.

Our subsidiary, Belgian Volition, has six full-time employees and one part time employee: laboratory technicians comprising Dr. Marielle Herzog, Muriel Chapelier, Katty Scoubeau, Gaëlle Cuvelier, Eleonore Josseaux and Dorian Pamart are full-time employees; and Maria Dolores Fernandez, who provides administrative services, is a part-time employee.

Our subsidiary, Hypergenomics Pte Limited, has no full-time or part-time employees.

Background and Business Experience

The business experience during the past five years of the person(s) listed above is as follows:

CAMERON REYNOLDS. Cameron Reynolds has over 17 years of entrepreneurial executive experience in the mining and biotechnology sectors. He began his career in 1994 working for Southern China Group, where as regional manager he set up operations in Hong Kong and Yunnan. In 1996 he began working for Integrated Coffee Technologies, a genetically modified coffee company, in a junior management position, where he was responsible for business plan creation, office management, recruitment, and business development. After working for Integrated Coffee Technologies, Mr. Reynolds served as the commercialization director for Probio, Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenesis and cloning research from the University of Hawaii. Mr. Reynolds held that role from 1998 until 2001, and his main responsibilities were managing all legal and contract issues with the University of Hawaii; implementing patenting strategy; managing all stockholder issues including the merger and its legal and contractual documentation; head office management; budgetary control; team building and recruitment. Between 2002 and 2003, Mr. Reynolds undertook an MBA. From 2004 until 2011, Mr. Reynolds founded and served as Managing Director and Director of Mining House Limited, where he was responsible for identifying potential mining projects, coordinating the preliminary evaluations and securing the financing with a view to listing the companies on AIM, TSX and US OTC. From 2005 until present, Mr. Reynolds has held a number of board directorships including Atlantic Mining PLC; Carbon Mining PLC, Magellan Copper and Gold PLC (Carbon Mining and MCG were both to became part of Solfotara Mining and Copper Development Corp on AIM, CDC.L after a vend); KAL Energy Inc. (KALG, OTC), Iofina Natural Gas PLC (IOF, AIM); Canyon Copper Corp. (TSX.V: CNC, OTCBB: CNYC), and Hunter Bay Resources (HBY, TSX-V). The Board of Directors appointed Mr. Reynolds as President, Chief Executive Officer and Director of the Company due to his strong experience in management, structuring and strategic planning of start-up companies.

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MALCOLM LEWIN. Malcolm Lewin is the Company’s Chief Financial Officer and Treasurer. He has a strong background in finance and accounting both for public and private companies alike. Mr. Lewin qualified as a chartered accountant with Coopers & Lybrand in 1976. From 1989 to 2000, Mr. Lewin was a partner of Mercer Lewin, a chartered accounting firm. From 2000 until present, Mr. Lewin has acted for various companies listed on AIM and the TSX-V. In particular, Mr. Lewin acted as the finance director of OMG plc (AIM: OMG), a supplier of motion capture and visual geometry systems, from April 2000 to June 2003. In June 2004, Mr. Lewin was appointed as the finance director of Real Estate Investors Plc (AIM: REI), a property investment company with interests in quality commercial and industrial properties throughout the United Kingdom, and held this position until August 2006. In September 2006, Mr. Lewin was appointed a Director and Chief Financial Officer of Hunter Bay Minerals Plc (TSX-V:HBY), a junior mining company with interests in South America and Canada, and held this position until June 2011. The Board of Directors believes that Mr. Lewin’s financial and accounting knowledge would be a valuable asset to the Company.

RODNEY ROOTSAERT. Rodney Rootsaert has over six years of experience in providing corporate, legal and administrative services to start-up companies through Mining House Ltd., of which Mr. Rootsaert has been a director since 2007. From 2007 until 2011, Mr. Rootsaert has served as corporate secretary for several junior mining companies. He was the corporate secretary for Magellan Copper and Gold Plc., from 2007 until 2011, where his duties included maintaining and preparing company documents, accounts and contracts. He also served as corporate secretary for Delta Pacific Mining Plc., from 2007 until present, where he was responsible for ensuring compliance with all relevant statutory and regulatory requirements. Due to Mr. Rootsaert’s legal background and prior roles as a corporate secretary for small public companies, the Board of Directors believed that he would be a valuable addition to the Company.

JASON TERRELL MD. Dr Terrell has a strong grounding in both medicine and more specifically in diagnostics. He currently owns and operates multiple diagnostic laboratories in Texas within the Any Lab Test Now franchise, a direct access lab testing company, and has also served as a National Franchise Corporate Medical Director for Any Lab Test Now, giving him oversight of over 70 franchises in 14 states. Since 2011, he has been Medical Director of CDEX Inc, a US listed company developing drug validation technology, serving on the Board since 2013. Dr Terrell was educated at Hardin-Simmons University (Biochemistry), where he graduated Summa cum Laude, receiving the Holland Medal of Honor as the top graduate in the School of Science and Mathematics. He then attended the University of Texas at Houston Medical School and affiliate MD Anderson Cancer Center (Doctor of Medicine). He undertook his General Medicine Internship, and Anatomic and Clinical Pathology residency at Texas Tech University Health Sciences Center. Dr Terrell holds medical licenses in 14 states across the USA.

DR. MARTIN FAULKES. Dr. Martin Faulkes has over 30 years of entrepreneurial and managerial experience as the founder and CEO of several software companies within the United Kingdom and the United States. From 1979 to 1984, Dr. Faulkes was the Founder, President and CEO for Logica Inc., a company providing bespoke software to all industries but mainly banks and communications companies. Dr. Faulkes was responsible for all aspects of the business, namely sales, finance, recruitment, staff management and project control. He then became Managing Director of System Programming Ltd., a company that provides computer programming for systems in businesses like airlines, utility companies, banks, and insurance, from 1985 to 1987, where he was responsible for all aspects of the business. Dr. Faulkes founded Triad Plc., a computer software development company that provides systems and consultants to the business community, where he was a director from 1987 to 1998, responsible for controlling the company financially. From 1998 until the present day, Dr. Faulkes has focused on charitable activities, as the Founder and Sole Benefactor of the Dill Faulkes Educational Trust, a UK registered charity, where he is Chairman. He also sits on the Board of the Cambridge 800th Anniversary Campaign in the UK. In light of Dr. Faulkes’ past experience in business development, Dr. Faulkes was appointed as a Director to the Company.

GUY INNES. Guy Innes is a Chartered Accountant and a member of the Institute of Chartered Accountants in England and Wales. Mr. Innes has extensive experience in financing and managing technology companies, which he gained from serving as a non-executive director on the board of companies such as ProBio Inc. from 2000 to 2006, Magellan Copper & Gold Plc. from 2007 to 2010, and Carbon Mining Plc. from 2007 to 2010. While serving as a non-executive director for these companies, Mr. Innes was responsible for the development of corporate strategy and the implementation of financial controls and risk management systems. Prior to holding these directorships, Mr. Innes had a long career in banking and private equity, including advisory roles with Baring Brothers & Co. Limited in London and Paris from 1984 to 1995, where he was involved in executing and advising on national and international mergers & acquisitions, but also IPOs and capital raising; Baring Private Equity Partners Limited in London and Singapore from 1995 to 1997, where he was involved in the setting up, recruiting of managers and capital raising for an Asian media and communications private equity fund; and Quartz Capital Partners Limited from 1997 to 2000, where Mr. Innes served as Head of Corporate Finance and was responsible for managing the corporate finance department and leading the transactions undertaken by Quartz including IPOs, private placements and mergers and acquisitions. The Board of Directors of the Company believed Mr. Innes’ technical, financial and managerial background would be beneficial to the growth of the Company.

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DR. ALAN COLMAN. Dr. Alan Colman has extensive experience in the molecular biology field where he has worked in the production of transgenic livestock, somatic nuclear transfer, and human disease models. After a successful university career in the Universities of Oxford, Cambridge, Warwick and Birmingham (where he was Professor of Biochemistry), Dr Colman went into industry. From the late 1980’s until 2002, Dr. Colman was the research director of the company PPL Therapeutics in Edinburgh, UK, where he was responsible for leading PPL’s research program strategy, also playing a role in PPL’s financing rounds, culminating in its listing on the London Stock Exchange. This company attracted considerable media attention because of their participation in the technique of somatic nuclear transfer that led to the world’s first cloned sheep, Dolly, in 1996. From 2002 to 2007, Dr. Colman was Chief Scientific Officer and then CEO for the Singaporean human embryonic stem cell company, ES Cell International. Dr. Colman is currently the Executive Director of the Singapore Stem Cell Consortium, a position he has held since 2007. From 2008 to 2009, Dr. Colman was also concurrently Professor of Regenerative Medicine at King’s College, London, UK. His current interest is the development of human disease models using induced pluripotent stem cells. Dr. Colman was appointed as a Director of the Company and a member of the Scientific Advisory Board on account of his work in biochemistry, stem cell research and pathology.

DR. JACOB MICALLEF. Dr. Jacob Micallef has 20 years of experience in research and development and in the management of early stage biotechnical companies, including the manufacture of biotechnology products and the establishment of manufacturing operations. Dr. Micallef gained this experience while working for the World Health Organization (“WHO”) over a 10-year period from 1985. While working for the WHO, Dr. Micallef developed new diagnostic products in the areas of reproductive health and cancer. In 1990 he commenced development of a new diagnostic technology platform for WHO which was launched in 1992 and supported 13 tests. Dr. Micallef also initiated and implemented in-house manufacture (previously outsourced to Abbott Diagnostics Inc) and world-wide distribution of these products for WHO. In 1990, he started a “not-for-profit” WHO company, Immunometrics Ltd., which marketed and distributed those diagnostic products worldwide. In 1999 Dr. Micallef studied for an MBA and went on to co-found Gene Expression Technologies in 2001 where he successfully led the development of the chemistry of the GeneICE technology and implemented the manufacture of GeneICE molecules. He also played a major role in business development and procured a GeneICE contract with Bayer Pharmaceuticals. From 2004 to 2007, he taught "science and enterprise" to science research workers from four universities at CASS Business School before joining Cronos Therapeutics in 2004. In 2006 Cronos was listed in the UK on AIM, becoming ValiRX. Dr. Micallef continued to work as Technical Officer for ValiRX, where he in-licensed the Hypergenomics and Nucleosomics technologies and co-founded ValiBio SA., which is now Belgian Volition SA, a subsidiary of Singapore Volition. The Board of Directors believed that Dr. Micallef’s prior work with Belgian Volition in the development of diagnostic products would continue to be an asset to the Company in his role as Chief Scientific Officer of the Company’s subsidiary, Belgian Volition.

SARAH LEE HWEE HOON. Sarah Lee Hwee Hoon has more than ten years experience in corporate accounting and the provision of audit, taxation, finance and corporate secretarial services. Ms. Lee graduated from the Association of Accounting Technicians (Singapore) in 1996 and from the University of Bedfordshire with a Bachelor (Honors) Degree in Accounting in 2010. From 2007 to 2012, Ms. Lee has served as company secretary and regional accountant of PB Commodities Pte Ltd (“PB Commodities”) where her duties include providing administrative services, maintaining and preparing company accounts and ensuring compliance with all Singaporean regulatory requirements under the Companies Act and Singapore Finance Reporting Standards. Through PB Commodities, Ms. Lee also provides administrative, accounting and corporate secretarial services to several other junior mining companies in Singapore. She was appointed to these positions due to her past accounting and corporate experience.

DR. MARK ECCLESTON. Dr. Mark Eccleston is a biotechnology entrepreneur with over 18 years of experience in the sector, both in academia and in industry. From 2008 to 2009, Dr. Eccleston held a program management position at ValiRX Plc., where he ran multiple epigenetics-based diagnostic and therapeutics programs. Dr. Eccleston has also held various other roles in business and industry including: CEO of Vivamer Ltd. in 2002, a company spun out from Cambridge University where he was responsible for commercialization of drug delivery and imaging technologies based on extensive work in this area during his academic career; and Chief Scientific Officer then consultant to Cambridge Applied Polymers from 2005 to 2008, where he devised and managed multiple high value consultancy projects for clients including Cadburys, Kellogg’s, Reckitt Benckiser, Proctor and Gamble, and Umbro as well as a Spanish company specializing in non-woven (polymeric) fabric, Tesalca. In 2010, Dr. Eccleston founded OncoLytika, which focuses on opportunity recognition and product/process innovation within start-ups as well as established companies, where his main responsibilities are advising companies on business development and preclinical project management. In light of Dr. Eccleston’s past work in biotechnology, epigenetics and diagnostics, Dr. Eccleston was appointed as a Chief Scientific Officer of the Company’s subsidiary HyperGenomics Pte Limited.

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DR. ROBERT WEINZIERL. Dr. Robert Weinzierl is a member of our Scientific Advisory Board. He is a Reader in Molecular Biology at Imperial College London, and is the inventor of the HyperGenomicsÒ technology that the Company is in the process of further developing. Dr. Weinzierl joined Imperial College as a lecturer in 1994, where his key responsibilities were research and teaching, combined with various administrative tasks. He was promoted to his current position 'Reader in Molecular Biology' in 2009. Dr. Weinzierl heads a research group focusing on gene expression mechanisms, with special emphasis on the structure and function of the basal transcriptional machinery. Dr. Weinzierl began his PhD in 1983 at the European Molecular Biology Laboratory and completed it at the University of Cambridge (Akam/White Laboratories). The focus of his PhD project was the function of homeotic genes (especially Ultrabithorax) during embryonic development, and he completed his thesis in 1988. He went on to spend four years as a postdoc at UC Berkeley (Tjian Laboratory). Dr. Weinzierl’s research efforts focused on the structure and function of the basal transcriptional machineries in archaea and eukaryotes, with a special emphasis on the molecular mechanisms of RNA polymerases. In 2011, Dr. Weinzierl’s laboratory at Imperial College successfully developed a range of novel methods in the field of gene expression, including in-vitro assembly of protein complexes from recombinant subunits and implementation of robotic methods for high-throughput molecular biology. As the inventor of the HyperGenomicsÒ technology, Dr. Weinzierl’s appointment to the Scientific Advisory Board is pivotal to the development of future HyperGenomicsÒ products.

DR. ANDREAS LADURNER. Dr. Andreas Ladurner has a strong educational background and years of laboratory experience in the fields of biochemistry, biology, cancer research, genomics and several others. Whilst awaiting the award of his doctorate from the University of Cambridge between 1998 and 2000, Dr. Ladurner was awarded the Wellcome Trust International Traveling Prize research fellowship. He was appointed Research Associate at the Howard Hughes Medical Institute at the University of California Berkeley, from 2000 until 2002, then was an editor at Nature Publishing Group in New York, from 2002 until 2003. Dr. Ladurner was named group leader in the Genome Biology Unit of the European Molecular Biology Laboratory in Heidelberg in 2003, where he undertook scientific research in the area of novel epigenetic and stress-mediated signaling networks in human cells. During this period, he discovered the histone variant technology, which is an integral part of the NucleosomicsTM products which the Company is in the process of developing. In 2010, Dr. Ladurner was named Chair of Physiological Chemistry in the Faculty of Medicine at the University of Munich, and continues his work at EMBL as a visiting member. Dr. Ladurner’s extensive laboratory work in nucleosome research and genomics will make him a valuable member of the Scientific Advisory Board.

DR. HABIB SKAFF. Dr. Habib Skaff is a synthetic chemist specializing in the area of nanotechnology; his doctoral studies focused on the design of organic and polymeric ligands for the encapsulation of semiconductor nanoparticles and modification of the physical, optical, electronic, and assembly properties of the nanoparticles. Since 2001, Dr. Skaff has co-authored 11 peer-reviewed scientific papers and is a co-inventor on 18 pending or issued patents in the fields of chemistry, nanotechnology, and biotechnology. He co-founded Intezyne Technologies in 2004 and serves as that company’s Chief Executive Officer, where he is responsible for establishing and implementing strategic planning for the future. Dr. Skaff works closely with the Chief Scientific Officer to develop and implement Intezyne’s intellectual property strategy as well as establish alliances with potential partners. He also leads Intezyne’s fundraising through debt and equity financing and works closely with the CFO in this capacity. He is also President, and Chairman of the Board of Directors of Intezyne. Dr. Skaff has served as the Chairman of Skaff Corporation of America since 1999, where he guides strategic planning but is not involved in day-to-day operations. Dr. Skaff was appointed to serve as a member of the Company’s Board of Directors because of his extensive scholarly work and inventions in the fields of chemistry and biotechnology.

CHARLOTTE REYNOLDS. After graduating from the University of Edinburgh in 2007 with a Bachelor of Laws with joint honors in Law and Politics, Mrs. Reynolds undertook internships at two public affairs/lobbying agencies in London: AS Biss (Now M:Communications) and Bell Pottinger Public Affairs; where her responsibilities included the preparation of briefing notes for clients on a range of topics, media and political monitoring, and stakeholder identification and mapping. From 2008 until 2009 she was an Account Executive at PR consultancy Kysen PR, during which time she completed a Diploma in Marketing with the Chartered Institute of Marketing. At Kysen, her key responsibilities included achieving editorial placement for clients in national, trade and broadcast publications, as well as preparing press releases and arranging journalist briefings. In 2010, Mrs. Reynolds worked as a Public Relations Executive for the international law firm White & Case LLP, where she was responsible for the Firm's European PR program, working with both the UK press and English-speaking press throughout the EMEA region, managing day-to-day press enquiries as well as generating press coverage via press releases and thought-leadership interviews and articles. Mrs. Reynolds joined Singapore Volition at the end of 2010.

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TOM BYGOTT. Tom Bygott started his career in November 1994 with the Australian electronics company AWA as a business analyst conducting reviews of their Traffic division and electronics factory. Mr. Bygott later became a Marketing Executive for AWA’s Aerospace division selling and marketing electronic equipment in the air traffic industry until May 1997. In July 1998, Mr. Bygott joined Geneva Technology in the UK, a Cambridge start-up company that developed billing software for telecommunications providers. Mr. Bygott was responsible for the market positioning, collateral, messages, strategy, competitive positioning and pricing of Geneva until March 2001, when Geneva was acquired by Convergys. Following Convergys' acquisition of Geneva, Mr. Bygott was Product Marketing Manager for Europe at Convergys until September 2004. In September 2004, Mr. Bygott began his studies at Corpus Christi College in Cambridge and in 2005 was awarded an MPhil in computational biology before joining the Wellcome Trust Sanger Institute in June 2005, first as a bioinformatician specializing in genome assembly and then as Project Manager for a re-sequencing project for malaria parasites. In May 2008, he left the Sanger Institute and joined Active Motif, a leading supplier of epigenetics research kits, where he was the Sales and Marketing Manager, Europe for their TimeLogic division, and was responsible for selling specialized hardware to accelerate bioinformatics algorithms at research institutes, biotech companies and universities throughout Europe. Mr. Bygott left Active Motif in January 2011. From 2009 until the present, Mr. Bygott has sat as a Cabinet member for IT and Communications, where he has led a series of technology improvements for a UK local authority, the South Cambridgeshire District Council. From July 2012 to the present, Mr. Bygott has also been a member of the Board of Governors of Cambridge University Hospitals NHS Trust, which operates Addenbrooke’s Hospital in Cambridge.

DR. MARIELLE HERZOG. Dr. Marielle Herzog has seven years of experience in epigenetics academic research. During a four year period from 2003 to 2007, Dr. Herzog performed her PhD thesis at the Institute of Genetics and Molecular and Cellular Biology (IGBMC), Strasbourg, France, one of the leading European centers of biomedical research. Her work, conducted in the laboratory of Epigenome plasticity, under the supervision of Dr. R. Losson, concerned the role of the interaction between a transcriptional cofactor (TIF1b) and the heterochromatin protein 1 defined by knock-in mutation in a cellular model and in mice. In 2008, Dr. Herzog joined the laboratory of Cancer Epigenetics of Dr. F. Fuchs at the Faculty of Medicine, Free University of Brussels, as a researcher, where she managed different projects based on the study of epigenetics modifications (methylated DNA, post-translational histone modifications) and epigenetics enzymes in different cellular contexts. Her work led to publications in international scientific journals and to her participation at several international congresses.

MURIEL CHAPELIER. Muriel Chapelier has seventeen years experience in fundamental research and development, as a research associate. Mrs. Chapelier gained her experience first in a fundamental Research Laboratory at the University Hospital of Sart-Tilman (Liège), over an eight year period from 1994 until 2002 where she worked in a leukemia screening project and in fundamental research project, in PhD collaboration, using molecular biology technics. The laboratory is now a competence center for leukemia screening and she was included in publications of the PhD. In 2002, Mrs. Chapelier started working within Eppendorf Array Technologies in Namur, for the development of gene expression and protein microarrays and other new technologies. Some gene expression kits were launched on the market and a Signal Chip Human Cytokine kit was in validation during her tenure. In September 2007, Mrs. Chapelier went to Antwerp to undertake a degree in tropical medicine and international health, at the Institute of Tropical Medicine. She returned to Eppendorf in 2008 to continue the development of microarrays.

KATTY SCOUBEAU. Katty Scoubeau is a research technician for Belgian Volition. Mrs. Scoubeau graduated in chemistry and biotechnology in 1994 from the UCL Institute Paul Lambin. From 2003 until 2007, Mrs. Scoubeau taught science and mathematics at a secondary school. In 2007, she undertook training in biotechnology in the association in vivo in Nivelles. From 2010 until 2011, Mrs. Scoubeau was committed to the medical faculty of the University of Namur as a lab technician in the unit of physiological biochemistry, where she participated in the preparation of student assignments and research.

GAËLLE CUVELIER. Gaëlle Cuvelier graduated from the University of Namur (FUNDP) in 2002 with a Masters in Molecular and Cell biology. In September 2006 Ms. Cuvelier commenced a Diplôme d’Etudes Spécialisées (DES), an additional year which gained Ms. Cuvelier experience in the Biotechnology industry. During this year, she worked for two months in the Medical faculty of the University of Namur (URPhyM) and, between January and June 2007 she worked in the R&D department of Celonic Gmbh in Juelich, Germany, on a protein production project based on cell culture and immunoassays. Between October 2007 and November 2011, Ms. Cuvelier worked as a research scientist within the Innovation department of Eppendorf Array Technologies on the development of an automated technology platform based on microarrays and enabling the rapid diagnostic of nosocomial diseases. In April 2012, Ms. Cuvelier commenced a 2-month training program in Clinical Studies in Cefochim, Seneffe.

ELEONORE JOSSEAUX. Eleonore Josseaux graduated from Paris VII University with a Masters in Genetics. During her course she did training in research laboratories in France, the USA and Sweden. In 2007, she joined the laboratory of Cancer Epigenetics of Dr F Fuks at the Faculty of Medicine in the Free University of Brussels, where she worked on various projects based on the study of epigenetics modifications (methylated DNA, post-translational histone modifications) and epigenetics enzymes in different cellular contexts.

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DORIAN PAMART. Dorian Pamart has six years of experience in genetics and epigenetics. Mr. Pamart performed his Masters at the Institute of Pathology and Genetics, Brussels, under the supervision of Dr. E. De Plaen, on the role of MAGE-A1 in the methylation of an exogenous promoter. Between 2008 and 2013 he joined MDXHealth, a company that develops and commercializes advanced epigenetic tests for cancer assessments and the personalized treatment of patients. During this period, Mr. Pamart participated in the development of a detection test for prostate cancer and was in charge of R&D for a companion diagnostic test for lung cancer.

MARIA DOLORES FERNANDEZ. Maria Dolores Fernandez graduated from the Université Lyon III, Lyon France in 1987 with a Master degree in Economics and Social Administration. From October 2004 to March 2005, Mrs. Fernandez worked as an assistant in the purchase department for Helio Charleroi, a Belgian company that engages in printing magazines, mail order catalogues and advertising brochures, where she was responsible for handling daily orders and deliveries. From May 2005 to June 2005, she worked as an assistant office manager for Cenaero, a Belgian company that operates as a technology research center. Subsequently, Mrs. Fernandez moved to Chicago and taught preschool at a Montessori school from 2006 to 2010. Additionally, Mrs. Fernandez taught French for a Berlitz Language Center from September 2009 to May 2010 and CLL Language Center from November 2010 to April 2011. From April 2011 to October 2011, she served as a Human Resources advisor within the training department at Glaxo Smith Kline.

Family Relationships

We currently do not have any officers or directors of our Company who are related to each other.

Legal Proceedings

We know of no material, existing or pending legal proceedings against our Company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no material proceedings in which our directors, officers or any affiliates of the Company, or any registered shareholder or beneficial shareholder holding more than five percent of any class of voting securities of the Company, or any associate of such directors, officers, affiliates or security holders, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company, Singapore Volition or its subsidiaries, has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

15

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Market for the Company’s Common Equity

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since April 12, 2007 under the symbol “SNDC.OB.” Effective October 11, 2011 our symbol was changed to “VNRX.OB” to reflect the Company’s name change. Because we are quoted on the OTC Bulletin Board, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our common stock per quarter as reported by the OTCBB for 2013 and 2012 based on our fiscal year end December 31. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

	First Quarter (Jan. 1 – Mar. 31)	Second Quarter (Apr. 1 – Jun. 30)	Third Quarter (Jul. 1 – Sept. 30)	Fourth Quarter (Oct. 1 – Dec. 31)
2014 – High	3.25	N/A	N/A	N/A
2014 – Low	2.05	N/A	N/A	N/A
2013 – High	2.90	3.00	2.22	2.79
2013 – Low	1.31	2.00	0.25	1.25
2012 – High	3.00	3.50	5.00	4.31
2012 – Low	2.25	2.75	3.48	2.76

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of June 9, 2014, by: (i) each of our and our subsidiaries’ directors; (ii) each of our and our subsidiaries’ named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

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As of June 9, 2014, there were 13,468,164 common shares issued and outstanding, 705,048 shares issuable upon the exercise of options within 60 days, and 3,281,924 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature Of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Rodney Rootsaert (3) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	2,092,088 (4)	15.48%
Dr. Martin Faulkes (5) Eastwoods, The Chase Oxshott Surrey, UK KT22 0HR	Common	1,259,101 (6)	9.12%
Guy Innes (7) Titsey Place Oxted, UK, RH8 0SD	Common	1,451,012 (8)	10.51%
Cameron Reynolds (9) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	303,516 (10)	2.24%
Dr. Alan Colman (11) 257 River Valley Road, #05-00 Valley Lodge, Singapore 238306	Common	188,755 (12)	1.39%
Dr. Jacob Micallef (13) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	269,746 (14)	1.99%
Dr. Mark Eccleston(15) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	254,318 (16)	1.86%
Jason Terrell (17) 500 Painted Horse Trl Burnet, TX 7861, USA	Common	100,000 (18)	0.74%
Malcolm Lewin (19) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	58,572 (20)	0.43%
Sarah Lee Hwee Hoon (21) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	20,000 (22)	0.15%
Dr. Habib Skaff (23) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	34,541 (24)	0.26%
All Officers and Directors as a Group (11 Persons)	Common	6,031,649	40.50%
Concord International, Inc. 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	2,042,088 (25)	15.16%
Cotterford Company Limited Alma House, 7 Circular Road, Douglas Isle of Man, IM1 1AF United Kingdom	Common	1,446,546 (26)	10.43%

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

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(2)

For each of the persons or groups identified in this table, the percentage is based on the sum of (a) 13,468,164 shares of our common stock issued and outstanding and (b) any shares issuable upon the exercise of stock options and any shares issuable upon the exercise of stock purchase warrants beneficially owned by such person or group within 60 days of June 09, 2014.

(3)

Rodney Rootsaert is the Company’s Secretary. Mr. Rootsaert is also the Administrative and Legal Officer of Singapore Volition and the Secretary and a Director of Belgian Volition.

(4)

Mr. Rootsaert’s beneficial ownership includes 0 common shares and 50,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011. Further, Rodney Rootsaert is a controlling director of Concord International, Inc. and has voting and dispositive control over the 2,042,088 common shares beneficially owned by Concord International, Inc. Cameron Reynolds is a potential beneficiary.

(5)

Dr. Martin Faulkes is a Director of the Company, Singapore Volition and Belgian Volition.

(6)

Dr. Faulkes’ beneficial ownership includes: 926,067 common shares; 250,000 shares issuable upon the exercise of stock purchase warrants, which vested on July 13, 2011; 25,000 shares issuable upon the exercise of stock purchase options, which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 58,034 shares issuable upon the exercise of stock purchase warrants.

(7)

Guy Innes is a Director of the Company and Singapore Volition.

(8)

Mr. Innes’ beneficial ownership includes: 1,111,675 common shares; 100,000 shares issuable upon the exercise of stock purchase warrants which vested on March 24, 2011; 25,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 214,337 shares issuable upon the exercise of stock purchase warrants.

(9)

Cameron Reynolds is the Company’s President, Chief Executive Officer and a member of the Board of Directors. Mr. Reynolds is also the Chief Executive Officer and a Director of Singapore Volition, the Managing Director of Belgian Volition, and Chief Executive Officer and a Director of Hypergenomics Pte Limited.

(10)

Mr. Reynolds’ beneficial ownership includes: 202,344 common shares; 100,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 1,172 shares issuable upon the exercise of stock purchase warrants.

(11)

Dr. Alan Colman is a Director of the Company and Singapore Volition.

(12)

Dr. Colman’s beneficial ownership includes: 50,755 common shares; 100,000 shares issuable upon the exercise of stock purchase warrants which vested on April 1, 2011; 25,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 13,000 shares issuable upon the exercise of stock purchase warrants.

(13)

Dr. Jacob Micallef is a Director and the Chief Scientific Officer of Belgian Volition.

(14)

Dr. Micallef’s beneficial ownership includes 86,166 common shares and 10,000 shares issuable upon the exercise of stock purchase warrants. Further, Dr. Micallef is a controlling director of Borlaug Limited and has voting and dispositive control over 14,290 common shares beneficially owned by Borlaug Limited, 9,290 shares issuable to Borlaug Limited upon the exercise of stock purchase warrants, and 150,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, December 13, 2012, May 25,2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(15)

Dr. Mark Eccleston is the Chief Scientific Officer of Hypergenomics Pte Limited.

18

(16)

Dr. Eccleston’s beneficial ownership includes 66,000 common shares and 15,000 shares issuable upon the exercise of stock purchase warrants. Further, Dr. Eccleston is a controlling director of Oncolytika Limited and has voting and dispositive control over 14,159 common shares beneficially owned by Oncolytika Limited, 9,159 shares issuable to Oncolytika Limited upon the exercise of stock purchase warrants, and 150,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, December 13, 2012, May 25,2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(17)

Jason Terrell is the Company’s Chief Medical Officer and Head of US Operations.

(18)

Jason Terrell’s beneficial ownership includes 75,000 common shares and 25,000 shares issuable upon the exercise of stock purchase warrants which vested on March 20, 2013.

(19)

Malcolm Lewin is the Company’s Chief Financial Officer and Treasurer. Mr. Lewin is also the Chief Financial Officer of Singapore Volition and a Director of Belgian Volition.

(20)

Mr. Lewin’s beneficial ownership includes 8,572 common shares and 50,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(21)

Sarah Lee Hwee Hoon is the Secretary and a Director of Hypergenomics Pte Limited.

(22)

Ms. Hoon’s beneficial ownership includes 0 common shares and 20,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(23)

Dr. Habib Skaff is a Director of the Company and Scientific Advisory Board Member of Singapore Volition.

(24)

Dr. Skaff’s beneficial ownership includes 11,398 common shares, 3,143 shares issuable upon the exercise of stock purchase warrants, and 20,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(25)

Concord International, Inc.’s beneficial ownership includes 2,042,088 common shares. Rodney Rootsaert is a controlling director of Concord International, Inc. and has voting and dispositive control over the 2,042,088 common shares. Cameron Reynolds is a potential beneficiary.

(26)

Cotterford Company Limited’s beneficial ownership includes: 1,047,877 common shares, 94,516 shares issuable upon the exercise of stock purchase warrants which vested on June 21, 2011; and 304,153 shares issuable upon the exercise of stock purchase warrants. Jack Murphy holds investment and voting control over the common shares beneficially owned by Cotterford Company Limited

Changes in Control

No change in control of the Company has occurred since the beginning of our last fiscal year and there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company, other than as previously disclosed.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2013, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2013, and the representations made by the reporting persons to us, we believe that during the year ended December 31, 2013, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities have complied with all Section 16(a) filing requirements.

19

Code of Ethics

We have adopted a Code of Ethics (the “Code”) that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. A written copy of the Code is available on written request to the Company.

Board Leadership Structure and Role in Risk Oversight

Dr. Martin Faulkes serves as the Chairman of our Board of Directors. Guy Innes is the lead independent director on the Board. As lead independent director, Mr. Innes regularly consults with the Chairman of the Board and management on the key issues concerning the Company. Cameron Reynolds, our Chief Executive Officer, also serves as a Director of the Company. Due to Mr. Reynolds’ executive office position, he is not an independent director.

The Board of Directors regularly reviews information regarding the Company’s liquidity, operations and strategy, including the risks associated with each. While our management is responsible for managing risks in our business, the Board views its role as one of oversight, focusing on satisfying itself that the risks related to the business are being managed.

Board Meetings and Committees; Annual Meeting Attendance

During the fiscal year ended December 31, 2013, the Board of Directors held 3 regularly scheduled and 0 special meetings.

The Company does not have a policy with regard to Board members’ attendance at annual meetings of shareholders. The Company did not hold an annual meeting of shareholders in 2013.

Audit Committee

The Company does not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities. The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

The Company intends to establish an audit committee of the Board of Directors, which will consist of independent directors. The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation and Nominating Committees

We do not currently have a compensation or nominating committee due to the inability to attract persons to be members of such committees. The Board of Directors as a whole currently acts as our compensation and nominating committees. We intend to establish a compensation and nominating committee of our Board of Directors once we expand our Board and intend to adopt a charter for each committee.

Our compensation committee shall assist the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers and periodically reviewing and approving any long-term incentive compensation or equity plans, programs or similar arrangements. Our nominating committee shall assist the Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

20

According to the NASDAQ definition, Cameron Reynolds is not an independent director because he is also an executive officer of the Company. Dr. Martin Faulkes, Guy Innes, Dr. Alan Colman and Dr. Habib Skaff are considered to be independent directors.

Related Party Transactions

1)

On August 6, 2010, Singapore Volition entered into an agreement (the “Agreement”) with PB Commodities Pte Limited (“PB Commodities”). At the time of the Agreement, Laith Reynolds (former Director of Singapore Volition), Cameron Reynolds (current President, CEO and a Director of VolitionRx Limited) and Rodney Rootsaert (current Secretary of VolitionRx Limited) were serving as Directors of PB Commodities. (Subsequently, Mr. Cameron Reynolds resigned as a Director of PB Commodities on May 1, 2011 and Mr. Rootsaert resigned on September 20, 2011.) PB Commodities does not operate for profit. The Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan. In exchange, Singapore Volition shall pay an initial set up fee to PB Commodities of $11,250 USD. Additionally, Singapore Volition shall pay $5,700 USD per month for office space and staff services as well as pay consultancy fees each month to PB Commodities for the services of Cameron Reynolds ($8,000 USD), Rodney Rootsaert ($6,000 USD) and Patrick Rousseau - former Managing Director of Belgian Volition (€2,000 EUR or approximately $2,814 USD). Singapore Volition is also required to pay for all reasonable expenses incurred. The term of the Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. For the fiscal years ended December 31, 2013 and December 31, 2012, Singapore Volition paid approximately $300,000 USD and $300,000 USD, respectively, to PB Commodities. A true and correct copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

2)

On September 22, 2010, Singapore Volition entered into a Share Purchase Agreement (“Agreement”) with ValiRX, pursuant to which Singapore Volition shall purchase all shares held by ValiRX in ValiBio. In exchange for the ValiBio shares, Singapore Volition shall pay $400,000 USD to ValiRX in four equal payments (paid on October 8, 2010; January 19, 2011; April 14, 2011 and July 11, 2011, respectively) and stock with a value of $600,000 USD of Singapore Volition or a newly listed entity with the price per share to be determined by: a) the 30 day average closing middle market price immediately prior to the issuance of shares, if Singapore Volition or a newly listed entity following the merger or reverse takeover of Singapore Volition; or b) the average subscription price at which Singapore Volition has raised capital during the period of the Agreement, if Singapore Volition is not listed within 350 days of the Agreement; or c) the mutual consent of the parties in writing prior to the issuance. The price per share will be determined by whichever of the above occurs first. A copy of the Share Purchase Agreement was filed as Exhibit 2.01 to our Amended Current Report on Form 8-K/A filed with the SEC on May 8, 2012 and is incorporated herein by reference.

On September 22, 2010, Singapore Volition entered into a Deed of Novation (“Deed of Novation”) by and among ValiRX, ValiBio and Chroma, pursuant to which the parties agreed that ValiRX’s rights, obligations and liabilities under a Patent License Agreement by and between ValiRX and Chroma dated October 3, 2007 shall be novated to Singapore Volition. As consideration, Singapore Volition shall pay directly to Chroma 5% of each payment due to ValiRX pursuant to that certain Share Purchase Agreement dated September 22, 2010, per the terms of the Deed of Novation. During the years ended December 31, 2013 and December 31, 2012, Singapore Volition paid $0 USD and $0 USD, respectively, to Chroma per the terms of that certain Deed of Novation. A copy of the Deed of Novation was filed as Exhibit 10.09 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

On June 9, 2011, Singapore Volition and ValiRX entered into a Supplementary Agreement to the Share Purchase Agreement between the parties dated September 22, 2010 (“Supplemental Agreement”), pursuant to which ValiRX shall transfer ownership of the ValiRX patent application for the “Method for Detecting the Presence of a Gynecological Growth” to Singapore Volition. As consideration, Singapore Volition shall issue additional shares of its common stock or that of a newly listed entity to ValiRX with a value of $510,000 USD. This issuance shall be made in addition to the issuance to be made to ValiRX pursuant to that certain Share Purchase Agreement dated September 22, 2010 and the price per share of the new issuance shall be determined by the terms of that Share Purchase Agreement. A copy of the Supplemental Agreement was filed as Exhibit 10.15 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference. During the years ended December 31, 2013 and December 31, 2012, Singapore Volition paid €40,000 Euro ($54,396 USD) and €80,000 Euro ($102,560 USD), respectively, to ValiRX.

21

During the year ended December 31, 2012, the Company issued 510,811 shares of common stock to ValiRx and 14,189 shares of common stock to Chroma (both issuances were made on December 6, 2011) at a price of approximately $2.11 USD per share, as settlement of the $510,000 USD and the $600,000 USD pursuant to that certain Share Purchase Agreement, Supplemental Agreement and the Deed of Novation. During the year ended December 31, 2013, the Company did not issue any shares to ValiRx or to Chroma.

3)

On August 10, 2011, Singapore Volition entered into a service agreement (the “Service Agreement”) with Volition Research Limited (“Research”), a 100% subsidiary of The Dill Faulkes Educational Trust (“DFET”). DFET is a company limited by guarantee (with no share capital or shareholders) and a registered UK charity (Charity No. 1070864) established to give back to the community. Since its inception in 1998, DFET has donated approximately $25 million USD (£15.9 million GBP) to initiate and support a number of major charitable projects, bursaries and scholarships approved by the DFET Trustees, including The Faulkes Telescope Project, Church Bell Projects and various educational programs. Neither Research nor DFET provide any services to companies other than Singapore Volition, its subsidiaries and affiliates. Dr. Martin Faulkes (current Director of VolitionRx Limited) is the benefactor of DFET and currently serves as director and chairman of DFET and as a director of Research. Mr. Cameron Reynolds (current President, CEO and a Director of VolitionRX Limited) currently serves as director of Research but is not now, and never has been, involved with DFET in any other capacity. Messrs. Faulkes and Reynolds do not have any ownership, control or other material relationship, directly or indirectly, with Research or DFET. Further, neither Dr. Faulkes nor Mr. Reynolds receives any compensation, directly or indirectly, from Research or DFET pursuant to the Service Agreement, in exchange for their directorships to Research or DFET, or otherwise. The Service Agreement provides for Research to perform services for Singapore Volition for a period of five years for $21,000 USD per year for an aggregate of $105,000 USD. Such services require Research to liaison with various medical institutions to promote and raise the profile of Singapore Volition through charitable donations, build and develop long-term relationships between UK and International cancer charities and Singapore Volition, and lobby government, health organization and other policy makers on behalf of Singapore Volition and promote the socially responsible ethos of Singapore Volition to ensure Singapore Volition focuses on its corporate social responsibilities to the community. Research does not operate for profit and does not pay any salary or other compensation to anyone, directly or indirectly, to perform the services. Dr. Martin Faulkes performs the services on behalf of Research, however as stated above, he does not receive any compensation in exchange. As of July 31, 2013, it was agreed that services had been performed to the full value anticipated under the Service Agreement, and therefore the Service Agreement was terminated as of that date. Consequently during the years ended December 31, 2013 and December 31, 2012, Singapore Volition incurred a total of $75,250 USD and $21,000 USD to Research, respectively, for its services.

On August 11, 2011, the parties entered into a Settlement Agreement of the Service Agreement (the “Settlement Agreement”) agreeing to convert the $105,000 USD fees due to Research under the Service Agreement to 350,000 shares ($0.30/share) of common stock in Singapore Volition. During the year ended December 31, 2012, Singapore Volition issued 350,000 shares to Research (issued on September 8, 2011). The value of the shares acquired were reassessed in accordance with US GAAP related party rules, which has resulted in an increase in their value to $1.00 USD per share and a corresponding increase in the value attributed to the services for the purposes of the accounts to $350,0000 USD, or $70,000 USD per year. As a result of the termination of the Service Agreement described above, Singapore Volition incurred a charge of $250,833 for the year ended December 31, 2013, in respect of the value attributed to the services. During the year ended December 31, 2013, Singapore Volition did not issue any shares to Research. True and correct copies of the Service Agreement and Settlement Agreement were filed as Exhibits 10.20 and 10.21, respectively, as part of our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012, and are incorporated herein by reference.

4)

On October 1, 2011, Hypergenomics Pte Limited entered into an agreement (the “Agreement”) with PB Commodities Pte Limited (“PB Commodities”). At the time of the Agreement, Laith Reynolds (former Director of Singapore Volition) was serving as a Director of PB Commodities. The Agreement provides office space and office support staff to Hypergenomics Pte Limited for $1,450 USD per month. Hypergenomics Pte Limited is also required to pay for all reasonable expenses incurred. The term of the Agreement is twelve months, commencing on October 1, 2011, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. For the fiscal years ended December 31, 2013 and December 31, 2012 Hypergenomics Pte Limited incurred approximately $17,400 USD and $17,400 USD, respectively, to PB Commodities. A copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

22

5)

Mining House Limited (“Mining House”) provides consultancy and office support services to Singapore Volition for £1,450 GBP ($2,300 USD) per month commencing on November 1, 2010; additionally, Singapore Volition is required to pay for all reasonable expenses incurred by Mining House in providing these services. Rodney Rootsaert (current Secretary of VolitionRx Limited) and Laith Reynolds (former Director of Singapore Volition) serve as Directors of Mining House. Mr. Cameron Reynolds (current President, CEO and a Director of VolitionRx Limited) also served as a Director of Mining House until he resigned September 30, 2011. Mining House does not currently provide any services to companies other than Singapore Volition, its subsidiaries and affiliates, but between 2006 and 2010 provided office support services to seven other companies. Mining House does not operate for profit. For the year ended December 31, 2013, Singapore Volition paid approximately £26,000 GBP ($40,050 USD) to Mining House split between £17,400 GBP ($27,200 USD) for consultancy and office support services and £8,600 GBP ($12,800 USD) for expenses. For the year ended December 31, 2012, Singapore Volition paid approximately £21,400 GBP ($33,700 USD) to Mining House split between £17,400 GBP ($27,700 USD) for consultancy and office support services and £4,000 GBP ($6,000 USD) for expenses. By reason of their directorships of Mining House, Rodney Rootsaert and Laith Reynolds are each deemed to have received compensation in the form of one half (1/2) of the consultancy and office support services received by Mining House for the year ended December 31, 2013 and December 31, 2012. For the years ended December 31, 2013 and 2012, Rodney Rootsaert and Laith Reynolds are each deemed to have received £8,700 GBP ($13,600 USD) and £8,700 GBP ($13,800 USD) respectively, from Mining House. The amounts paid by Singapore Volition to Mining House per month are used to cover Mining House’s overhead costs and the hard costs and expenses incurred by Mining House in performing the consultancy and office support services including the costs of European mobile phone usage, office equipment, printing and reproduction costs, and associated office costs and expenses. There is no written agreement by and between Mining House and Singapore Volition setting forth the terms of this arrangement.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•

disclosing such transactions in reports where required;

•

disclosing in any and all filings with the SEC, where required;

•

obtaining disinterested directors consent; and

•

obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide this information.

23

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid to the executive officers of the Company, Singapore Volition and its subsidiaries for the fiscal years ended December 31, 2013 and 2012. Unless otherwise specified, the term of each executive officer is that as set forth under the section herein entitled, “Term of Office”.

Name and Principal Position	Year Ended 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Cameron Reynolds(2) President, CEO and Director of the Company; CEO and Director of Singapore Volition; Managing Director of Belgian Volition; and CEO and Director of Hypergenomics Pte Limited	2012	-0-	-0-	-0-	86,540	-0-	-0-	132,000	218,540
	2013	-0-	-0-	-0-	31,314	-0-	-0-	132,000	163,314
Dr Jacob Micallef(3)	2012	-0-	-0-	-0-	239,540	-0-	-0-	104,266	343,806
Chief Scientific Officer and Director of Belgian Volition	2013	-0-	-0-	-0-	31,314	-0-	-0-	102,470	133,784
Dr Mark Eccleston(4)	2012	-0-	-0-	-0-	239,540	-0-	-0-	105,042	344,582
Chief Scientific Officer of Hypergenomics Pte Limited	2013	-0-	-0-	-0-	31,314	-0-	-0-	100,457	131,771
Malcolm Lewin(5) CFO and Treasurer of the Company, CFO of Singapore Volition and Director of Belgian Volition	2012	-0-	-0-	-0-	43,270	-0-	-0-	69,000	112,270
	2013	-0-	-0-	-0-	15,658	-0-	-0-	78,000	93,658
Rodney Rootsaert(6) Secretary of the Company, Administration and Legal Officer of Singapore Volition and Secretary and Director of Belgian Volition	2012	-0-	-0-	-0-	43,270	-0-	-0-	85,800	129,070
	2013	-0-	-0-	-0-	15,658	-0-	-0-	85,600	101,258
Jason Terrell (7) Chief Medical Officer and Head of US Operations	2012 2013	-0- -0-	-0- -0-	-0- -0-	-0- 198,560	-0- -0-	-0- -0-	-0- -0-	-0- 198,560

(1)

All Option Awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)

Cameron Reynolds is currently the President, CEO and a Director of the Company, the CEO and a Director of Singapore Volition, the Managing Director of Belgian Volition and the CEO and a Director of Hypergenomics Pte Limited. There are no employment agreements by and between Cameron Reynolds and the Company, Singapore Volition, Belgian Volition or Hypergenomics Pte Limited. Cameron Reynolds receives no compensation in exchange for his services as an executive officer of the Company, Singapore Volition or Hypergenomics Pte Limited.

24

Cameron Reynolds receives compensation pursuant to an agreement (the “Agreement”) dated August 6, 2010, entered into by and between Singapore Volition and PB Commodities Pte Limited (“PB Commodities”). The Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan. The term of the Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. As part of the Agreement, Singapore Volition shall pay consultancy fees each month to PB Commodities for the services of Cameron Reynolds (see the following paragraph regarding Mr. Reynolds’ Employment Agreement with PB Commodities). For the years ended December 31, 2013 and 2012, PB Commodities received $132,000 USD and $132,000 USD, respectively, from Singapore Volition for the services of Mr. Reynolds, pursuant to the Agreement. A true and correct copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Cameron Reynolds receives compensation from PB Commodities, as described in the previous paragraph, pursuant to an Employment Agreement (the “Employment Agreement”) dated September 4, 2010, in exchange for serving as an executive officer of PB Commodities and performing consulting services on its behalf. The term of the Employment Agreement is twelve (12) months, which shall be automatically extended for additional terms of twelve (12) months. Under the Employment Agreement, Mr. Reynolds only performs consulting services to Singapore Volition (see previous paragraph). In exchange for these services, Mr. Reynolds shall receive $8,000 USD per month from PB Commodities. For the years ended December 31, 2013 and 2012, Mr. Reynolds received $132,000 USD and $132,000 USD, respectively, pursuant to the Employment Agreement. Mr. Reynolds also receives a housing allowance of $3,000 USD per month, which commenced on July 1, 2011. For the years ended December 31, 2013 and 2012, Mr. Reynolds received $36,000 USD and $36,000 USD, respectively, as a housing allowance which is included in the figures of $132,000 USD and $132,000 USD as compensation received by Mr. Reynolds for the years ended December 31, 2013 and 2012, respectively. A copy of the Employment Agreement was filed as Exhibit 10.24 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Cameron Reynolds was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Mr. Reynolds using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively. None of the options which have vested have been exercised.

(3)

Dr Jacob Micallef is currently the Chief Scientific Officer and a Director of Belgian Volition. There are no employment agreements by and between Dr Micallef and Belgian Volition.

Dr Micallef receives compensation pursuant to a consultancy agreement (the “Agreement”) dated January 1, 2011, entered into by and between Belgian Volition (“Volition”) and Borlaug Limited (“Borlaug”). Under the terms of the Agreement Borlaug will make available to Volition the services of Dr Micallef to 1) manage Volition’s Intellectual Property portfolio and file new patents as required by Volition, 2) provide Project Management for Volition’s diagnostic development programs, and 3) identify and pursue business development opportunities for Volition. The Agreement commenced effective January 1, 2011, and continues until terminated by not less than four weeks’ written notice by either party, or as otherwise provided in the Agreement. In exchange for such services Volition is to pay Borlaug a monthly fee of £5,467 GBP ($7,200 USD). For the years ended December 31, 2013 and 2012, Borlaug received £65,604 GBP ($102,470 USD) and £65,604 GBP ($104,200 USD), respectively. A copy of the Agreement was filed as Exhibit 10.17 to our Annual Report on Form 10-K filed with the SEC on April 1, 2013 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Dr Micallef was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Borlaug. Dr. Micallef is a controlling director of Borlaug Limited and has voting and dispositive control over common shares of the Company held by Borlaug and shares issuable to Borlaug upon the exercise of stock purchase options and stock purchase warrants.

25

Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Borlaug using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively. None of the options which have vested have been exercised.

On December 3, 2012 (the “Grant Date”) Borlaug was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Borlaug using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $3.15 USD; expected term of 3 years; exercise price of $3.01 USD; a risk free interest rate of 0.34%, a dividend yield of 0% and volatility of 251%. None of these options have been exercised.

(4)

Dr Mark Eccleston is currently the Chief Scientific Officer of Hypergenomics Pte Limited. There are no employment agreements by and between Dr Eccleston and Hypergenomics Pte Limited.

Dr Eccleston receives compensation pursuant to a Consultancy Services Agreement (the “Agreement”) dated October 1, 2010, entered into by and between Singapore Volition Pte (“Volition”) and Oncolytika Limited (“Oncolytika”). Under the terms of the Agreement Oncolytika, which is represented by Dr Eccleston, will 1) provide project management for Volition’s diagnostic development programs, and 2) identify and pursue business development opportunities for the Volition group and its Nucleosomics and Hypergenomics technologies. The Agreement commenced effective October 1, 2010, and continues until terminated by one month’s written notice by either party, or by a material breach of the Agreement. In exchange for such services Volition is to pay Oncolytika a monthly fee of £5,300 GBP ($7,000 USD). For the years ended December 31, 2013 and 2012, Oncolytika received £63,600 GBP ($100,457 USD) and £66,350 GBP ($105,042 USD), respectively. A copy of the Agreement was filed as Exhibit 10.14 to our Annual Report on Form 10-K filed with the SEC on April 1, 2013 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Dr Eccleston was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Oncolytika. Dr. Eccleston is a controlling director of Oncolytika Limited and has voting and dispositive control over common shares of the Company held by Oncolytika and shares issuable to Oncolytika upon the exercise of stock purchase options and stock purchase warrants. Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Oncolytika using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively. None of the options which have vested have been exercised.

On December 3, 2012 (the “Grant Date”) Oncolytika was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Oncolytika using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $3.15 USD; expected term of 3 years; exercise price of $3.01 USD; a risk free interest rate of 0.34%, a dividend yield of 0% and volatility of 251%. None of these options have been exercised.

26

(5)

Malcolm Lewin is currently the CFO and Treasurer of the Company, the CFO of Singapore Volition and a Director of Belgian Volition. There are no employment agreements by and between Malcolm Lewin and the Company or Singapore Volition. Malcolm Lewin receives no compensation in exchange for his services as an executive officer of the Company.

Malcolm Lewin receives compensation in exchange for his services as an executive officer of Singapore Volition per the Consultancy Agreement (“Consultancy Agreement”) entered into by and between Singapore Volition and Mr. Malcolm Lewin dated July 10, 2011, pursuant to which Mr. Lewin shall serve as Chief Financial Officer of Singapore Volition and to devote at least twelve (12) days per month to carry out the duties as Chief Financial Officer. According to the Consultancy Agreement, Mr. Lewin’s term as Chief Financial Officer shall commence on July 15, 2011 and terminate upon Mr. Lewin’s resignation or commitment of a material breach of the Consultancy Agreement or upon written notice by either party. In exchange for such services, Singapore Volition paid Mr. Lewin a monthly fee of $5,000 USD for the period from January 1, 2012 to June 30, 2012 and a monthly fee of $6,500 USD for the period from July 1, 2012 to December 31, 2013. For the years ended December 31, 2013 and 2012, Mr. Lewin received $78,000 USD and $69,000 USD, respectively, pursuant to the Consultancy Agreement. A copy of the Consultancy Agreement was filed as Exhibit 10.18 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Malcolm Lewin was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Mr. Lewin using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013, and 2011 40,000 and 20,000 of these options have vested, respectively. None of the options which have vested have been exercised.

(6)

Rodney Rootsaert is currently the Secretary of the Company, the Administration and Legal Officer of Singapore Volition and the Secretary and a Director of Belgian Volition. There are no employment agreements by and between Rodney Rootsaert and the Company, Singapore Volition or Belgian Volition. Rodney Rootsaert receives no compensation in exchange for his services as an executive officer of the Company, Singapore Volition or Belgian Volition.

Rodney Rootsaert receives compensation pursuant to an agreement (the “Agreement”) dated August 6, 2010, entered into by and between Singapore Volition and PB Commodities Pte Limited (“PB Commodities”). The Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan. The term of the Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. As part of the Agreement, Singapore Volition shall pay consultancy fees each month to PB Commodities for the services of Rodney Rootsaert (see the following paragraph regarding Mr. Rootsaert’s Employment Agreement with PB Commodities). For the years ended December 31, 2013 and 2012, PB Commodities received $72,000 USD and $72,000 USD, respectively, from Singapore Volition for the services of Mr. Rootsaert, pursuant to the Agreement. A true and correct copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Rodney Rootsaert receives compensation from PB Commodities, as described in the previous paragraph, pursuant to an Employment Agreement (the “Employment Agreement”) dated September 4, 2010, in exchange for serving as an executive officer of PB Commodities and performing consulting services on its behalf. The term of the Employment Agreement is twelve (12) months, which shall be automatically extended for additional terms of twelve (12) months. Under the Employment Agreement, Mr. Rootsaert only performs consulting services to Singapore Volition (see previous paragraph). In exchange for these services, Mr. Rootsaert shall receive $6,000 USD per month from PB Commodities. For the years ended December 31, 2013 and 2012, Mr. Rootsaert received $72,000 USD and $72,000 USD, respectively, pursuant to the Employment Agreement. A copy of the Employment Agreement was filed as Exhibit 10.25 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

27

Mining House Limited (“Mining House”) provides consultancy and office support services to Singapore Volition for £1,450 GBP ($2,300 USD) per month commencing on November 1, 2010; additionally, Singapore Volition is required to pay for all reasonable expenses incurred by Mining House in providing these services. For the year ended December 31, 2013, Singapore Volition paid approximately £26,000 GBP ($40,050 USD) to Mining House split between £17,400 GBP ($27,200 USD) for consultancy and office support services and £8,600 GBP ($12,850 USD) for expenses. For the year ended December 31, 2012, Singapore Volition paid approximately £21,400 GBP ($33,700 USD) to Mining House split between £17,400 GBP ($27,700 USD) for consultancy and office support services and £4,000 GBP ($6,000 USD) for expenses. By reason of his directorship of Mining House, Mr. Rootsaert is deemed to have received compensation in the form of one half (1/2) of the consultancy and office support services received by Mining House, along with Mr. Laith Reynolds for the years ended December 31, 2013 and December 31, 2012. For the years ended December 31, 2013 and 2012, Mr. Rootsaert is deemed to have received £8,700 GBP ($13,600 USD) and £8,700 GBP ($13,800 USD), respectively, from Mining House. There is no written agreement by and between Mining House and Singapore Volition setting forth the terms of this arrangement.

On November 25, 2011 (the “Grant Date”) Rodney Rootsaert was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Mr. Rootsaert using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 40,000 and 20,000 of these options have vested, respectively. None of the options which have vested have been exercised.

(7)

Jason Terrell is currently the Chief Medical Officer of the Company and Head of US Operations. There are no employment agreements by and between Jason Terrell and the Company. Jason Terrell receives no compensation in exchange for his services as an executive officer of the Company.

Jason Terrell receives compensation for services to the Company through a warrant agreement entered into as of March 20, 2013. Under the terms of the warrant he is entitled to subscribe for 200,000 shares of common stock at an exercise price of $2.47. The warrants are to expire three years after vesting. 25,000 warrants vested immediately on March 20, 2013. 25,000 warrants are to vest on the date of the Company signing an agreement to commence a clinical trial of the Company’s proprietary screening kits and devices for the detection of certain diseases in the USA. A further 25,000 warrants are to vest upon the Company signing a second US clinical trial agreement. 50,000 warrants are to vest on the date the Company receives approval from the United States’ Food and Drug Administration for the sale and distribution in the USA of its first proprietary screening kit or device for the detection of a certain disease. A further 50,000 warrants are to vest upon the receipt of FDA approval for the sale and distribution in the USA of its second proprietary screening kit or device for the detection of a certain disease that is different from the first proprietary screening kit. 25,000 warrants are to vest on the date of the Company signing an agreement with a laboratory/group certified through the Clinical Laboratory Improvement Amendments (CLIA) for the use of the Company’s proprietary screening kits and devices for the detection of certain diseases in humans in the USA.

The Company has calculated the fair market value of the 25,000 warrants that vested immediately at $57,046 using the Black Scholes Option Pricing Model using the following assumptions: three year term, $2.48 stock price, $2.47 exercise price, 253% volatility, 0.38% risk free rate. The Company carried out a remeasurement of the 175,000 unvested warrants as at December 31, 2013 in accordance with ASC 505. The Company estimated that the vesting of these warrants will take place over the three years to December 31, 2016. The unvested warrants were remeasured at $417,625 using the Black-Scholes Option Pricing model using the following assumptions: three-year term, $2.48 stock price, $2.47 exercise price, 239% volatility, 0.78% risk free rate. None of the options which have vested have been exercised.

28

Narrative Disclosure to Summary Compensation Table

As at December 31, 2013 and 2012, neither the Company, Singapore Volition or its subsidiaries, had any compensatory plans or arrangements, including payments to be received from the Company, Singapore Volition or its subsidiaries with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, Singapore Volition or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company, Singapore Volition or its subsidiaries.

Outstanding Equity Awards

The following table sets forth the outstanding equity awards for the executive officers of the Company, Singapore Volition and its subsidiaries for the fiscal year ended December 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Cameron Reynolds(1)	20,000 20,000 20,000 20,000 -0- -0-	-0- -0 -0- -0- -0- -0-	-0- -0- -0- -0- 20,000 20,000	3.00 3.00 4.00 4.00 5.00 5.00	5/25/2015 11/25/2015 5/25/2016 11/25/2016 5/25/2017 11/25/2017	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0-
Dr Jacob Micallef(2)	20,000 20,000 50,000 20,000 20,000 -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- 20,000 20,000	3.00 3.00 3.01 4.00 4.00 5.00 5.00	5/25/2015 11/25/2015 12/3/2015 5/25/2016 11/25/2016 5/25/2017 11/25/2017	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-
Dr Mark Eccleston(3)	20,000 20,000 50,000 20,000 20,000 -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- 20,000 20,000	3.00 3.00 3.01 4.00 4.00 5.00 5.00	5/25/2015 11/25/2015 12/3/2015 5/25/2016 11/25/2016 5/25/2017 11/25/2017	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-

29

Malcolm Lewin(4)	10,000 10,000 10,000 10,000 -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- 10,000 10,000	3.00 3.00 4.00 4.00 5.00 5.00	5/25/2015 11/25/2015 5/25/2016 11/25/2016 5/25/2017 11/25/2017	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-
Rodney G. Rootsaert(5)	10,000 10,000 10,000 10,000 -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- 10,000 10,000	3.00 3.00 4.00 4.00 5.00 5.00	5/25/2015 11/25/2015 5/25/2016 11/25/2016 5/25/2017 11/25/2017	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-
Jason Terrell(6)	25,000 -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- 25,000 25,000 25,000 50,000 50,000	2.47 2.47 2.47 2.47 2.47 2.47	3/20/2016 6/20/2017* 11/20/2017* 9/20/2018* 12/20/2018* 11/20/2019*	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-

* Estimates only. See note (6).

(1)

On November 25, 2011 (the “Grant Date”) Cameron Reynolds was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively.

(2)

On November 25, 2011 (the “Grant Date”) Dr Micallef was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Borlaug. Dr. Micallef is a controlling director of Borlaug Limited and has voting and dispositive control over common shares of the Company held by Borlaug and shares issuable to Borlaug upon the exercise of stock purchase options and stock purchase warrants. Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively.

On December 3, 2012 (the “Grant Date”) Borlaug was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest.

30

(3)

On November 25, 2011 (the “Grant Date”) Dr Eccleston was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Oncolytika. Dr. Eccleston is a controlling director of Oncolytika Limited and has voting and dispositive control over common shares of the Company held by Oncolytika and shares issuable to Oncolytika upon the exercise of stock purchase options and stock purchase warrants. Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively.

On December 3, 2012 (the “Grant Date”) Oncolytika was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest.

(4)

On November 25, 2011 (the “Grant Date”) Malcolm Lewin was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 40,000 and 20,000 of these options have vested, respectively.

(5)

On November 25, 2011 (the “Grant Date”) Rodney Rootsaert was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 40,000 and 20,000 of these options have vested, respectively.

(6)

On March 20, 2013 Jason Terrell was granted a warrant to purchase 200,000 shares of Common Stock of the Company at an exercise price of $2.47 USD per share. The warrants are to expire three years after vesting. 25,000 warrants vested immediately on March 20, 2013. 25,000 warrants are to vest on the date of the Company signing an agreement to commence a clinical trial of the Company’s proprietary screening kits and devices for the detection of certain diseases in the USA. A further 25,000 warrants are to vest upon the Company signing a second US clinical trial agreement. 50,000 warrants are to vest on the date the Company receives approval from the United States’ Food and Drug Administration for the sale and distribution in the USA of its first proprietary screening kit or device for the detection of a certain disease. A further 50,000 warrants are to vest upon the receipt of FDA approval for the sale and distribution in the USA of its second proprietary screening kit or device for the detection of a certain disease that is different from the first proprietary screening kit. 25,000 warrants are to vest on the date of the Company signing an agreement with a laboratory/group certified through the Clinical Laboratory Improvement Amendments (CLIA) for the use of the Company’s proprietary screening kits and devices for the detection of certain diseases in humans in the USA. The expiration dates above reflect the Company’s current estimates of the dates the foregoing vesting events will occur. As of the years ended December 31, 2013 and 2012, 25,000 and Nil of these warrants have vested, respectively.

Long-Term Incentive Plans

As at December 31, 2013 and 2012, there were no arrangements or plans in which the Company, Singapore Volition or its subsidiaries provided pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

31

As at December 31, 2013 and 2012, neither the Company, Singapore Volition nor its subsidiaries had a compensation committee of the Board of Directors. The Board of Directors as a whole determined executive compensation.

Compensation of Directors

The compensation paid to executive officers who were also directors for all services rendered in all capacities to the Company, Singapore Volition and its subsidiaries for the fiscal year ended December 31, 2013 is set forth above under the Summary Compensation Table. No executive officer is paid compensation for services as a director.

The following table sets forth the compensation paid to the directors who were not executive officers of the Company, Singapore Volition and its subsidiaries for the fiscal year ended December 31, 2013. Unless otherwise specified, the term of each director is that as set forth under that section entitled, “Term of Office”.

Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guy Innes(2)	25,000	-0-	7,829	-0-	-0-	-0-	32,829
Dr. Martin Faulkes(3)	90,000	-0-	7,829	-0-	-0-	-0-	97,829
Dr. Satu Vainikka(4)	9,375	-0-	2,535	-0-	-0-	-0-	11,910
Dr. Alan Colman(5)	72,000	7,000	7,829	-0-	-0-	6,000	92,829
Sarah Lee Hwee Hoon(6)	-0-	-0-	6,263	-0-	-0-	-0-	6,263

(1)

All Option Awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)

Guy Innes is currently a Director of the Company and Singapore Volition. There are no employment agreements by and between Guy Innes and the Company. Guy Innes receives no compensation in exchange for his services as a Director of the Company.

Guy Innes receives compensation in exchange for his services as a Director of Singapore Volition pursuant to that certain Letter of Appointment as Non-Executive Director with Guy Innes (“Letter of Appointment”) entered into with Singapore Volition on September 23, 2010, pursuant to which Mr. Innes shall serve as a non-executive director commencing on August 18, 2010 and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon his office as director being vacated. In exchange for his services, he shall receive $6,250 USD per calendar quarter following the admission of the shares of Singapore Volition to a recognized exchange, per the terms set forth in the letter. A copy of the Letter of Appointment was filed as Exhibit 10.11 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Additionally, on November 25, 2011 (the “Grant Date”) Guy Innes was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Guy Innes using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 20,000 and 10,000 of these options have vested.

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(3)

Dr. Martin Faulkes is currently a Director of the Company, Singapore Volition and Belgian Volition. There are no employment agreements by and between Dr. Martin Faulkes and the Company or Belgian Volition. Dr. Martin Faulkes receives no compensation in exchange for his services as a Director of the Company or Belgian Volition.

Dr. Martin Faulkes receives compensation in exchange for his services as a Director of Singapore Volition pursuant to a Letter of Appointment as Executive Chairman with Dr. Martin Faulkes (“Letter of Appointment”), entered into with Singapore Volition on July 13, 2011, pursuant to which Dr. Faulkes shall serve as executive chairman of the Board of Directors of Singapore Volition commencing on March 22, 2011 for a term of three (3) years and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon his office as Executive Chairman being vacated. In exchange for his services, he shall receive an annual fee of $90,000 USD to commence following the admission of the shares of Singapore Volition to a recognized exchange and Singapore Volition being sufficiently funded in the opinion of the Board. If the Board believes that the company is not sufficiently funded, Dr. Faulkes shall receive $6,250 USD per calendar quarter under the company is sufficiently funded.

On July 13, 2011, Singapore Volition entered into a Warrant Agreement with Dr. Faulkes to grant warrants to him to purchase up to 250,000 shares of Singapore Volition at an exercise price of $1.05 USD per share, per the terms set forth in the agreement. The warrants shall vest on July 13, 2011 and shall expire on July 13, 2016. As of the years ended December 31, 2013 and 2012, 0 and 0 of these warrants have been exercised, respectively. The Company has calculated the estimated fair market value of the warrants granted to Dr. Faulkes as $244,395 USD using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.00 USD; expected term of five years, exercise price of $1.05 USD, a risk free interest rate of 1.45%, a dividend yield of 0% and volatility of 190%. A copy of the Letter of Appointment was filed as Exhibit 10.19 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Additionally, on November 25, 2011 (the “Grant Date”) Dr. Faulkes was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Dr. Faulkes using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 20,000 and 10,000 of these options have vested, respectively.

(4)

Dr. Satu Vainikka is a former Director of the Company, Belgian Volition and Singapore Volition. On April 1, 2011, she resigned from all positions with Belgian Volition, on October 7, 2011, she resigned from all positions with Singapore Volition, and on May 15, 2013, she resigned from all positions with the Company. Dr. Satu Vainikka received no compensation in exchange for her services as a Director of the Company or Belgian Volition. There are no employment agreements by and between Dr. Satu Vainikka and the Company or Belgian Volition.

Dr. Satu Vainikka received compensation in exchange for her services as a Director of Singapore Volition pursuant to a Letter of Appointment as Non-Executive Director with Satu Vainikka (“Letter of Appointment”) entered into with Singapore Volition on September 22, 2010, pursuant to which Dr. Vainikka shall serve as a non-executive director commencing on October 11, 2010 and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon her office as director being vacated. In exchange for her services, she shall receive $6,250 USD per calendar quarter following the admission of the shares of Singapore Volition to a recognized exchange, per the terms set forth in the letter. A copy of the Letter of Appointment was filed as Exhibit 10.10 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

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On November 25, 2011 (the “Grant Date”) Dr. Vainikka was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Dr. Vainikka using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. Subsequent to Dr Vainikka’s resignation from the Company on May 15, 2013, 20,000 of these options were unvested and consequently lapsed, and the remaining 10,000 options that had vested also lapsed as they were not exercised within the permitted period of three months after termination of employment.

(5)

Dr. Alan Colman is currently a Director of the Company and Singapore Volition. Dr. Alan Colman receives no compensation in exchange for his services as a Director of the Company.

Dr. Alan Colman receives compensation in exchange for his services as a Director of Singapore Volition pursuant to that certain Letter of Appointment as Non-Executive Director with Dr. Alan Colman (“Letter of Appointment”) entered into with Singapore Volition on May 25, 2011, pursuant to which Dr. Colman shall serve as a non-executive director of Singapore Volition commencing on April 1, 2011 and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon his office as director being vacated. In exchange for his services, he shall receive $6,000 USD per month in cash or stock or a combination of both, at his sole discretion.

On April 1, 2011, Singapore Volition entered into a Warrant Agreement with Dr. Colman pursuant to which he received warrants to purchase up to 100,000 shares of Singapore Volition at an exercise price of $0.50 USD per share, per the terms set forth in the agreement. The warrants shall vest on April 1, 2011 and shall expire on April 1, 2016. As of the years ended December 31, 2013 and 2012, 0 and 0 of these warrants have been exercised, respectively. The Company has calculated the estimated fair market value of the warrants granted to Dr. Colman as $48,431 USD using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $0.50 USD; expected term of five years, exercise price of $0.50 USD, a risk free interest rate of 2.24%, a dividend yield of 0% and volatility of 190%. A copy of the Letter of Appointment was filed as Exhibit 10.13 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Additionally, on November 25, 2011 (the “Grant Date”) Dr. Colman was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Dr. Faulkes using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 20,000 and 10,000 of these options have vested, respectively.

Dr Colman is also the Chairman of the Company’s Scientific Advisory Board (“SAB”), and receives compensation for his services in that capacity pursuant to a Letter of Appointment entered into with Singapore Volition on April 5, 2011. The Letter of Appointment provides that Dr Colman is to receive a fee of $2,000 USD for each attendance at three meetings of the SAB to be held in each calendar year. In addition Dr Colman is to receive stock with a value of $7,000 USD on the anniversary of his appointment to the SAB for each full year that he remains a member of the SAB.

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(6)

Sarah Lee Hwee Hoon is currently a Director of Hypergenomics Pte Limited. There are no employment agreements by and between Sarah Lee Hwee Hoon and Hypergenomics Pte Limited. Sarah Lee Hwee Hoon receives no compensation in exchange for her services as a Director of Hypergenomics Pte Limited.

On November 25, 2011 (the “Grant Date”) Sarah Lee Hwee Hoon was granted an option to purchase 24,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 4,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 4,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 4,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Sarah Lee Hwee Hoon using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 16,000 and 8,000 of these options have vested, respectively.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent accountants for the fiscal year ended December 31, 2013 was Sadler, Gibb & Associates, LLC. As set forth below in Proposal 2, the Company has appointed Sadler, Gibb & Associates, LLC as the Company's independent accountants for the fiscal year ending December 31, 2014.

PROPOSAL 1.

ELECTION OF DIRECTORS

Nominees

Our current Bylaws provide for a Board of Directors consisting of not less than one (1) director. Elected directors will hold office for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly elected and qualified, or until their earlier death, resignation, or removal from office. In the absence of specific instructions, proxies which do not indicate for whom votes should be cast will be voted “FOR” the election of the nominees named below as directors. Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Delaware law. In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxyholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

Set forth below is information as to each nominee for director.

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DIRECTORS WHO ARE NOMINEES FOR ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)
Cameron Reynolds	43	Director – 1 Year
Dr. Martin Faulkes	70	Director – 1 Year
Guy Innes	58	Director – 1 Year
Dr. Alan Colman	65	Director – 1 Year
Dr. Habib Skaff	37	Director – 1 Year

The business experience of the person(s) listed above is as follows:

CAMERON REYNOLDS. Cameron Reynolds has over 17 years of entrepreneurial executive experience in the mining and biotechnology sectors. He began his career in 1994 working for Southern China Group, where as regional manager he set up operations in Hong Kong and Yunnan. In 1996 he began working for Integrated Coffee Technologies, a genetically modified coffee company, in a junior management position, where he was responsible for business plan creation, office management, recruitment, and business development. After working for Integrated Coffee Technologies, Mr. Reynolds served as the commercialization director for Probio, Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenesis and cloning research from the University of Hawaii. Mr. Reynolds held that role from 1998 until 2001, and his main responsibilities were managing all legal and contract issues with the University of Hawaii; implementing patenting strategy; managing all stockholder issues including the merger and its legal and contractual documentation; head office management; budgetary control; team building and recruitment. Between 2002 and 2003, Mr. Reynolds undertook an MBA. From 2004 until 2011, Mr. Reynolds founded and served as Managing Director and Director of Mining House Limited, where he was responsible for identifying potential mining projects, coordinating the preliminary evaluations and securing the financing with a view to listing the companies on AIM, TSX and US OTC. From 2005 until present, Mr. Reynolds has held a number of board directorships including Atlantic Mining PLC; Carbon Mining PLC, Magellan Copper and Gold PLC (Carbon Mining and MCG were both to became part of Solfotara Mining and Copper Development Corp on AIM, CDC.L after a vend); KAL Energy Inc. (KALG, OTC), Iofina Natural Gas PLC (IOF, AIM); Canyon Copper Corp. (TSX.V: CNC, OTCBB: CNYC), and Hunter Bay Resources (HBY, TSX-V). The Board of Directors appointed Mr. Reynolds as President, Chief Executive Officer and Director of the Company due to his strong experience in management, structuring and strategic planning of start-up companies.

DR. MARTIN FAULKES. Dr. Martin Faulkes has over 30 years of entrepreneurial and managerial experience as the founder and CEO of several software companies within the United Kingdom and the United States. From 1979 to 1984, Dr. Faulkes was the Founder, President and CEO for Logica Inc., a company providing bespoke software to all industries but mainly banks and communications companies. Dr. Faulkes was responsible for all aspects of the business, namely sales, finance, recruitment, staff management and project control. He then became Managing Director of System Programming Ltd., a company that provides computer programming for systems in businesses like airlines, utility companies, banks, and insurance, from 1985 to 1987, where he was responsible for all aspects of the business. Dr. Faulkes founded Triad Plc., a computer software development company that provides systems and consultants to the business community, where he was a director from 1987 to 1998, responsible for controlling the company financially. From 1998 until the present day, Dr. Faulkes has focused on charitable activities, as the Founder and Sole Benefactor of the Dill Faulkes Educational Trust, a UK registered charity, where he is Chairman. He also sits on the Board of the Cambridge 800th Anniversary Campaign in the UK. In light of Dr. Faulkes’ past experience in business development, Dr. Faulkes was appointed as a Director to the Company.

GUY INNES. Guy Innes is a Chartered Accountant and a member of the Institute of Chartered Accountants in England and Wales. Mr. Innes has extensive experience in financing and managing technology companies, which he gained from serving as a non-executive director on the board of companies such as ProBio Inc. from 2000 to 2006, Magellan Copper & Gold Plc. from 2007 to 2010, and Carbon Mining Plc. from 2007 to 2010. While serving as a non-executive director for these companies, Mr. Innes was responsible for the development of corporate strategy and the implementation of financial controls and risk management systems. Prior to holding these directorships, Mr. Innes had a long career in banking and private equity, including advisory roles with Baring Brothers & Co. Limited in London and Paris from 1984 to 1995, where he was involved in executing and advising on national and international mergers & acquisitions, but also IPOs and capital raising; Baring Private Equity Partners Limited in London and Singapore from 1995 to 1997, where he was involved in the setting up, recruiting of managers and capital raising for an Asian media and communications private equity fund; and Quartz Capital Partners Limited from 1997 to 2000, where Mr. Innes served as Head of Corporate Finance and was responsible for managing the corporate finance department and leading the transactions undertaken by Quartz including IPOs, private placements and mergers and acquisitions. The Board of Directors of the Company believed Mr. Innes’ technical, financial and managerial background would be beneficial to the growth of the Company.

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DR. ALAN COLMAN. Dr. Alan Colman has extensive experience in the molecular biology field where he has worked in the production of transgenic livestock, somatic nuclear transfer, and human disease models. After a successful university career in the Universities of Oxford, Cambridge, Warwick and Birmingham (where he was Professor of Biochemistry), Dr Colman went into industry. From the late 1980’s until 2002, Dr. Colman was the research director of the company PPL Therapeutics in Edinburgh, UK, where he was responsible for leading PPL’s research program strategy, also playing a role in PPL’s financing rounds, culminating in its listing on the London Stock Exchange. This company attracted considerable media attention because of their participation in the technique of somatic nuclear transfer that led to the world’s first cloned sheep, Dolly, in 1996. From 2002 to 2007, Dr. Colman was Chief Scientific Officer and then CEO for the Singaporean human embryonic stem cell company, ES Cell International. Dr. Colman is currently the Executive Director of the Singapore Stem Cell Consortium, a position he has held since 2007. From 2008 to 2009, Dr. Colman was also concurrently Professor of Regenerative Medicine at King’s College, London, UK. His current interest is the development of human disease models using induced pluripotent stem cells. Dr. Colman was appointed as a Director of the Company and a member of the Scientific Advisory Board on account of his work in biochemistry, stem cell research and pathology.

DR. HABIB SKAFF. Dr. Habib Skaff is a synthetic chemist specializing in the area of nanotechnology; his doctoral studies focused on the design of organic and polymeric ligands for the encapsulation of semiconductor nanoparticles and modification of the physical, optical, electronic, and assembly properties of the nanoparticles. Since 2001, Dr. Skaff has co-authored 11 peer-reviewed scientific papers and is a co-inventor on 18 pending or issued patents in the fields of chemistry, nanotechnology, and biotechnology. He co-founded Intezyne Technologies in 2004 and serves as that company’s Chief Executive Officer, where he is responsible for establishing and implementing strategic planning for the future. Dr. Skaff works closely with the Chief Scientific Officer to develop and implement Intezyne’s intellectual property strategy as well as establish alliances with potential partners. He also leads Intezyne’s fundraising through debt and equity financing and works closely with the CFO in this capacity. He is also President, and Chairman of the Board of Directors of Intezyne. Dr. Skaff has served as the Chairman of Skaff Corporation of America since 1999, where he guides strategic planning but is not involved in day-to-day operations. Dr. Skaff was appointed to serve as a member of the Company’s Board of Directors because of his extensive scholarly work and inventions in the fields of chemistry and biotechnology.

VOTE REQUIRED

Directors are elected by a plurality of the votes cast by the shares of Common Stock represented at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF AUDITOR

The Company has appointed Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the independent auditor of the Company for the year ending December 31, 2014. Sadler Gibb has served as the Company’s independent auditor since November 29, 2011. Sadler Gibb provides services to the Company including examination of the Company’s annual and quarterly financial statements. Representatives from Sadler Gibb will not be present at the Annual Meeting to be held on August 5, 2014.

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit fees	$28,000	$24,000
Audit-Related fees	$0	$0
Tax fees	$2,829	$0
All other fees	$0	$2,000
Total	$30,829	$26,000

Audit Fees

During the fiscal year ended December 31, 2013, we incurred approximately $28,000 in fees to our principal independent accountants for professional services rendered in connection with the audit of our annual financial statements for the fiscal year ended December 31, 2013, review of our financial statements included in our quarterly reports during the fiscal year ended December 31, 2013, and other services provided in connection with statutory and regulatory filings during such fiscal year.

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During the fiscal year ended December 31, 2012, we incurred approximately $24,000 in fees to our principal independent accountants for professional services rendered in connection with the audit of our annual financial statements for the fiscal year ended December 31, 2012, review of our financial statements included in our quarterly reports during the fiscal year ended December 31, 2012, and other services provided in connection with statutory and regulatory filings during such fiscal year.

Audit-Related Fees

The aggregate fees billed during the fiscal years ended December 31, 2013 and 2012 for assurance and related services by our principal independent accountants that are reasonably related to the performance of the audit or review of our financial statements (and are not reported under Item 9(e)(1) of Schedule 14A) were $0 and $0, respectively.

Tax Fees

The aggregate fees billed during the fiscal years ended December 31, 2013 and 2012 for professional services rendered by our principal accountant for tax compliance, tax advice and tax planning in connection with the preparation of all Federal and State Corporate Income Tax Returns and related schedules were $2,829 and $0, respectively.

All Other Fees

The aggregate fees billed during the fiscal years ended December 31, 2013 and 2012 for products and services provided by our principal independent accountants (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A) were $0 and $2,000, respectively. The fees billed during the fiscal year ended December 31, 2012, related to assistance with responses to comment letters received from the SEC.

VOTE REQUIRED

The ratification of Sadler Gibb as the Company’s independent auditors for the year ended December 31, 2014 requires the approval of a majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2014 AS SET FORTH ABOVE.

PROPOSAL 3.

AMENDMENT TO 2011 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF

SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

On November 17, 2011, the Company, receiving the majority vote of the shareholders, adopted and approved the 2011 Equity Incentive Plan (the “Plan”), substantially in the form attached hereto as Appendix B. The Company adopted the Plan to offer an opportunity to acquire a proprietary interest in the Company to our directors, officers, employees and key consultants whose contributions to our Company have been, are or likely to be important to our success. Pursuant to the Plan, the Company is authorized to issue nine hundred thousand (900,000) restricted shares, $0.001 par value, of the Company’s Common Stock. The term of the Plan is ten (10) years from the date of the Plan’s adoption by the Board on November 17, 2011, or until November 17, 2021.

Awards granted under the Plan shall collectively be referred to hereinafter as “Awards”. Persons eligible to receive Awards under the Plan include directors, officers, employees and consultants of the Company who provide bona fide services to us in connection with our business. Under federal securities laws, these services cannot be in connection with the offer of sale of our securities in a capital raising transaction nor directly or indirectly promote or maintain a market for our securities.

The Plan is administered by Cameron Reynolds, Guy Innes and Dr. Martin Faulkes (collectively the “Administrator”). The Administrator has the authority to select to whom an Award is to be granted, the type of Award to be granted, the number of shares of common stock to be covered by each Award, the form of Award Agreement to be given, and the terms and conditions of the Award, consistent with the terms of the Plan, such as the time or times at which an Award shall be granted, the vesting schedule, the dates such Award shall become exercisable, and the acceptable forms of consideration. Further, the Administrator has the authority to construe and interpret the terms of the Plan, prescribe, amend and rescind rules and procedures relating to the Plan, modify or amend each Award, impose restrictions, conditions or limitations on an Award, and to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted thereunder.

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The Administrator may amend, suspend or terminate the Plan at any time, but such action shall be subject to the approval of the stockholders of the Company. No amendment, suspension or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the awardee and the Administrator.

The Plan authorizes the grant of the following Awards:

•

options which quality as “incentive stock options” (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”);

•

options which do not qualify as ISOs (“non-qualified options” or “NSOs”);

•

awards of our Common Stock and stock units;

•

stock appreciation rights;

•

other stock-based awards, subject to the Plan and limitations under applicable law.

Options

The Administrator may grant an option from time to time in its discretion or automatically upon the occurrence of specified events. The term of the option shall be ten (10) years from the grant date or such shorter term as may be determined by the Administrator. The term of an ISO granted to a 10% stockholder shall not exceed five (5) years.

Each option agreement made pursuant to the Plan shall contain provisions regarding (i) the number of shares that may be issued upon exercise of the option; (ii) the type of option; (iii) the exercise price of the shares and the means of payment for the shares; (iv) the term of the option; (v) such terms and conditions on the vesting or exercisability of an option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.

The exercise price per share for the shares to be issued pursuant to the exercise of an option shall be determined by the Administrator, subject to the following: (i) for ISOs, the per share exercise price shall be no less than 100% of the fair market value per share on the grant date. Notwithstanding the foregoing, if any ISO is granted to a 10% stockholder, then the exercise price shall not be less than 110% of the fair market value of a share of common stock on the grant date; (ii) for NSOs, the per share exercise price shall be no less than 100% of the fair market value per share on the grant date. The per share exercise price for NSOs may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the fair market value per share on the grant date.

If an awardee under the Plan ceases to be an employee, director, officer or consultant of the Company, as a result of his or her death, disability, or otherwise, the awardee may exercise his or her option under certain conditions and within such period as is specified in the award agreement or as otherwise set forth under the Plan or determined by the Administrator.

ISO Limitations

Only employees of the Company may be granted ISOs. An employee who is granted an ISO may not have a leave of absence exceeding three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract.

If the aggregate fair market value of the shares with respect to which ISOs are exercisable for the first time by the awardee during any calendar year exceeds $100,000, then the portion of such options that exceeds $100,000 shall be treated as NSOs. The fair market value of the shares shall be determined as of the grant date.

The option agreement that grants an ISO must provide that the ISO cannot be transferable by the awardee other than by will or the laws of descent and distribution, and, must not be exercisable by any other person during the lifetime of the awardee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the awardee to transfer the ISO to a trust under Section 671 of the Code and other applicable law. If the terms of the ISO are amended to permit transferability, the option shall be treated for tax purposes as a NSO.

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Stock Awards

Each stock award agreement made under the Plan shall contain provisions regarding (i) the number of shares subject to such stock award or a formula for determining such number; (ii) the purchase price, if any, of the shares, and the means of payment for the shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the stock award; and (vi) such further terms and conditions in each case not inconsistent with the Plan as may be determined from time to time by the Administrator.

Unless otherwise provided by the Administrator, upon the awardee’s termination of services with the Company, the unvested stock award and the shares subject thereto shall be forfeited, subject to certain conditions. Unless otherwise provided by the Administrator, the awardee shall have rights equal to those of a stockholder and shall be a stockholder of the Company only after shares are issued. An awardee holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

Other Provisions Generally Applicable to Awards

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the awardee and only by the awardee.

Adjustments to Awards upon Changes in Capitalization, Dissolution, Merger or Asset Sale

The number and kind of shares covered by each outstanding Award, and the price per share subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding common stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of shares, consolidation, spin-off or recapitalization of shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of common stock other than regular cash dividends. The Administrator shall make such adjustment in such manner as it deems equitable and appropriate, subject to compliance with applicable laws.

In the event of the proposed dissolution or liquidation of the Company, the Administrator in its discretion may provide for an option to be fully vested and exercisable until ten days before such proposed transaction or may provide that any restrictions on any Award shall lapse before the proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

If there is a change in control of the Company, the Administrator may, in its discretion, provide for the assumption, continuation or substitution, adjustment, modification, or cancellation of all or any part of the Awards.

Awards issued under the 2011 Equity Incentive Plan

As of June 9, 2014, the following Awards have been issued under the Plan:

Options over 720,000 shares were granted on November 25, 2011. The options vest in equal six monthly installments over three years commencing 6 months from the date of grant, and expire three years after the vesting dates. The exercise prices are $3 for options vesting in the first year, $4 for options vesting in the second year, and $5 for options vesting in the third year. As of May 15, 2013 and August 15, 2013, options over 20,000 shares and 10,000 shares respectively lapsed following a termination of employment.

Options over 30,000 shares were granted on September 1, 2012. The options vest in equal six monthly installments over three years commencing 6 months from the date of grant, and expire three years after the vesting dates. The exercise prices are $4.31 for options vesting in the first year, $5.31 for options vesting in the second year, and $6.31 for options vesting in the third year.

Options over 100,000 shares were granted on December 13, 2012. The options vested on the grant date and expire three years after the vesting date. The exercise price is $3.01 per share.

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Options over 37,000 shares were granted on March 20, 2013. The options vest in equal six monthly installments over three years commencing 6 months from the date of grant, and expire three years after the vesting dates. The exercise prices are $2.35 for options vesting in the first year, $3.35 for options vesting in the second year, and $4.35 for options vesting in the third year.

Options over 16,300 shares were granted on September 2, 2013. The options vest in equal six monthly installments over three years commencing 6 months from the date of grant, and expire three years after the vesting dates. The exercise prices are $2.35 for options vesting in the first year, $3.35 for options vesting in the second year, and $4.35 for options vesting in the third year.

Options over 25,000 shares were granted on May 16, 2014. The options vest in equal six monthly installments over three years commencing 6 months from the date of grant, and expire three years after the vesting dates. The exercise prices are $3 for options vesting in the first year, $4 for options vesting in the second year, and $5 for options vesting in the third year.

Proposed Amendment to the Plan

The Company is currently authorized to issue nine hundred thousand (900,000) restricted shares, $0.001 par value, of the Company’s Common Stock under the Plan. As of June 9, 2014, 898,300 of the 900,000 shares of Common Stock reserved under the Plan have been granted to awardees. The Company hereby proposes an amendment to the Plan (the “Amendment”), substantially in the form attached hereto as Appendix C, to increase the number of shares of Common Stock reserved for issuance under the Plan from nine hundred thousand (900,000) shares to two million (2,000,000) shares. The purpose of the Amendment is to allow the Company to continue to offer ownership in the Company to those directors, officers, employees and consultants whose services the Company considers valuable to its continued success.

VOTE REQUIRED

An amendment to the Company’s 2011 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from nine hundred thousand (900,000) shares to two million (2,000,000) shares requires the approval of a majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” AN AMENDMENT TO THE COMPANY’S 2011 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM NINE HUNDRED THOUSAND (900,000) SHARES TO TWO MILLION (2,000,000) SHARES AS SET FORTH ABOVE.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, proposed nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one copy of the Notice of Internet Availability of Proxy Materials (the “Notice”) or Proxy Statement and accompanying Notice of Annual General Meeting of Shareholders, Proxy Card, 2013 Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, 2011 Equity Incentive Plan and proposed amendment thereto (collectively the “Proxy Materials”), to shareholders who share a single address unless we receive contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Notice or Proxy Materials to a shareholder at a shared address to which a single copy of the Notice or Proxy Materials was delivered. You may make such a written or oral request by calling the Company or sending a written notification, stating your name, your shared address and the address to which the Company should direct the additional copy of the Notice or Proxy Materials, to VolitionRX Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, Attention: Rodney G. Rootsaert, Corporate Secretary, or by telephone at +1 (212) 618-1750. If multiple shareholders sharing an address have received one copy of the Notice or Proxy Materials, or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of the Notice or Proxy Materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

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DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Shareholders are hereby notified that if they wish for a proposal to be included in our Proxy Statement and form of proxy relating to the 2015 annual meeting of shareholders, they must deliver a written copy of their proposal no later than February 20, 2015. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to VolitionRX Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, Attention: Rodney G. Rootsaert, Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that shareholders send their proposals by certified mail, return receipt requested.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2013, which was filed previously with the SEC on March 28, 2014 (the “Annual Report”) and contains important information about the Company and its financial condition, including information contained in our Annual Report under the captions “Financial Statements and Supplementary Data,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” A copy of the Annual Report is attached hereto as Appendix D.

Additionally, this Proxy Statement incorporates by reference our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014, which was filed previously with the SEC on May 15, 2014 and contains important information about the Company and its financial condition, including information contained in our Quarterly Report under the captions “Financial Information,” and “Management’s Discussion and Analysis of Plan of Operation.” A copy of the Quarterly Report is attached hereto as Appendix E.

The Company will provide, without charge, to each person to whom the Notice or Proxy Materials is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates). You may obtain a copy of these documents and any amendments thereto by writing to c/o Corporate Secretary, VolitionRX Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (212) 618-1750, or by facsimile at +65 6333 7235. These documents are also included in our SEC filings, which you can access electronically at the SEC’s web site, www.sec.gov.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.W., Washington, DC 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

OTHER BUSINESS

The Company knows of no other matters to be submitted at this Annual Meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

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APPENDIX

Appendix A – Form of Proxy Card

Appendix B – Copy of 2011 Equity Incentive Plan

Appendix C – Copy of Proposed Amendment to 2011 Equity Incentive Plan

Appendix D – Copy of Annual Report on Form 10-K for the Year Ended December 31, 2013

Appendix E – Copy of Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2014

By order of the Board of Directors,

Date: June 9, 2014	/s/ Cameron Reynolds
Cameron Reynolds – President, Chief Executive Officer and Director

Date: June 9, 2014	/s/ Dr. Martin Faulkes
Dr. Martin Faulkes - Chairman of the Board of Directors

Date: June 9, 2014	/s/ Guy Innes
Guy Innes - Director

Date: June 9, 2014	/s/ Dr. Alan Colman
Dr. Alan Colman - Director

Date: June 9, 2014	/s/ Dr. Habib Skaff
Dr. Habib Skaff - Director

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APPENDIX A

VOLITIONRX LIMITED

Centre Technologique

Rue du Séminaire, 20A

BE - 5000 Namur, Belgium

Telephone: +1 (212) 618-1750

Facsimile: +65 6333 7235

PROXY CARD

Annual Meeting of Shareholders

August 5, 2014

We are providing this Proxy Card to you in connection with the solicitation of proxies by the Board of Directors of VolitionRX Limited for the 2014 Annual Meeting (the “Annual Meeting”) of our shareholders to be held on August 5, 2014, and any adjournment or postponement of the Annual Meeting.

By Internet – www.proxyvote.com: Use the Internet to submit your proxy by going to www.proxyvote.com and following the instructions on how to complete an electronic proxy card up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. You will need the 12-digit Control Number included on your Proxy Card in order to vote by Internet.

By Telephone – 1-800-690-6903: Use any touch-tone telephone to submit your proxy by dialing 1-800-690-6903 up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. You will need the 12-digit Control Number included on your Proxy Card in order to vote by telephone.

By Mail: Mark your selection on the Proxy Card, date and sign your name exactly as it appears on your Proxy Card. Mail the Proxy Card in the postage-paid envelope that will be provided to you.

At the Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the Common Stock in VolitionRX Limited (the “Company”), standing in the name of the undersigned at the Annual Meeting of Shareholders to be held on August 5, 2014, and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

The Directors recommend a vote FOR all Proposals.

1.

Election of Directors – Nominees:

a.

Cameron Reynolds

b.

Dr. Martin Faulkes

c.

Guy Innes

d.

Dr. Alan Colman

e.

Dr. Habib Skaff

FOR ALL .	WITHHOLD ALL .	FOR ALL EXCEPT .

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the Name of the Nominee on the line below:

__________________________________

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2.

To ratify the appointment of Sadler, Gibb & Associates, LLC, as the independent auditor of the Company for the year ended December 31, 2014.

FOR .	AGAINST .	ABSTAIN .

3.

To amend the Company’s 2011 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from nine hundred thousand (900,000) shares to two million (2,000,000) shares

FOR .	AGAINST .	ABSTAIN .

PROXY/VOTING INSTRUCTIONS

Annual Meeting of Shareholders

August 5, 2014

The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals. When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated:
Number of Shares Represented by this Proxy:

Signatures	Signatures

Name of Shareholder	Name of Shareholder

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APPENDIX B

VOLITIONRX LIMITED

2011 EQUITY INCENTIVE PLAN

1.

Purpose of the Plan. The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.

Definitions. As used herein, the following definitions shall apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Administrator” shall mean the Board, any Committees, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” shall mean any entity that is directly or indirectly in control of or controlled by the Company, or any entity in which the Company has a significant ownership interest as determined by the Administrator.

“Applicable Laws” shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

“Award” shall mean, individually or collectively, a grant under the Plan of an Option or other such Stock Award.

“Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

“Award Agreement” shall mean an Option Agreement or Stock Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

(i)

any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

(ii)

the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary of the Company);

(iii)

the acquisition of beneficial ownership of a controlling interest (including power to vote) in the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act);

(iv)

the dissolution or liquidation of the Company;

(v)

a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

(vi)

any other event specified, at the time an Award is granted or thereafter, by the Board or a Committee.

Notwithstanding the foregoing, the term “Change in Control” shall not include any underwritten public offering of Shares registered under the Act.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” shall mean the common stock of the Company.

“Company” shall mean VolitionRX Limited, a Delaware corporation, or its successor.

“Consultant” shall mean any natural person, other than an Employee or Director, who performs bona fide services for the Company or an Affiliate as a consultant or advisor.

“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

“Director” shall mean a member of the Board.

“Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee’s status from an employee to a Consultant or Director; and (v) an employee who, at the request of the Company or an Affiliate, becomes employed by any partnership, joint venture, or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the closing price for such Common Stock as of such date (or if no sales were reported on such date, the closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

“Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

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“Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Plan” shall mean this VolitionRX Limited 2011 Equity Incentive Plan.

“Qualifying Performance Criteria” shall have the meaning set forth in Section 14(b) of the Plan.

“Related Corporation” shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

“Service Provider” shall mean an Employee, Officer, Director, or Consultant.

“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Stock Award” shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting, and transferability of which is subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Ten-Percent Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

“Termination Date” shall mean the date of a Participant’s Termination of Service, as determined by the Administrator in its sole discretion.

“Termination of Service” shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

3.

Stock Subject to the Plan.

(a)

Aggregate Limit. The maximum aggregate number of Shares that may be issued under the Plan through Awards is 900,000 Shares. The limitations of this Section 3(a) shall be subject to the adjustments provided for in Section 13 of the Plan.

(b)

Reduction and Replenishment. Upon payment for Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

3

4.

Administration of the Plan.

(a)

Procedure.

(i)

Multiple Administrative Bodies. The Plan shall be administered by the Board or one or more Committees, including such delegates as may be appointed under paragraph (a)(iv) of this Section 4.

(ii)

Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

(iv)

Other Administration. The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act; or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)

Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)

Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its sole discretion:

(i)

to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)

to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)

to determine the type of Award to be granted to the selected Service Provider;

(iv)

to approve the forms of Award Agreements for use under the Plan;

(v)

to determine the terms and conditions, consistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)

to correct administrative errors;

(vii)

to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)

to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

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(ix)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)

to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 16 of the Plan and may not materially impair any outstanding Award unless agreed to by the Participant;

(xi)

to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)

to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)

to determine whether Awards will be settled in Shares, cash, or in any combination thereof;

(xv)

to determine whether to provide for the right to receive dividends or dividend equivalents;

(xvi)

to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xvii)

to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xviii)

to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination of both, the amount of which is determined by reference to the value of the Award; and

(xix)

to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)

Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.

Eligibility. Awards may be granted to Service Providers of the Company or any of its Affiliates.

5

6.

Effective Date and Term of the Plan. The Plan shall become effective upon its adoption by the Board. Options and Stock Awards may be granted immediately thereafter; provided, that no Option may be exercised and no Stock Award may be granted under the Plan until it is approved by the stockholders of the Company, in the manner and to the extent required by Applicable Law, within 12 months after the date of adoption by the Board. The Plan shall continue in effect for a term of ten years from the date of the Plan’s adoption by the Board unless terminated earlier under Section 16 herein.

7.

Term of Award. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.

Options. The Administrator may grant an Option or provide for the grant of an Option, from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)

Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option; (iii) the exercise price of the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)

Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)

In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

(ii)

In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date.

(iii)

Reserved.

(iv)

Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)

Vesting Period and Exercise Dates. Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

6

(d)

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. The consideration, determined by the Administrator (or pursuant to authority expressly delegated by the Board, a Committee, or other person), and in the form and amount required by applicable law, shall be actually received before issuing any Shares pursuant to the Plan; which consideration shall have a value, as determined by the Board, not less than the par value of such Shares. Acceptable forms of consideration may include:

(i)

cash;

(ii)

check or wire transfer;

(iii)

subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)

consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator to the extent that this procedure would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended;

(v)

cashless exercise, subject to any conditions or limitations established by the Administrator;

(vi)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)

any combination of the foregoing methods of payment.

9.

Incentive Stock Option Limitations.

(a)

Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

(b)

$100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account before its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised before such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)

Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract. If the period of leave exceeds three months and the Awardee’s right to reemployment is not provided by statute or contract, the Awardee’s employment with the Company shall be deemed to terminate on the first day immediately following such three-month period, and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three-month period starting on the date the employment relationship is deemed terminated.

7

(d)

Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

(e)

Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(f)

Ten-Percent Stockholder. If any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

(g)

Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify as Incentive Stock Options, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10.

Exercise of Option.

(a)

Procedure for Exercise; Rights as a Stockholder.

(i)

Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

(ii)

An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

(iii)

Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)

The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(b)

Effect of Termination of Service on Options.

(i)

Generally. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, upon a Participant’s Termination of Service during any California Qualification Period, other than due to death, Disability, or cause, the Participant may exercise his or her Option (A) at any time on or before the date determined by the Administrator, which date shall be at least 30 days after the Participant’s Termination Date (but in no event later than the expiration of the term of such Option); and (B) only to the extent that the Participant was entitled to exercise such Option on the Termination Date. In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if on the Termination Date the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will automatically terminate, and the Shares covered by such Option will revert to the Plan.

8

(ii)

Disability of Awardee. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Notwithstanding the foregoing, during any California Qualification Period, upon a Participant’s Termination of Service due to his or her Disability the Participant may exercise his or her Option (A) at any time on or before the date determined by the Administrator, which date shall be at least six months after the Termination Date (but in no event later than the expiration date of the term of his or her Option); and (B) only to the extent that the Participant was entitled to exercise such Option on the Termination Date. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will automatically revert to the Plan.

(iii)

Death of Awardee. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated before the Participant’s death in a form acceptable to the Administrator. Notwithstanding the foregoing, during any California Qualification Period, if the Participant dies before his or her Termination of Service, the Participant’s Option may be exercised by the Participant’s designated beneficiary (A) at any time on or before the date determined by the Administrator, which date shall be at least six months after the date of death (but in no event later than the expiration date of the term of his or her Option); and (B) only to the extent that the Participant was entitled to exercise the Option at the date of death. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11.

Stock Awards.

(a)

Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price, if any, of the Shares, and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

Notwithstanding the foregoing, during any California Qualification Period, the purchase price for restricted Shares shall be determined by the Administrator, but shall not be less than 85% (or 100% in the case of a person who is a Ten-Percent Stockholder on the date of grant of such restricted stock) of the Fair Market Value of a share of Common Stock on the date of grant of such restricted stock.

(b)

Restrictions and Performance Criteria. The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee. Notwithstanding the foregoing, during any California Qualification Period, restricted stock awarded to anyone other than an Officer, Director, or Consultant of the Company shall vest at a rate of at least 20% per year.

9

Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

(c)

Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant, provided that during any California Qualification Period, the Company must exercise such right to repurchase (i) for either cash or cancellation of purchase money indebtedness for such unvested Shares; and (ii) within 90 days of such Termination of Service.

(d)

Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

12.

Other Provisions Applicable to Awards.

(a)

Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be bound by such terms upon acceptance of such transfer. Notwithstanding the foregoing, during any California Qualification Period, an Award may not be transferred in any manner other than by will, by the laws of descent and distribution, or as permitted by Rule 701 of the Securities Act of 1933, as amended, as the Administrator may determine.

(b)

Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a business unit, Affiliate, Related Corporations, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award by the Committee: (i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) improvement in workforce diversity, (xxiv) EBITDA, and (xxv) any other similar criteria.

(c)

Certification. Before payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)

Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained, or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)

Section 409A. Notwithstanding anything in the Plan to the contrary, it is the Company’s intent that all Awards granted under this Plan comply with Section 409A of the Code, and each Award shall be interpreted in a manner consistent with that intention.

10

13.

Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Changes in Capitalization.

(i)

The limitations set forth in Section 3, the number and kind of Shares covered by each outstanding Award, and the price per Share (but not the total price) subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding Common Stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of Shares, consolidation, spin-off or recapitalization of Shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of Common Stock other than regular cash dividends.

(ii)

The Administrator shall make such adjustment in such manner as it deems equitable and appropriate, subject to compliance with Applicable Laws. Any determination, substitution or adjustment made by the Administrator under this Section shall be conclusive and binding on all persons. The conversion of any convertible securities of the Company shall not be treated as a transaction requiring any adjustment under this Section. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days before such proposed transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the proposed transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

(c)

Change in Control. If there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and (iv) provide for the cancellation of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or before the closing of the Change in Control.

14.

Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

(b)

Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

(c)

Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11

15.

Designation of Beneficiary.

(a)

An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)

The Awardee may change such designation of beneficiary at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

16.

No Right to Awards or to Service. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

17.

Preemptive Rights. No Shares will be issued under the Plan in violation of any preemptive rights held by any stockholder of the Company.

18.

Legal Compliance. No Share will be issued pursuant to an Award under the Plan unless the issuance and delivery of such Share, as well as the exercise of such Award, if applicable, will comply with Applicable Laws. Issuance of Shares under the Plan shall be subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted in a manner consistent with that intention.

19.

Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.

Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.

Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

22.

Governing Law; Interpretation of Plan and Awards.

(a)

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

(b)

If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

(c)

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)

The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

12

(e)

All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to waive explicitly any right to judicial review.

23.

Limitation on Liability. The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)

The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)

Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

24.

Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of November 17, 2011.

VOLITIONRX LIMITED

By:	/s/ Cameron Reynolds
Cameron Reynolds
President and Chief Executive Officer

13

APPENDIX C

AMENDMENT TO

VOLITION RX LIMITED 2011 EQUITY INCENTIVE PLAN

This Amendment (the “Amendment”) is made to the VolitionRX Limited 2011 Equity Incentive Plan (the “Plan”) as follows:

1.

Amendment Relating to Increase in Number of Authorized Shares. Section 3(a) of the Plan is amended and restated in its entirety to read as follows:

(a)

Aggregate Limit. The maximum aggregate number of Shares that may be issued under the Plan through Awards is 2,000,000 Shares. The limitations of this Section 3(a) shall be subject to the adjustments provided for in Section 13 of the Plan.

2.

Effective Date. This Amendment to the Plan shall be effective as of May 30, 2014, subject to the approval of a majority vote of the Company’s shareholders.

3.

Effect of this Amendment. Except as expressly set forth in this Amendment to the Plan, the Plan shall remain in full force and effect pursuant to its terms, as amended.

APPENDIX D

ANNUAL REPORT ON FORM 10-K

FOR THE YEAR ENDED DECEMBER 31, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

  X .ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2013

      .TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the Transition Period from __________ to __________

VOLITIONRX LIMITED

(Exact name of registrant as specified in its charter)

Delaware	91-1949078
(State of incorporation)	(I.R.S. Employer Identification No.)

1 Scotts Road
#24-05 Shaw Centre
Singapore 228208
(Address of principal executive offices)

Telephone: (212) 618-1750
Facsimile: +65 6333 7235
(Registrant’s Telephone and Facsimile Number)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes      . No  X .

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes      . No  X .

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes  X . No      .

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes  X . No      .

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.      .

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	.	Accelerated filer	.
Non-accelerated filer	. (Do not check if a smaller reporting company)	Smaller reporting company	X .

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes      . No  X .

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant as of June 30, 2013 was $12,919,883 based upon the price ($2.20) at which the common stock was last sold as of the last business day of the most recently completed second fiscal quarter, multiplied by the approximate number of shares of common stock held by persons other than executive officers, directors and five percent stockholders of the registrant without conceding that any such person is an “affiliate” of the registrant for purposes of the federal securities laws. Our common stock is traded in the over-the-counter market and quoted on the Over-The-Counter Bulletin Board under the symbol “VNRX.OB”

As of March 28, 2014, there were 13,307,936 shares of the registrant’s $0.001 par value common stock issued and outstanding.

Documents incorporated by reference: None

Appendix D

Appendix D

FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K contains forward-looking statements. These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections. We may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted. These risks and uncertainties include the following:

•

The availability and adequacy of our cash flow to meet our requirements;

•

Economic, competitive, demographic, business and other conditions in our local and regional markets;

•

Changes or developments in laws, regulations or taxes in our industry;

•

Actions taken or omitted to be taken by third parties including our suppliers and competitors, as well as legislative, regulatory, judicial and other governmental authorities;

•

Competition in our industry;

•

The loss of or failure to obtain any license or permit necessary or desirable in the operation of our business;

•

Changes in our business strategy, capital improvements or development plans;

•

The availability of additional capital to support capital improvements and development; and

•

Other risks identified in this report and in our other filings with the Securities and Exchange Commission or the SEC.

This report should be read completely and with the understanding that actual future results may be materially different from what we expect. The forward-looking statements included in this report are made as of the date of this report and should be evaluated with consideration of any changes occurring after the date of this Report. We will not update forward-looking statements even though our situation may change in the future and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Term

Except as otherwise indicated by the context, references in this report to “Company”, “we”, “us”, “our” and “VNRX” are references to VolitionRX Limited. All references to “USD” or United States Dollars refer to the legal currency of the United States of America.

Appendix D

PART I

ITEM 1.

BUSINESS

Corporate History

The Company was incorporated on September 24, 1998 in the State of Delaware under the name “Standard Capital Corporation”. On September 22, 2011, the Company filed a Certificate for Renewal and Revival of Charter with Secretary of State of Delaware. Pursuant to Section 312(1) of Delaware General Corporation Law, the Company was revived under the new name of “VolitionRX Limited”. The name change to VolitionRX Limited was approved by FINRA on October 7, 2011 and became effective on October 11, 2011.

On September 26, 2011, the Company, then under the name Standard Capital Corporation, and its controlling stockholders (the “Controlling Stockholders”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Singapore Volition Pte Limited, a Singapore registered company (“Singapore Volition”) and the shareholders of Singapore Volition (the “Volition Shareholders”), whereby the Company acquired 6,908,652 (100%) shares of common stock of Singapore Volition (the “Volition Stock”) from the Volition Shareholders. In exchange for the Volition Stock, the Company issued 6,908,652 shares of its common stock to the Volition Shareholders. The Share Exchange Agreement closed on October 6, 2011. As a result of the Share Exchange Agreement, Singapore Volition became our wholly-owned operating subsidiary and the Company now carries on the business of Singapore Volition as its primary business. Singapore Volition has two subsidiaries, Belgian Volition SA, a Belgium registered company (“Belgian Volition”) which it acquired as of September 22, 2010, and HyperGenomics Pte Limited, a Singapore registered company (“HyperGenomics Pte Limited”), which it formed as of March 7, 2011.

Description of Our Business

The Company is a development stage life sciences company focused on meeting the need for accurate, fast, inexpensive and scalable tests for detecting and diagnosing cancer and other diseases. We are in the development stage of our operations and are in the process of discovering and developing blood-based diagnostic tests intended for future commercialization through various channels within the E.U, the United States and eventually throughout the rest of the world. The Company has developed twenty blood test assays. Each assay that we have developed can be commercialized for two distinct markets, the clinical in-vitro diagnostics (“IVD”) market and the research use only (“RUO”) market. Commercializing products on the RUO market means that we intend to sell our products to medical schools, universities and commercial research and development departments for research use only. Products placed on the RUO market may be used for any research purpose. RUO products, however, are strictly not to be used for patient diagnosis. Commercializing products on the IVD market means that we intend to sell our future products to be used in hospitals, clinics, etc. for patient diagnosis. None of the assays that we are currently developing are available for sale on the IVD market

Currently, there are very few blood tests for diagnosis of cancer in common clinical use. The only commonly used blood screening test for any cancer is the (“PSA”) test for prostate cancer. The PSA test has poor diagnostic accuracy (detects approximately 70% of prostate cancers and misdiagnoses about 30% of healthy men as positive for cancer) but is widely used because it is the best product currently available1. There are currently no blood tests for diagnosing lung cancer. Pancreatic cancer is currently not detectable by any means prior to symptomatic presentation of the patient by which time the disease is advanced and the patient life expectancy is short (a matter of a small number of months).

We do not anticipate earning significant revenues until such time as we able to fully market our intended products on either the RUO or IVD clinical diagnostics market. For these reasons, our auditors stated in their report on our audited financial statements that they have substantial doubt that we will be able to continue as a going concern without further financing. The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish its plan of operations described herein and eventually attain profitable operations.

We anticipate that any additional funding that we will require will be in the form of equity financing from the sale of our common stock. However, there is no assurance that we will be able to raise sufficient funding from the sale of our common stock. The risky nature of our business enterprise places debt financing beyond the credit-worthiness required by most banks or typical investors of corporate debt until such time as our intended products are available on the market. We do not have any arrangements in place for any future equity financing. If we are unable to secure additional funding, we will cease or suspend operations. We have no plans, arrangements or contingencies in place in the event that we cease operations.

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1National Cancer Institute FactSheet Tumor Markers, 7 December 2011 [online], Available at http://www.cancer.gov/cancertopics/factsheet/detection/tumor-markers, [accessed 03.03.2014]

Appendix D

The Market

Everyone in the world has, or will be, touched by the effects of cancer. It is one of the world’s most deadly diseases, accounting for around 13% of annual global deaths2. In the United States alone, there are 14 million cancer survivors3. By 2020, this figure is expected to rise to 18.1 million and the cost of cancer to the U.S. is projected to reach $158 billion4. These figures are mirrored in all regions of the world and will continue to grow as populations age. This is a large potential market of which diagnostics will be a significant part.

Inevitably, the chances of surviving cancer are greatly improved by early detection and diagnosis, however, there is currently no screening test for cancer in general, and very few effective mass screening tests for specific cancers in blood. Further, current methods of cancer diagnosis are either not cost effective, or cannot provide accurate results. The inadequacy of existing diagnostic products means that most cancers are only diagnosed once the patient experiences symptoms and the cancer is well established. By this stage, it will often have spread beyond the primary tumor (metastatic cancers), making it substantially more difficult to treat. Early, non-invasive, accurate cancer diagnosis remains a great unmet medical need and a huge commercial opportunity. For these reasons, cancer diagnostics is an active field of research and development both academically and in the industry.

The global IVD market is forecast to reach $60.0 billion in 20145, driven by the increasing health care demands of an aging population. Of this the two largest current IVD market segments are:

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Histology, immunohistochemistry and cytology of tissue samples (expected to grow 6.8% per annum from 2011-2018, with an expected value of $25.5 billion by 2018)6. These are mostly used to confirm cancer diagnosis post-surgery and to determine cancer sub-type; and

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Immunoassay (chemical tests used to detect a substance in blood or body fluid), which will be the second largest market with a value of more than US$7 billion7. These tests are mostly used to monitor for disease progress and relapse. This market segment includes Volition’s future Nucleosomics® products, which will be blood immunoassay tests for modified histones for the diagnosis of cancer.

Molecular diagnostics (the analysis of genetic makeup e.g. DNA, RNA, and proteins) is growing rapidly, and is expected to reach approximately 18% of IVD market by 20148. In Vitro Diagnostics will be the largest medical technology sector by 2018 – greater than either cardiology or diagnostic imaging9. The cancer IVD market comprising cancer blood and tissue biopsy tests was $4.7 billion in 2008 and growing at 11%10.

The Company is focused on responding to the need for early, accurate diagnostic tests through the development of its proprietary technologies and product prototypes. The Company intends to develop a range of products over the next 5-10 years with both general and specific cancer tests, on increasingly simple formats. For the year ended December 31, 2012, the Company spent $2,773,142 on research and development activities. For the year ended December 31, 2013, the Company spent $2,503,765 on research and development activities. None of these costs are borne directly by customers as the Company is in the development stage and does not have any customers.

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2 Cancer - Fact sheet N°297, World Health Organization, [online], Available at: http://www.who.int/mediacentre/factsheets/fs297/en/index.html, [accessed 03.03.2014]

3 Mariotto AB et al., Projections of the cost of cancer care in the United States: 2010-2020. Jan 19, 2011, JNCI, Vol 103, No.2

4 Mariotto AB et al., Projections of the cost of cancer care in the United States: 2010-2020. Jan 19, 2011, JNCI, Vol 103, No.2

5 Report: Worldwide IVD Market Will Cross $60 Billion U.S. Dollars by 2014, August 20, 2012 [online], Available at: http://www.ivdtechnology.com/blog/ivdt-insight/report-worldwide-ivd-market-will-cross-60-billion-us-dollars-2014, [accessed 03.03.2014]

6 In Vitro Diagnostics Market to 2018 - Consolidation, Decentralization and Demand for Genetic Testing to Shape the Competitive Landscape, March 23, 2012 [online], Available at http://

www.marketresearch.com/GBI-Research-v3759/Vitro-Diagnostics-Consolidation-Decentralization-Demand-6871130/ [accessed 03.03.2014]

7 Report: Worldwide IVD Market Will Cross $60 Billion U.S. Dollars by 2014, August 20, 2012 [online], Available at: http://www.ivdtechnology.com/blog/ivdt-insight/report-worldwide-ivd-market-will-cross-60-billion-us-dollars-2014, [accessed 03.03.2014]

8 Report: Worldwide IVD Market Will Cross $60 Billion U.S. Dollars by 2014, August 20, 2012 [online], Available at: http://www.ivdtechnology.com/blog/ivdt-insight/report-worldwide-ivd-market-will-cross-60-billion-us-dollars-2014, [accessed 03.03.2014]

9 IVD Will Be Largest Medtech Sector by 2018, October 4, 2012 [online], Available at http://www.ivdtechnology.com/blog/ivdt-insight/ivd-will-be-largest-medtech-sector-2018, [accessed 03.03.2014]

10 Cancer IVD market expands to meet customer demand, May 1, 2008, [online], Available at: http://www.ivdtechnology.com/article/cancer-ivd-market-expands-meet-customer-demand, [accessed 03.03.2014]

Appendix D

Our Intended Products

Each product that we are in the process of developing can be commercialized for two distinct markets, the clinical IVD market and the RUO market. To commercialize our future products on the clinical IVD market requires government approval (CE Marking in Europe and/or FDA approval in the U.S.). Commercializing our future products on the IVD market means that we intend to sell our future products to be used in hospitals, clinics, etc. for patient diagnosis. Commercializing our products on the RUO market means that we intend to sell our future products to medical schools, universities and commercial research and development departments for RUO and not to be used for patient diagnosis. The RUO market does not require government approval, however, before any of our products can be sold on the RUO market, they need to successfully complete beta-testing. Beta-testing involves providing the products to a few laboratories to identify and correct any problems in the products. None of the products that we are currently developing are available on the IVD market. The products that the Company is currently developing are described in detail below:

NuQ® Suite of Epigenetic Cancer Blood Tests

We have developed twenty epigenetic NuQ® assays using our Nucleosomics® technology which are designed to detect the level and structure of nucleosomes in blood. We are in the development stage of our operations and to date, we have no products available for sale on the IVD market. Epigenetics is the science of how genes are switched “on” or “off” in the body’s cells. A major factor controlling the switching “on” and “off” is the structuring of DNA. The DNA in human cells is packaged as protein complexes in a “beads on a string” structure. Each individual protein/DNA “bead” is called a nucleosome. These nucleosomes then form additional structures with increasingly dense packing, culminating in chromosomes containing hundreds of thousands of nucleosomes.

Figure 1 – A nucleosome

Cancer is characterized by uncontrolled and often rapid cell growth which exceeds the corresponding rate of cell death. When cells die, the DNA fragments into individual nucleosomes which are released into the blood as illustrated in Figure 2 below. The cell debris in the bloodstream is eventually recycled back into the body. When a cancer is present, the number of dying cells can overwhelm the recycling process, leaving the excess fragments, including the nucleosomes, in the blood. Importantly, the structure of nucleosomes is not uniform but subject to immense variety. It is has been known for 4 or 5 years that nucleosomes in cancer cells have differences in structure from those in healthy cells11.

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11 Fraga MF et al., “Loss of acetylation at Lys16 and trimethylation at Lys20 of histone H4 is a common hallmark of human cancer”, Nature Genetics, Vol 37 (4), p391-400, 2005

Appendix D

Figure 2 – Release of nucleosomes into blood

Blood nucleosome levels can be raised in conditions other than cancer including in auto-immune disease, inflammatory disease, endometriosis, sepsis, and in the immediate aftermath of major trauma (for example following a heart attack, surgery or car accident). The Company’s primary focus is on cancer diagnosis but we also intend to pursue diagnostic opportunities in other disease areas.

To date the Company has developed 20 NuQ® blood test assays that fall into 5 main types and are intended to be used together to complement each other and to provide a total solution. To date, we do not have any products available for sale on the IVD market.

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NuQ®-X: We are currently developing two blood tests in the NuQ®-X family to detect the presence of cancer by detecting nucleosomes containing specific nucleotides.

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NuQ®-V: We are currently developing three blood tests in the NuQ®-V family to detect cancer by detecting nucleosomes containing specific histone variants. Through our research, we have found that the pattern of blood levels of the different types of histone variants in nucleosomes is different for different cancer types.

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NuQ®-M: We are currently developing nine blood tests in the NuQ®-M family to detect cancer by detecting nucleosomes containing modified histones, the proteins that package and order DNA into nucleosomes.

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NuQ®-A: We are currently developing five blood tests in the NuQ®-A family to detect cancer by detecting nucleosome-protein adducts.

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NuQ®: T: We are currently developing a NuQ®-T test to detect cancer by detecting total blood nucleosome levels.

Generally, the above tests are being developed to work together, using a combination of tests in conjunction (collectively called the “NuQ® panel”) for the IVD market. To date, we have used the NuQ® panel prototypes to test a small number of blood samples taken from lung, colon, and pancreatic cancer patients.

NuQ® Research Kits

The Company has launched its first RUO products for use in cell culture. The research products are 96 well semi-manual kits for the simultaneous analysis of 48 samples, the usual format for research products (a 96 well kit can be used to analyze some 48 samples as samples are tested in duplicate). The most expensive component in the manufacture of products will be the pairs of antibodies employed. Initially, these are purchased or licensed on a small scale, but the Company has commenced development of its own antibodies which we believe will reduce costs. Total small scale production costs, for our lowest cost kit is currently $130 per kit. This kit is marketed at $495 to the end user. The more expensive kits currently cost $300 USD per kit to manufacture and have selling prices between $795 - $1370 per kit. We anticipate a drop in the production price to approximately $100 USD per kit, as the Company continues to develop its own antibodies.

Appendix D

The NuQ® assay technology is proprietary to the Company so no direct competition exists. However, some competitors manufacture simple generic modified histone ELISA kits which are the closest competitors currently on the market to the Company’s intended NuQ®-M products. The generic products offered by competitors do not measure modified histones in intact nucleosomes but require chemical extraction of histones from samples prior to use.

The NuQ® research use kits are designed to run on simple instrumentation available from a wide range of suppliers and found in most research laboratories and hospitals. Our own instrument, on which we develop and run the NuQ® tests is shown in Figure 3 below.

Figure 3 – Example of lab instrument for running ELISA tests

NuQ® Clinical Diagnostic Products

There are three main segments of the clinical IVD market that the Company intends to adapt its future NuQ® products to in the future.

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Centralized Laboratory Market

Centralized laboratories test thousands of blood samples taken from patients everyday mostly using fully automated enzyme-linked immunosorbent assay (“ELISA”) systems, commonly known as random access analyzers, usually supplied by one of the global diagnostics companies. Tests run on ELISA systems use components of the immune system and chemicals to detect immune responses in the body. ELISA systems analyze thousands of blood samples every day and can run dozens of different ELISA tests in any combination on any sample and for many samples simultaneously. The systems are highly automated and rapid (as little as 10 minutes for many tests), and can be run at low costs. Additionally, ELISA instruments are used in all major hospitals throughout the U.S. and Europe and therefore, are well understood by clinicians and laboratory staff. It is more cost-effective and technically simple for hospitals and clinics to run several blood samples simultaneously using ELISA tests compared to non-ELISA tests or alternative methods for screening cancer. All of the NuQ® tests that we are in the process of developing are designed for ELISA systems. A typical example of an ELISA system is shown below in Figure 4.

Appendix D

Figure 4 – Example of an Automated ELISA System

One option that may be available to the Company in the future is to license our NuQ® technology on a non-exclusive basis to a global diagnostics company. As of the date of this Report, the Company has not entered into any discussions or negotiations with diagnostic companies or established an anticipated timeframe for licensing our NuQ® technology.

Another option that may be available to the Company is to sell manual and/or semi-automated 96 well ELISA plates for use by these laboratories. As of the date of this Report, the Company has not entered into any discussions or negotiations with diagnostic companies for the sale of ELISA plates.

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Point-of-Care Devices: Point-of-care devices are small instruments that perform tens of ELISA tests per day rapidly on blood taken from a finger prick. The instruments can be found in any oncology clinic and tests can be performed during patient consultations. The Company intends to contract with an instrument manufacturer to produce these instruments for point-of-care NuQ® testing for the oncologist’s office, general doctor’s office or at home testing. The Company hopes to enter the point-of-care clinical market in Europe in 2016 and in the U.S. in 2017, as the Company will first need to adapt its test prototypes to these small instruments and demonstrate their success in the greater diagnostics market before these products will be adopted by others in the industry. At this stage of its development, the Company cannot accurately predict the costs to manufacture these devices or their selling price. As of the date of this Report, the Company has not entered into any discussions or negotiations regarding the manufacture or sale of these devices. See Figure 5 for an example of a point-of-care device.

Figure 5 – Example of a Point-of-Care Device

The above photograph is an illustration of the Company’s intended products. To date, the Company has no products available for sale on the IVD or RUO market and there is no guarantee that any such products will be developed or commercialized on either market.

Appendix D

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Disposable Home Use or Doctor’s Office Tests: Disposable home use or doctor’s office tests are single shot disposable devices which can be purchased over the counter at any chemist shop or pharmacy and test a drop of blood taken from a finger prick. The test is administered at a doctor’s office using a point-of-care device or at home using a home testing kit, neither of which require laboratory involvement. Thus, the patient experiences considerably lower costs using these tests as compared to traditional laboratory tests. The format of the self-use home testing kit is very easy to use and reproduce and does not rely on laboratory processing. There are currently no useful diagnostics tests suitable for mass screening for cancer in general through a simple self-use home testing kit. Figure 6 below shows a basic home use test on the left which displays the results of the test in the two windows, similar to a pregnancy test. The test on the right is more sophisticated and plugs into a meter or the USB port of a computer for analysis and interpretation.

Figure 6 – Examples of Disposable Doctor’s Office or Home Use Tests

The above photograph is an illustration of the Company’s intended products. To date, the Company has no products available for sale on the IVD or RUO market and there is no guarantee that any such products will be developed or commercialized on either market.

The Company intends to contract with a specialist company to adapt the NuQ® test prototypes to the doctor’s office or home use system and to contract with a manufacturer for the production of these tests. As of the date of this Report, the Company has not entered into any discussions or negotiations with a specialist company or manufacturer. Initially, the Company intends to sell these tests for professional use only (doctor’s office) and to sell the tests for non-professional home use at a later time. The Company does not yet have an estimated timeframe for entering into this market. Further, at this early stage of our development, the Company cannot accurately determine the manufacturing costs or selling price of these tests.

HyperGenomics®

The Company is in the process of developing HyperGenomics® tissue and blood-based tests to determine disease subtype following initial diagnosis and to help decide the most appropriate therapy. Selecting the correct treatment approach can significantly improve outcome, reduce side effects and deliver cost savings. The HyperGenomics® tests will be performed on cancer tissue obtained either by biopsy or during surgical resection to determine the cancer subtype and to determine optimal treatment regimens. The HyperGenomics® profiling tests are being developed to provide detailed epigenetic characterization of tumors in a cost effective way. A new protocol for analyzing white blood cells – a precursor to applications in leukemia - was developed in 2012. Volition commenced development of a bioinformatics pipeline to analyze the complex data sets generated from the biological samples in 2012 and continued development of the algorithms in 2013. Volition aims to file new in house methodology patents for HyperGenomics in the first half of 2014.

First revenue of $50,000 was realized from contract research in 2012. Volition will continue to offer this service in parallel with development of a HyperGenomics® research kit with completion expected by the end of 2014, Beta-testing is expected to take approximately six (6) months to complete and will cost approximately $50,000 USD. If beta-testing is successful, the Company expects to launch HyperGenomics® research kits into the RUO market in Europe and in the U.S. in 2015.

For the IVD market, the Company expects to expand clinical proof of concepts and validation work for the HyperGenomics® test in 2014. The launch of the HyperGenomics® test into the IVD market in Europe and the U.S. will follow the commercialization of the test into the RUO market. The estimated timeframe for its launch into the IVD market has not yet been determined and will depend upon the speed of clinical trials and market approval. The HyperGenomics® test is too early in its development for the Company to accurately determinate the manufacturing costs and sale price of the test.

Appendix D

Endometriosis Test

Endometriosis is a progressive gynecological condition that affects one in ten women of childbearing age and approximately 176 million women worldwide. The disease is the leading cause of infertility in women, with up to 40% of all infertile women suffering from endometriosis. There is currently no existing non-surgical diagnostic test for endometriosis. Diagnosis is typically made via invasive and expensive laparoscopy, followed by a histological examination of any lesions found to confirm the diagnosis. Due to difficulties in this process, the diagnosis can take approximately 9 years from when the symptoms appear. The lack of a suitable screening test has also held up development of a cure for the disease.

Singapore Volition acquired the patent application for an endometriosis test (“NuQ Endo”) in June 2011 and the Company is now in the process of developing the test based on its existing NuQ® technology. The NuQ Endo test is designed to be a simple blood test taken at two stages of a woman’s menstrual cycle, during menses and partway through the month. If the two measurements show quantitative differences in total nucleosome level, endometriosis is indicated. Hypothesis-testing and clinical proof of concept work (to demonstrate that the test is feasible or has the potential to be used and effective) on the endometriosis test is currently being carried out in the Company’s laboratory. The Company completed pilot studies of the NuQ Endo endometriosis test in 2012 and expects to commence large trials in 2014. The NuQ Endo test is too early in its development for the Company to accurately determinate the manufacturing costs and sale price of the test. The NuQ Endo test is not currently being developed for the RUO market.

Intellectual Property

The Company holds nine families of patents covering the products currently being developed. Two are licensed from world-class research institutions, two are patents authored by Belgian Volition and five are patents authored by Singapore Volition.

Nucleosomics® Intellectual Property

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Singapore Volition holds an exclusive license to the following patent from Chroma Therapeutics Limited:

Nucleosomics WO2005019826: Detection of Histone Modifications in Cell-Free Nucleosomes (Patent that underlies the NuQ®-M tests)

Application Date: August 18, 2003

Status: Granted in Europe; Pending in U.S.

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Singapore Volition holds the worldwide exclusive license in “the field of cancer diagnosis and cancer prognosis” for the following patent from the European Molecular Biology Laboratory:

EMBL Variant Patent WO2011000573: Diagnostic Method for Predicting the Risk of Cancer Recurrence based on MacroH2A Isoforms

Application Date: July 2, 2009

Status: Pending Europe, USA, Canada, Australia, South Africa, India, Brazil, Japan, China, Singapore

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Belgian Volition authored the following patent application covering its total NuQ® assay technology:

NuQ Patent UK1115099.2 and U.S. 61530300: Method for Detecting Nucleosomes

Application Date: September 1, 2011

Status: Pending Europe, USA

Appendix D

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Belgian Volition authored the following patent application covering its NuQ®-V technology:

NuQ-V Patent UK1115098.4 and U.S. 61530304: Method for Detecting Nucleosomes containing Histone Variants

Application Date: September 1, 2011

Status: Pending Europe, USA, Canada, Australia, South Africa, India, Brazil, Japan, China, Singapore, Russia, South Korea, Mexico

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Singapore Volition authored the following patent application covering its NuQ®-X technology:

NuQ-X Patent UK1115095.0 and U.S. 61530295: Method for detecting Nucleosomes containing Nucleotides

Application Date: September 1, 2011

Status: Pending Europe, USA, Canada, Australia, South Africa, India, Brazil, Japan, China, Singapore, Russia, South Korea, Mexico

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Singapore Volition authored the following patent application covering a NuQ®-A blood test for detecting nucleosome adducts of cancer origin that circulate in the blood of cancer patients. The patent application covers both the use of these adducts as biomarkers and the methods for their detection.

NuQ-A Patent UK112130.5 and U.S. 61568090: Method for detecting Nucleosome Adducts

Application Date: December 7, 2011

Status: Pending Worldwide

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Singapore Volition authored the following patent application covering NuQ®-M blood tests for detecting nucleosomes containing modified histones of cancer origin that circulate in the blood of cancer patients. The patent application covers methods for their detection.

NuQ-M US1770893: Method for detecting Histone Modifications in Nucleosomes

Application Date: February 28th, 2013

Status: Pending Worldwide

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Singapore Volition was the applicant for and has been assigned the following patent:

US61770922: Method for Predicting Therapy Efficacy using Nucleosome Structure Biomarkers

Application Date: February 28th, 2013

Status: Pending Worldwide

Endometriosis Intellectual Property

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Singapore Volition authored the following patent application for its endometriosis test:

Endometriosis Diagnostic UK1012662.1: Method for Detecting the Presence of a Gynaecological Growth

Application Date: July 28, 2010

Status: Pending USA, Canada, Australia, Europe

Appendix D

Future Intellectual Property Strategy

The Company intends to continue its development of the NuQ® and HyperGenomics® technologies and will continue to apply for patents for future product developments. The Company’s strategy is to protect the technologies with patents in Europe and the U.S. Following product development, each product, based on the technologies, will be further protected individually by new patent filings worldwide.

We believe that this will provide:

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Market exclusivity through a double layer of patent protection (primarily the protection of the underlying technology on which all the tests are based and, secondarily, specific patent protection for each future product).

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A full 20-year protection for each new product developed (e.g. a NuQ® product developed in 2013 would continue to be protected in all markets until 2033, beyond expiration of the parent technology patent in 2023).

Trademarks

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Europe – Granted Trademarks

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NuQ (covers associated brand names including NuQ-X, NuQ-V, NuQ-M, NuQ Endo, etc.)

European Community Trade Mark No. 009979675

In Classes 01, 05, 10. 42

Registration Date: November 28, 2011

Initial Duration: 10 years

From: May 19, 2011

o

Hypergenomics

European Community Trade Mark No. 009979626

In Classes 01, 05, 10. 42

Registration Date: November 28, 2011

Initial Duration: 10 years

From: May 19, 2011

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Nucleosomics

European Community Trade Mark Application No. 009979551

Registration Date: March 27, 2012

Classes 01, 05, 10. 42

Application Date: May 19, 2011

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United States – Granted Trademark

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Hypergenomics

US Trade Mark No. 4196778

In Classes 01, 05, 10. 42

Registration Date: August 28, 2012

Initial Duration: 10 years

From: August 28, 2012

o

NuQ

US Trade Mark No. 4228623

In Classes 01, 05, 10. 42

Registration Date: October 23, 2012

Initial Duration: 10 years

From: May 19 2011

Appendix D

o

Nucleosomics

US Trade Mark No. 4208619

In Classes 01, 05, 10. 42

Registration Date: September 18, 2012

Initial Duration: 10 years

From: May 19 2011

Government Approval

All of the Company’s intended products are designed to be non-invasive, meaning they cannot harm the subject other than through misdiagnosis. The Company’s strategy is to begin selling its future products for RUO purposes, which requires no regulatory approval, while simultaneously going through the process of obtaining regulatory approval for IVD products to be used clinically on cancer patients. Conformité Européenne (“CE”) Marking is a rough equivalent of the United States’ Food and Drug Administration (“FDA”) approvals process, although it is a somewhat lighter regime. The Company will first focus on the regulatory process in Europe (CE Marking), due to the grant of the NuQ® patent in Europe and due to the lighter regulatory requirements to obtain CE Marking than to obtain FDA approval in the U.S. This will be followed closely by the regulatory process in the U.S. and in the rest of the world. In many territories, the European CE Mark is sufficient to place products on the clinical market and, where it is not, it often simplifies the regulation processes. To date, the Company has not begun the CE Marking or FDA approval process for any of its tests currently under development.

Europe – CE Marking

Manufacturers in the European Union (“EU”) and abroad must meet CE Marking requirements, where applicable, in order to market their products in Europe. The CE Mark certifies that a product has met EU health, safety, and environmental requirements which ensure consumer safety.

To receive the CE Mark, the Company must meet certain requirements as set forth in the In-Vitro Diagnostic Medical Devices Directive which applies to the Company’s diagnostic products. The requirements to procure CE Marking for In-Vitro Diagnostic Medical products are: (i) analytical validation of the products; (ii) clinical validation of the products (which can be retrospective clinical studies using biobank patient samples, i.e. blood samples from historic patients); (iii) implementation of regulatory compliant manufacture; and (iv) certification from the International Organization for Standardization (this last requirement is not technically required but will aid the regulatory approval process in Europe and the U.S.).

The Company is currently engaged in requirements (i) and (ii) for the NuQ®-X test and the NuQ® panel. Requirements (iii) and (iv) are general requirements that apply to all of the Company’s intended products. In compliance with the In-Vitro Diagnostic Medical Devices Directive and the CE Marking process, the Company has ensured that all development and validation is carried out in a manner consistent with regulatory approval. Additionally, the Company has maintained proper records so that its future products can be approved as quickly and simply as possible. The Company has engaged a regulatory advisor to lead in requirement (iv) for all of its future products. All of these requirements must be completed prior to the submission of an application for CE Marking. The Company will submit applications, which will contain a dossier of all relevant analytical, clinical and manufacturing data following retrospective clinical studies which will require a total of approximately six (6) months to complete. We estimate the cost of obtaining CE Marking will be approximately $500,000 USD per test. The Company expects that CE Marking for the NuQ®-X test and NuQ® panel products will be applied for in 2014. Sales of our clinical products can occur in Europe once CE Marking has been granted.

In Europe, IVD companies are able to self-certify that they meet the appropriate regulatory requirements and are subject to inspection for enforcement. European national agencies, such as Customs authorities and/or the Departments of Health, Industry and Labor, conduct market surveillance to ensure the provisions of the applicable Directive have been met for products marketed within the European Union. In pursuit of this goal, surveillance authorities will: i) visit commercial, industrial and storage premises on a regular basis; ii) visit work places and other premises where products are put into service and used; iii) organize random checks; and iv) take samples of products for examination and testing. If a product is found to be noncompliant, corrective action will depend on and be appropriate to the level of noncompliance. Others responsible for the noncompliance of the product will be held accountable as well. Penalties, which may include imprisonment, are determined by national law.

Appendix D

U.S. – FDA Approval

The Company’s diagnostic products are designated as “medical devices” by the FDA. Among other things, the FDA regulates the research, testing, manufacturing, safety, labeling, storage, recordkeeping, pre-market clearance or approval, marketing and promotion, and sales and distribution of medical devices in the U.S. to ensure that medical devices distributed domestically are safe and effective for their intended uses. In addition, the FDA regulates the export of medical devices manufactured in the U.S. to international markets. We estimate the cost of obtaining FDA approval to be approximately $825,000 USD per product. FDA approval is more expensive and will take at least twice as long as CE Marking in Europe.

Unless an exemption applies, each medical device that we wish to market in the U.S. must first receive either clearance of a 510(k) pre-market notification or approval of a Product Market Application (“PMA”) from the FDA. The FDA’s 510(k) clearance process usually takes from three to twelve months, but it can take significantly longer and clearance is never guaranteed. The process of obtaining PMA approval is much more costly, lengthy and uncertain. It generally takes from one to three years or even longer and approval is not guaranteed. The FDA decides whether a device must undergo either the 510(k) clearance or PMA approval process based upon statutory criteria. These criteria include the level of risk that the agency determines is associated with the device and a determination of whether the product is a type of device that is similar to devices that are already legally marketed. Devices deemed to pose relatively less risk are placed in either Class I or II. Class III devices are those devices which are deemed by the FDA to pose the greatest risk, such as life-sustaining, life-supporting or implantable devices, have a new intended use, or use advanced technology that is not substantially equivalent to that of a legally marketed device. In the U.S., cancer diagnostics are considered Class III products, the highest classification (in Europe, cancer diagnostics are not in the high classification group except for home use). As such, most of the Company’s future products will likely have to undergo the full PMA process of the FDA.

A clinical trial may be required in support of a 510(k) submission and is generally required for a PMA application. These trials generally require an effective Investigational Device Exemption (“IDE”), from the FDA for a specified number of patients, unless the product is exempt from IDE requirements or deemed a non-significant risk device eligible for more abbreviated IDE requirements. The IDE application must be supported by appropriate data, such as animal and laboratory testing results. Clinical trials may begin 30 days after the submission of the IDE application unless the FDA or the appropriate institutional review boards at the clinical trial sites place the trial on clinical hold.

Once the application and approval process is complete and the product is placed on the clinical diagnostics market, regardless of the classification or pre-market pathway, it remains subject to significant regulatory requirements. The FDA may impose limitations or restrictions on the uses and indications for which the product may be labeled and promoted. Medical devices may only be marketed for the uses and indications for which they are cleared or approved. FDA regulations prohibit a manufacturer from promoting a device for an unapproved, or “off-label” use. Manufacturers that sell products to laboratories for research or investigational use in the collection of research data are similarly prohibited from promoting such products for clinical or diagnostic tests.

Further, our future manufacturing processes and those of our future suppliers will be required to comply with the applicable portions of the FDA’s Quality Systems Regulations, which cover the methods and documentation of the design, testing, production, processes, controls, quality assurance, labeling, packaging and shipping of our intended products. Domestic facility records and manufacturing processes are subject to periodic unscheduled inspections by the FDA. The FDA also may inspect foreign facilities that export products to the U.S.

The FDA has broad regulatory and enforcement powers. If the FDA determines that we have failed to comply with applicable regulatory requirements, it can impose a variety of enforcement actions ranging from public warning letters, fines, injunctions, consent decrees and civil penalties to suspension or delayed issuance of approvals, seizure or recall of our future products, total or partial shutdown of production, withdrawal of approvals or clearances already granted, and criminal prosecution. The FDA can also require us to repair, replace or refund the cost of products that we manufactured or distributed. Furthermore, the regulation and enforcement of diagnostics and equipment by the FDA is an evolving area that is subject to change. While we believe that we are and will continue to be in compliance with the current regulatory requirements and policies of the FDA, the FDA may impose more rigorous regulations or policies that may expose us to enforcement actions or require a change in our business practices. If any of these events were to occur, it could materially adversely affect us.

Appendix D

Product Development and Plan of Operations

NuQ® Panel Tests:

•

Research Use Only Market

o

The NuQ® panel of tests has been released for the RUO market.

•

In-Vitro Diagnostics Market

o

CE Marking (Europe): A pilot NuQ® panel of 3 tests underwent external third party retrospective clinical validations during 2012 which took approximately nine (9) months to complete. A larger NuQ® panel of tests commenced large scale retrospective clinical validations in 2013 which will continue during 2014. Once the retrospective validations are completed, the tests will be submitted for CE Mark approval. We estimate the cost of obtaining CE Marking will be approximately $500,000 USD.

o

FDA Approval (U.S.): FDA approval is expected to require longer large scale prospective clinical validation studies and is expected to commence in 2014 and be completed in 2016. When completed, the data will be submitted to the FDA for U.S. market approval. We estimate the cost of obtaining FDA approval will be approximately $825,000 USD.

The Company completed initial external testing on a variety of cancers in 2012-2013 based on the Company’s NuQ® technology. Cancers were selected by medical need and commercial value and large scale retrospective (CE Mark) and prospective (FDA) clinical validation studies for the cancers identified as most promising in the 2012 studies commenced in 2013. A rolling pipeline of products for different types of cancers is expected to be produced over the next three (3) to five (5) years.

NuQ®-Endo Endometriosis Test:

•

Research Use Only Market

o

The Company does not intend to bring the NuQ®-Endo test to the RUO market and instead will focus its efforts on bringing it to the IVD market.

•

In-Vitro Diagnostics Market

o

Currently, the NuQ®-Endo test is undergoing hypothesis-testing and clinical proof of concept work. The Company expects to continue with validations for the NuQ®-Endo test in 2014. Once the proof of concepts and validations are completed, the Company will then perform a large scale prospective clinical trial which shall take approximately twenty-four (24) months to complete and will cost approximately $250,000 USD. If the Company is successful in developing a reliable test, we hope to partner with large pharmaceutical companies to bring these tests to the IVD market in Europe and the U.S. The NuQ®-Endo is too early in its development for the Company to accurately determinate the manufacturing costs and sale price of the test. The estimated timeframe for its launch into the IVD market has not yet been determined and will depend upon the speed of clinical trials and market approval.

NuQ® Clinical Diagnostic Products:

•

Centralized Laboratory Market

o

License of NuQ® technology to a global diagnostics company: The Company may license our NuQ® technology on a non-exclusive basis to a global diagnostics company. The approximate licensing fees have not yet been determined. As of the date of this Report, the Company has not entered into any discussions or negotiations with diagnostic companies or established an anticipated timeframe for licensing our NuQ® technology.

Appendix D

o

Sell manual and/or semi-manual ELISA plates to centralized laboratories: The Company may sell manual and/or semi-automated 96 well ELISA plates for use by centralized laboratories. The approximate manufacturing costs or sales price have not yet been determined. As of the date of this Report, the Company has not entered into any discussions or negotiations with diagnostic companies or established an anticipated timeframe regarding the sale of ELISA plates.

o

Point-of-Care Devices: The Company expects to enter the point-of-care clinical market in Europe in 2016 and in the U.S. in 2017. The approximate manufacturing costs or sales price per device have not yet been determined. As of the date of this Report, the Company has not entered into any discussions or negotiations regarding the manufacture or sale of these devices.

o

Disposable Home Use or Doctor’s Office Tests: The Company intends to contract with a specialist company to adapt the NuQ® tests to the doctor’s office or home use system and to contract with a manufacturer for the production of these tests. The sale of these tests will initially be for professional use only (doctors) and will likely be released at a later time for non-professional home use. The approximate manufacturing costs or sales price per test have not yet been determined. As of the date of this Report, the Company has not entered into any discussions or negotiations with a specialist company or manufacturer. The Company does not yet have an estimated timeframe for the manufacture or sale of these tests.

If we do not have enough funds to fully implement our business plan, we will be forced to scale back our plan of operations and our business activities, increase our anticipated timeframes to complete each milestone or seek additional funding. In the event that additional financing is delayed, the Company will prioritize the maintenance of its research and development personnel and facilities, primarily in Belgium, and the maintenance of its patent rights. However the development of the current pipeline of intended products for the RUO market would be delayed, as would clinical validation studies and regulatory approval processes for the purpose of bringing products to the IVD market. In the event of an ongoing lack of financing, the Company may be obliged to discontinue operations, which will adversely affect the value of its common stock.

Sales and Marketing Strategy

The first use of our future NuQ® products will be for RUO, as the RUO market does not require government approval as opposed to the clinical IVD market. We believe that by selling our intended products in the RUO market, we will drive awareness of our Company and our intended products which in turn, will lead to future sales in both the RUO and IVD clinical markets. The Company’s products are available for sale to researchers via the Company’s product website, http://www.nucleosomics.com. Initially, the Company will provide its products to carefully chosen opinion leaders to provide further validation and product feedback.

The Company will use the following methods to generate revenues from its intended products:

•

Direct Sales: As the Company desires to launch its intended products into both the RUO and IVD markets as quickly as possible, direct sales will be the first path to market the future suite of NuQ® products as well as all of the Company’s other future products when they are first available for sale. We hope to achieve initial sales through strong existing contacts and a dedicated product website. As of the date of this Report, the Company has not begun direct sales or entered into any sales agreements for any of its intended products with end users. The Company hired a Sales and Marketing Director on September 1, 2012, whose remit is the direct sales of the Company’s first research products.

•

Product Sales Partners: If the Company is able to sell its intended products, the Company will strive to carry out the majority of its sales of diagnostic and research products through contracted sales and marketing partners. This will be organized by territory, by region and end user, e.g. clinical vs. research. We estimate such partners will take approximately 30% to 40% of the sales prices of any products sold through these channels. While initial discussions have been commenced, the Company has not finalized any formal partnerships.

•

Distribution Agreements: Distribution agreements will be used primarily in markets and territories where the Company has no real prospect of obtaining traction alone or where the entry barriers are high. The Company plans to enter into tightly drawn distribution agreements outlining the territory and sectors to be covered. Control will be maintained by the Company through strict oversight and by centralized production centers that will provide supplies to distributors. We estimate such distributors will take approximately 30% of the sales prices of any products sold through these channels. The Company entered into two distribution agreements in September and December 2013 respectively in relation to its RUO products. The Company expects sales of these products to commence in April 2014.

Appendix D

The Company’s future products will require several dynamic and evolving sales models tailored to different worldwide markets, users and products. The Company has decided to focus its sales strategy on the initial RUO market in 2014 and develop a flexible strategy for its future IVD products through the later part of 2014. We hope to progressively grow to large volumes of tests sold to centralized laboratories and eventually reach the mass diagnostics testing market. The exact nature of the ideal sales strategy will evolve as the Company continues to develop its intended products and seek entry into the RUO and IVD markets.

Government Regulations

The health care industry, and thus our business, is subject to extensive federal, state, local and foreign regulation. Some of the pertinent laws have not been definitively interpreted by the regulatory authorities or the courts, and their provisions are open to a variety of subjective interpretations. In addition, these laws and their interpretations are subject to change.

Both federal and state governmental agencies continue to subject the health care industry to intense regulatory scrutiny, including heightened civil and criminal enforcement efforts. As indicated by work plans and reports issued by these agencies, the federal government will continue to scrutinize, among other things, the marketing of diagnostic health care products. The federal government also has increased funding in recent years to fight health care fraud, and various agencies, such as the U.S. Department of Justice, the Office of Inspector General of the Department of Health and Human Services, or OIG, and state Medicaid fraud control units, are coordinating their enforcement efforts.

We will also be required to comply with numerous other federal, state, and local laws relating to matters such as safe working conditions, industrial safety, and labor laws. We may incur significant costs to comply with such laws and regulations in the future, and lack of compliance could have material adverse effects on our operations.

We believe that we have structured our business operations to comply with applicable legal requirements. However, it is possible that governmental entities or other third parties could interpret these laws differently and assert otherwise.

Competition

We anticipate facing competition primarily from large healthcare, pharmaceutical and diagnostic companies such as Abbott Laboratories Inc., Cepheid Inc., Philips, GE Healthcare, Siemens, Gen-Probe Incorporated, MDxHealth SA, EpiGenomics AG, Roche Diagnostics, Exact Sciences Corporation and Sequenom, Inc. We hope that our future products will have a competitive edge compared to those offered by competitors on the basis that our tests are being developed to be accurate, cost-effective, easy to use, non-invasive, technologically advanced, compatible with ELISA systems, based on strong intellectual property and to be used for mass screenings.

Many of our anticipated competitors have substantially greater financial, technical, and other resources and larger, more established marketing, sales and distribution systems than we will have. Many of our future competitors also offer broad product lines outside of the diagnostic testing market and have brand recognition. Moreover, our future competitors may make rapid technological developments that may result in our intended technologies and products becoming obsolete before we are able to enter the market, recover the expenses incurred to develop them or generate significant revenue. Our success will depend, in part, on our ability to develop our intended products in a timely manner, keep our future products current with advancing technologies, achieve market acceptance of our future products, gain name recognition and a positive reputation in the healthcare industry, and establish successful marketing, sales and distribution efforts.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.E., Washington, DC 20549. You can obtain information on the operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

ITEM 1A

RISK FACTORS

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Appendix D

ITEM 1B.

UNRESOLVED STAFF COMMENTS

None.

ITEM 2.

PROPERTIES

Our principal executive office is located at 1 Scotts Road, #24-05 Shaw Centre, Singapore 228208. We currently rent this space for approximately $1,500 USD a month. Currently, this space is sufficient to meet our needs, however, once we expand our business to a significant degree, we will have to find a larger space. We do not foresee any significant difficulties in obtaining any required additional space. We do not currently own any real estate.

On February 29, 2012, Belgian Volition entered into a lease agreement for larger laboratory and office space at 20A Rue de Séminaire, 5000, Namur, Belgium for approximately $5,091 USD (€3,833 EUR) per month commencing April 1, 2012 for a leasing term of two years and eight months. Additionally, Belgian Volition shall pay $1,992 USD (€1,500) EUR per month as a provision against expenses.

ITEM 3.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our Company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 4.

MINE SAFETY DISCLOSURES

Not Applicable.

PART II

ITEM 5.

MARKET FOR THE COMPANY’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Common Stock

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since April 12, 2007 under the symbol “SNDC.OB.” Effective October 11, 2011 our symbol was changed to “VNRX.OB” to reflect the Company’s name change. Because we are quoted on the OTC Bulletin Board, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our common stock per quarter as reported by the OTCBB for 2013 and 2012 based on our fiscal year end December 31. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

	First Quarter (Jan. 1 – Mar. 31)	Second Quarter (Apr. 1 – Jun. 30)	Third Quarter (Jul. 1 – Sept. 30)	Fourth Quarter (Oct. 1 – Dec. 31)
2013 – High	2.90	3.00	2.22	2.79
2013 – Low	1.31	2.00	0.25	1.25
2012 – High	3.00	3.50	5.00	4.31
2012 – Low	2.25	2.75	3.48	2.76

Record Holders

As at March 28, 2014, an aggregate of 13,307,936 shares of our common stock were issued and outstanding and were owned by approximately 248 holders of record, based on information provided by our transfer agent.

Appendix D

Recent Sales of Unregistered Securities

1.

Quarterly Issuances

On November 25, 2013, the Company sold 437,320 Units to four (4) non-U.S. investors and one (1) U.S. accredited investor at a price of $2.05 per Unit, for an aggregate amount of $896,500 USD with a Unit entitling the holder to one share of common stock of the Company and one warrant to purchase one share of common stock at $2.40 per share, valid for five years. As part of the same private placement, directors, employees and consultants converted $38,423.15 USD debt due for services on the same terms as the cash subscriptions for 18,743 Units at a price of $2.05 per Unit. Each Unit entitles the holder to one share of common stock of the Company and one warrant to purchase one share of common stock at $2.40 per share, valid for five years. The shares issued to the one (1) U.S. Accredited Investor were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and Rule 506 of Regulation D, as more specifically set forth below, on the basis that the securities were offered and sold in a non-public offering to an “accredited investor” as defined in Rule 501 of Regulation D. The shares issued to the four (4) non-U.S. Investors were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

On December 31, 2013, the Company sold 29,392 Units to three (3) non-U.S. investors at a price of $2.05 per Unit, for an aggregate amount of $60,250 USD with a Unit entitling the holder to one share of common stock of the Company and one warrant to purchase one share of common stock at $2.40 per share, valid for five years. The shares issued to the three (3) non-U.S. Investors were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

2.

Subsequent Issuances

On or about February 26, 2014, the Company sold 1,500,000 shares of common stock and 1,500,000 warrants to twenty-four (24) non-U.S. investors and twenty-four (24) U.S. accredited investors at a price of $2.00 per share, for an aggregate amount of $3,000,000. Attached to each share was a warrant entitling the holder to purchase one share of common stock at $2.20 per share, valid for five years. The shares issued to the twenty-four (24) U.S. accredited investors were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and Rule 506 of Regulation D, as more specifically set forth below, on the basis that the securities were offered and sold in a non-public offering to “accredited investors” who had access to registration-type information about the Company. The shares issued to the twenty-four (24) non-U.S. Investors were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

On or about February 26, 2014, the Company issued 16,667 shares of common stock to one (1) non-U.S. investor at a price of $2.10 per share to settle $35,000.00 USD debts for services. The shares issued to the one (1) non-U.S. Investor were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

On or about March 25, 2014, the Company issued 12,334 shares of common stock to one (1) non-U.S. investor at a price of $2.10 per share to settle $25,900.00 USD debts for services. The shares issued to the one (1) non-U.S. Investor were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

On or about March 26, 2014, the Company issued 99,178 shares of common stock to twenty-seven (27) U.S. accredited investors under the terms of the Private Placement Memorandum relating to the prior issue of 297,500 shares of common stock on June 10, 2013, for no additional consideration. The shares issued to the twenty-seven (27) U.S. accredited investors were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and Rule 506 of Regulation D, as more specifically set forth below, on the basis that the securities were offered and sold in a non-public offering to “accredited investors” who had access to registration-type information about the Company.

Appendix D

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon one of the following exemptions:

(a)

The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, ("Securities Act"), based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an "Investor") confirmed to the Company that it or he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

(b)

The shares of common stock referenced herein were issued pursuant to and in accordance with Rule 506 of Regulation D and Section 4(2) of the Securities Act. We made this determination in part based on the representations of the Investor(s), which included, in pertinent part, that such Investor(s) was an “accredited investor” as defined in Rule 501(a) under the Securities Act, and upon such further representations from the Investor(s) that (a) the Investor is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agrees not to sell or otherwise transfer the purchased securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor either alone or together with its representatives has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, and (d) the Investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. Our determination is made based further upon our action of (a) making written disclosure to each Investor prior to the closing of sale that the securities have not been registered under the Securities Act and therefore cannot be resold unless they are registered or unless an exemption from registration is available, (b) making written descriptions of the securities being offered, the use of the proceeds from the offering and any material changes in the Company’s affairs that are not disclosed in the documents furnished, and (c) placement of a legend on the certificate that evidences the securities stating that the securities have not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the securities, and upon such inaction of the Company of any general solicitation or advertising for securities herein issued in reliance upon Rule 506 of Regulation D and Section 4(2) of the Securities Act.

(c)

The shares of Common Stock referenced herein were issued pursuant to and in accordance with Rule 903 of Regulation S of the Act. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a "U.S. person", as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The agreement executed between us and each investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. Each investor agreed by execution of the agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All certificates representing the shares were or upon issuance will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

Appendix D

Re-Purchase of Equity Securities

None.

Dividends

We have not paid any cash dividends on our Common Stock since inception and presently anticipate that all earnings, if any, will be retained for development of our business and that no dividends on our Common Stock will be declared in the foreseeable future. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, operating and financial conditions, capital requirements, general business conditions and other pertinent facts. Therefore, there can be no assurance that any dividends on our Common Stock will be paid in the future.

Securities Authorized for Issuance Under Equity Compensation Plans

On November 17, 2011, the Company adopted and approved the 2011 Equity Incentive Plan (the “Plan”), for the directors, officers, employees and key consultants of the Company. Pursuant to the Plan, the Company is authorized to issue nine hundred thousand (900,000) restricted shares, $0.001 par value, of the Company’s Common Stock. Options over 720,000 shares were granted on November 25, 2011. The options vest in equal six monthly installments over three years from the date of grant, and expire three years after the vesting dates. The exercise prices are $3 for options vesting in the first year, $4 for options vesting in the second year, and $5 for options vesting in the third year. As of May 15, 2013 and August 15, 2013, options over 20,000 shares and 10,000 shares respectively lapsed following a termination of employment. Options over 30,000 shares were granted on September 01, 2012. The options vest in equal six monthly installments over three years from the date of grant, and expire three years after the vesting dates. The exercise prices are $4.31 for options vesting in the first year, $5.31 for options vesting in the second year, and $6.31 for options vesting in the third year. Options over 100,000 shares were granted on December 13, 2012. The options vested on the grant date and expire three years after the vesting date. The exercise price is $3.01 per share. Options over 37,000 shares were granted on March 20, 2013. The options vest in equal six monthly installments over three years from the date of grant, and expire three years after the vesting dates. The exercise prices are $2.35 for options vesting in the first year, $3.35 for options vesting in the second year, and $4.35 for options vesting in the third year. Options over 16,300 shares were granted on September 2, 2013. The options vest in equal six monthly installments over three years from the date of grant, and expire three years after the vesting dates. The exercise prices are $2.35 for options vesting in the first year, $3.35 for options vesting in the second year, and $4.35 for options vesting in the third year.

ITEM 6.

SELECTED FINANCIAL DATA

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 7.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

This Annual Report on Form 10-K contains forward-looking statements. These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections. We may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted. You should read this report completely and with the understanding that actual future results may be materially different from what we expect. The forward-looking statements included in this report are made as of the date of this report and should be evaluated with consideration of any changes occurring after the date of this Report. We will not update forward-looking statements even though our situation may change in the future and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Appendix D

Liquidity and Capital Resources

As of December 31, 2013, the Company had cash of $888,704 and other current assets of $116,747. The Company had current liabilities of $957,274. This represents a working capital surplus of $48,177. During 2014 to date, the Company has received subscriptions of $3million for 1,500,000 shares of common stock, and 1,500,000 warrants attached to these shares, for an aggregate purchase price of $2.00 per share, in connection with a private placement. The warrants are immediately exercisable for five years at a price of $2.20 per share.

We intend to use our cash reserves to fund further research and development activities. We do not currently have any substantial source of revenues and expect to rely on additional financing. We are pursuing plans to seek further capital through the sale of additional stock by way of private placement, but there is no assurance that we will be successful in raising further funds.

In the event that additional financing is delayed, the Company will prioritize the maintenance of its research and development personnel and facilities, primarily in Belgium, and the maintenance of its patent rights. However the completion of clinical validation studies and regulatory approval processes for the purpose of bringing products to the IVD market would be delayed. In the event of an ongoing lack of financing, we may be obliged to discontinue operations, which will adversely affect the value of our common stock.

Overview of Operations

Management has identified the specific processes and resources required to achieve the near and medium term objectives of the business plan, including personnel, facilities, equipment, research and testing materials including antibodies and clinical samples, and the protection of intellectual property. To date, operations have proceeded satisfactorily in relation to the business plan. However it is possible that some resources will not readily become available in a suitable form or on a timely basis or at an acceptable cost. It is also possible that the results of some processes may not be as expected and that modifications of procedures and materials may be required. Such events could result in delays to the achievement of the near and medium term objectives of the business plan, in particular the progression of clinical validation studies and regulatory approval processes for the purpose of bringing products to the IVD market. However, at this point, the most significant risk to the Company is that it will not succeed in obtaining additional financing in the medium term.

Results of Operations

Year Ended December 31, 2013

The following table sets forth the Company’s results of operations for the year ended on December 31, 2013 and the comparative period for the year ended December 31, 2012.

	Year	Year
	Ended	Ended		Percentage
	December 31, 2013	December 31, 2012	Increase/ Decrease	Increase/ Decrease
	($)	($)	($)	(%)
Revenues	-	54,968	(54,968)	-100%

Operating Expenses	(4,575,912)	(4,138,018)	(437,894)	11%
Other Income (Expenses)	865,623	-	865,623	-
Income Taxes	-	-	-	-

Net Loss	(3,710,289)	(4,083,050)	372,761	-9%

Basic and Diluted Loss Per Common Share	(0.34)	(0.44)	(0.10)	-23%

Weighted Average Basic and Diluted Common Shares Outstanding	10,832,369	9,359,934	1,472,435	16%

Appendix D

Revenues

The Company had no revenues from operations in the year ended December 31, 2013, compared to revenues of $54,968 in the comparative period for the year ended December 31, 2012. The Company’s operations are in the development stage.

Operating Expenses

For the year ended December 31, 2013, the Company’s operating expenses increased by $437,894, or 11%. Operating expenses are comprised of salaries and office administrative fees, research and development expenses, impairment of patents, professional fees, and other general and administrative expenses. Salaries and office administrative fees were materially unchanged. Research and development expenses decreased by $269,377, due principally to a reduction of $383,291 in share option expense offset by an increase of $120,828 in net payroll costs, the latter primarily reflecting an increase in headcount. Impairment of patents was $350,000 (2012 $Nil) due to discovery of an earlier filed patent similar to one licensed by the Company. Professional fees increased by $371,256 due to additional fees for public relations and investor relations services to raise the profile of the company. General and administrative expenses decreased by $14,031 due to a reduction in fundraising services expense.

Other Income

For the year ended December 31, 2013, the Company recorded other income of $865,623, representing grant funds received from public bodies in respect of approved expenditures, where there is no obligation to repay. There were no grant funds that met these criteria in respect of the year ended December 31, 2012.

Net Loss

For the year ended December 31, 2013, our net loss was $3,710,289, a decrease of $372,761 or 9% over the comparative period for the year ended December 31, 2012. The change is a result of the changes described above.

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive activities. For these reasons, our auditors stated in their report on our audited financial statements that they have substantial doubt that we will be able to continue as a going concern without further financing.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Future Financings

We will continue to rely on equity sales of our common shares in order to continue to fund our business operations. Issuances of additional shares will result in dilution to existing stockholders. There is no assurance that we will achieve any additional sales of equity securities or arrange for debt or other financing to fund our operations and other activities.

Critical Accounting Policies

Our financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Appendix D

We regularly evaluate the accounting policies and estimates that we use to prepare our financial statements. A complete summary of these policies is included in the notes to our financial statements. In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Appendix D

26

ITEM 8.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

VOLITIONRX LIMITED

(A Development Stage Company)

Consolidated Financial Statements

For the Years Ended December 31, 2013 and 2012

Appendix D

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

VolitionRX Limited.

(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of VolitionRX Limited as of December 31, 2013 and 2012, and the related consolidated statements of operations and comprehensive income, stockholders’ equity and cash flows for the years then ended and for the period from inception on August 5, 2010, through December 31, 2013. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of VolitionRX Limited as of December 31, 2013 and 2012, and the results of their operations and cash flows for the years then ended and for the period from inception on August 5, 2010, through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company had accumulated losses of $11,295,922 and negative cash flows from operations as of December 31, 2013, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Sadler, Gibb & Associates, LLC

Salt Lake City, UT

March 27, 2014

Appendix D

VOLITIONRX LIMITED

(A Development Stage Company)

Consolidated Balance Sheets

(Expressed in US dollars)

	December 31, 2013 $	December 31, 2012 $

ASSETS

Cash	888,704	376,421
Prepaid expenses – related party	-	250,833
Prepaid expenses	82,135	28,520
Other current assets	34,612	39,368

Total Current Assets	1,005,451	695,142

Property and equipment, net	63,265	91,386
Intangible assets, net	1,002,043	1,430,238

Total Assets	2,070,759	2,216,766

LIABILITIES

Accounts payable and accrued liabilities	518,086	481,395
Management and directors’ fees payable	222,294	213,515
Note payable – related party	-	52,860
Deferred grant income	216,894	-

Total Current Liabilities	957,274	747,770

Grant repayable	432,811	635,201

Total Liabilities	1,390,085	1,382,971

STOCKHOLDERS’ EQUITY
Preferred Stock Authorized: 1,000,000 shares, at $0.001 par value Issued and outstanding: Nil shares and Nil respectively	-	-
Common Stock
Authorized: 100,000,000 shares, at $0.001 par value
Issued and outstanding: 11,679,757 shares and 10,191,562 respectively	11,680	10,192
Additional paid-in capital	12,024,711	8,443,512
Accumulated other comprehensive loss	(59,795)	(34,276)
Deficit accumulated during the development stage	(11,295,922)	(7,585,633)

Total Stockholders’ Equity	680,674	833,795

Total Liabilities and Stockholders’ Equity	2,070,759	2,216,766

(The accompanying notes are an integral part of these consolidated financial statements)

Appendix D

VOLITIONRX LIMITED

(A Development Stage Company)

Consolidated Statements of Operations and Comprehensive Loss

(Expressed in US dollars)

	For the year ended December 31, 2013 $	For the year ended December 31, 2012 $	For the period from August 5, 2010 (Date of Inception) to December 31, 2013 $

Revenue	-	54,968	54,968

Expenses

General and administrative	434,006	448,037	1,149,228
Professional fees	621,722	250,466	1,636,554
Salaries and office administrative fees	666,419	666,373	2,110,594
Research and development	2,503,765	2,773,142	6,970,137
Impairment of patents	350,000	-	350,000

Total Operating Expenses	4,575,912	4,138,018	12,216,513

Net Operating Loss	(4,575,912)	(4,083,050)	(12,161,545)

Other Income – Grants received	865,623	-	865,623
Provision for income taxes	-	-	-
Net Loss	(3,710,289)	(4,083,050)	(11,295,922)

Other Comprehensive Loss

Foreign currency translation adjustments	(25,519)	(38,914)	(59,795)
Total Other Comprehensive Loss	(25,519)	(38,914)	(59,795)

Net Comprehensive Loss	(3,735,808)	(4,121,964)	(11,355,717)

Net Loss per Share – Basic and Diluted	(0.34)	(0.44)

Weighted Average Shares Outstanding – Basic and Diluted	10,832,369	9,359,934

 (The accompanying notes are an integral part of these consolidated financial statements)

Appendix D

VOLITIONRX LIMITED

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Expressed in US dollars)

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the period from August 5, 2010 (Date of Inception) to December 31, 2013
	$	$	$

Operating Activities

Net loss	(3,710,289)	(4,083,050)	(11,295,922)

Adjustments to reconcile to net cash used in operating activities:
Depreciation and amortization	146,396	135,743	421,858
Impairment of intangible asset	350,000	–	350,000
Stock based compensation	282,012	858,413	1,547,461
Common stock and warrants issued to settle liabilities
for services	472,425	432,013	1,702,080
Amortization of stock issued in advance of services	250,833	70,000	350,000
Non-operating income – grants received	(865,623)	–	–

Changes in operating assets and liabilities:
Prepaid expenses	(50,621)	(25,549)	(76,170)
Other current assets	5,964	(7,807)	(717)
Accounts payable and accrued liabilities	34,697	305,655	637,406

Net Cash Used In Operating Activities	(3,084,206)	(2,314,582)	(7,229,627)

Investing Activities

Purchases of property and equipment	(714)	(90,685)	(126,264)

Net Cash Used in Investing Activities	(714)	(90,685)	(126,264)

Financing Activities

Proceeds from issuance of common shares	2,828,250	2,576,375	7,267,854
Grants received	819,575	–	1,495,921
Proceeds from note payable	–	–	59,942
Repayment of notes payable	(54,396)	(102,560)	(546,393)
Cash acquired through reverse merger	–	–	100

Net Cash Provided By Financing Activities	3,593,429	2,473,815	8,277,424

Effect of foreign exchange on cash	3,774	(40,019)	(32,829)

Appendix D

Increase in Cash	512,283	28,529	888,704

Cash – Beginning of Period	376,421	347,892	–

Cash – End of Period	888,704	376,421	888,704

Supplemental Disclosures of Cash Flow Information

Interest paid	–	–	–
Income tax paid	–	–	–

Non Cash Financing Activities::

Acquisition of subsidiary for debt	–	–	1,000,000
Common stock issued for debt	–	–	1,169,943

(The accompanying notes are an integral part of these consolidated financial statements)

Appendix D

VOLITIONRX LIMITED

(A Development Stage Company)

Consolidated Statement of Stockholders’ Equity

Period from August 5, 2010 (Date of inception) to December 31, 2013

(Expressed in US dollars)

	Common Stock		Additional Paid-in Capital $	Share Subscriptions Received $	Other Comprehensive Income/(Loss) $	Deficit Accumulated During the Development Stage $	Total $
	Shares	Amount ($)
Balance, August 5, 2010 (Date of inception)	-	-	-	-	-	-	-
Issuance of founders’ shares	1	-	-	-	-	-	-
Common stock issued for cash	2,333,720	2,334	1,787,104	-	-	-	1,789,438
Common stock issued for services	4,105,045	4,105	793,537	-	-	-	797,642
Common stock issued in advance of services	350,000	350	349,650	-	-	-	350,000
Recapitalization pursuant to reverse merger	1,212,000	1,212	(2,162)	-	-	-	(950)
Stock issued to settle debt	644,886	645	1,169,298	-	-	-	1,169,943
Relative fair value of warrants attached to common stock issued	-	-	73,791	-	-	-	73,791
Employee stock options granted for services	-	-	16,507	-	-	-	16,507
Warrants granted for services	-	-	390,529	-	-	-	390,529
Other comprehensive income	-	-	-	-	4,638	-	4,638
Net loss for the year	-	-	-	-	-	(3,502,583)	(3,502,583)
Balance, December 31, 2011	8,645,652	8,646	4,578,254	-	4,638	(3,502,583)	1,088,955

Common stock issued for cash	1,427,604	1,428	2,574,947	-	-	-	2,576,375
Common stock issued for services	118,306	118	206,910	-	-	-	207,028
Employee stock options granted for services	-	-	858,413	-	-	-	858,413
Warrants granted for services	-	-	224,988	-	-	-	224,988
Other comprehensive loss	-	-	-	-	(38,914)	-	(38,914)
Net loss for the year	-	-	-	-	-	(4,083,050)	(4,083,050)
Balance, December 31, 2012	10,191,562	10,192	8,443,512	-	(34,276)	(7,585,633)	833,795

 (The accompanying notes are an integral part of these consolidated financial statements)

Appendix D

VOLITIONRX LIMITED

(A Development Stage Company)

Consolidated Statement of Stockholders’ Equity (Continued)

Period from August 5, 2010 (Date of inception) to December 31, 2013

(Expressed in US dollars)

	Common Stock		Additional Paid-in Capital $	Share Subscriptions Received $	Other Comprehensive Income/(Loss) $	Deficit Accumulated During the Development Stage $	Total $
	Shares	Amount ($)
Balance, December 31, 2012	10,191,562	10,192	8,443,512	-	(34,276)	(7,585,633)	833,795
Common stock issued for cash	1,432,712	1,433	2,826,817	-	-	-	2,828,250
Common stock issued for debt	40,483	40	84,967	-	-	-	85,007
Common stock issued for services	15,000	15	30,735	-	-	-	30,750
Employee stock options granted for services	-	-	282,012	-	-	-	282,012
Warrants granted for services	-	-	356,668	-	-	-	356,668
Other comprehensive loss	-	-	-	-	(25,519)	-	(25,519)
Net loss for the year	-	-	-	-	-	(3,710,289)	(3,710,289)
Balance, December 31, 2013	11,679,757	11,680	12,024,711	-	(59,795)	(11,295,922)	680,674

(The accompanying notes are an integral part of these consolidated financial statements)

Appendix D

Note 1 – Nature of Operations and Continuance of Business

The Company was incorporated under the laws of the State of Delaware on September 24, 1998. On September 22, 2011, the Company filed a Certificate for Renewal and Revival of Charter with Secretary of State of Delaware. Pursuant to Section 312(1) of the Delaware General Corporation Law, the Company was revived under the new name of “VolitionRX Limited”. The name change to VolitionRX Limited was approved by FINRA on October 7, 2011 and became effective on October 11, 2011.

On October 6, 2011, the Company entered into a share exchange agreement with Singapore Volition Pte Ltd., a Singapore corporation, and the shareholders of Singapore Volition, which was incorporated on August 5, 2010. Pursuant to the terms of the share exchange agreement, the former shareholders of Singapore Volition Pte Ltd. held 85% of the issued and outstanding common shares of the Company. The issuance was deemed to be a reverse acquisition for accounting purposes. Singapore Volition Pte Ltd., the acquired entity, is regarded as the predecessor entity as of October 6, 2011. The number of shares outstanding and per share amounts has been restated to recognize the recapitalization. All comparative financial data in these financial statements is that of Singapore Volition Pte Ltd.

The Company’s principal business objective through its subsidiaries is to develop and bring to market a cancer detection blood test. The Company is a development stage company as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (”ASC”) 915, “Development Stage Entities.” The Company has one wholly-owned subsidiary, Singapore Volition Pte Ltd., which it acquired through a share exchange entered into on October 6, 2011. Singapore Volition Pte Ltd. has two wholly owned subsidiaries, Belgian Volition SA, which it acquired as of September 22, 2010 ,and Hypergenomics Pte Ltd., which it formed as of March 7, 2011. Following the acquisition of Singapore Volition Pte Ltd. the Company’s fiscal year end was changed from August 31 to December 31. The financial statements are prepared on a consolidated basis.

Note 2 – Going Concern

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses since inception of $11,295,922, has negative cash flows from operations, and currently has very limited revenues, which creates substantial doubt about its ability to continue as a going concern.

The future of the Company as an operating business will depend on its ability to obtain sufficient capital contributions and/or financing as may be required to sustain its operations. Management's plan to address this need includes, (a) continued exercise of tight cost controls to conserve cash, (b) receiving additional grant funds, and (c) obtaining additional financing through debt or equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

Note 3 – Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in U.S. dollars. The Company’s fiscal year end is December 31.

Appendix D

Note 3 – Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company also regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Reclassification of Financial Statement Accounts

Certain reclassifications have been made to prior periods’ data to conform to the current year’s presentation. These reclassifications had no effect on reported income or losses or working capital ratios.

Principles of Consolidation

The accompanying consolidated financial statements for the year ended December 31, 2013 include the accounts of the Company and its wholly-owned subsidiaries, Singapore Volition Pte Ltd., Belgian Volition SA, and Hypergenomics Pte. Ltd. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As at December 31, 2013 and December 31, 2012, the Company had $888,704 and $376,421, respectively in cash and cash equivalents.

Basic and Diluted Net Loss Per Share

The Company computes net loss per share in accordance with ASC 260, Earnings Per Share, which requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. As of December 31, 2013, 529,069 dilutive warrants and 1,381,789 potentially dilutive warrants and options were excluded from the Diluted EPS calculation as their effect is anti dilutive.

Foreign Currency Translation

The Company’s functional currency is the Euro and its reporting currency is the United States dollar. Management has adopted ASC 830-20, “Foreign Currency Matters – Foreign Currency Transactions”. All assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. For revenues and expenses, the weighted average exchange rate for the period is used. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in other comprehensive loss.

Appendix D

Note 3 – Summary of Significant Accounting Policies (Continued)

Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts receivable, accounts payable, accrued liabilities, notes payable, and amounts due to related parties. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations. During the year ended December 31, 2013, the Company issued warrants for services at fair market value of $632,779, and options under the 2011 Equity Incentive Plan at fair market value of $115,626. The Company also issued shares of common stock for services at fair market value of $30,750.

Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

Comprehensive Loss

ASC 220, Comprehensive Loss, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2013, the Company had $59,795 of accumulated other comprehensive loss relating to foreign currency translation.

Property and Equipment

Property and equipment is stated at cost and is amortized on a straight-line basis, at the following rates:

Computer Hardware	3 years
Laboratory Equipment	5 years
Office Furniture and Equipment	5 years
Intangible Assets	13 years and 20 years

Appendix D

Note 3 – Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Company recognizes revenue when all of the following have occurred (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price is fixed or determinable and (iv) the ability to collect is reasonably assured. The Company had no revenue during the year ended December 31, 2013. The Company recognized $54,968 during the year ended December 31, 2012 for services provided in the preparation of HyperGenomics libraries.

Research and Development

The Company follows the policy of expensing its research and development costs in the period in which they are incurred in accordance with ASC 730. The Company incurred research and development expenses of $2,503,765 and $2,773,142 during the years ended December 31, 2013 and 2012, respectively.

Impairment of Long-Lived Assets

In accordance with ASC 360, Property Plant and Equipment, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value. The Company recognized impairment losses of $350,000 in respect of intangible assets during the year ended December 31, 2013. No impairment losses were recognized during the year ended December 31, 2012.

Stock-Based Compensation

The Company records stock-based compensation in accordance with ASC 718, Compensation – Stock Compensation and ASC 505-50, Equity-Based Payments to Non-Employees. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued and are recognized over the employees required service period, which is generally the vesting period.

Grants received

The Company receives funding from public bodies for a proportion of the costs of specific projects. Funds are received in line with claims submitted for agreed expenditure. The Company recognizes grant income once claims submitted are approved and funds are received. General working capital funding received at the commencement of a project is treated as deferred income until it has been utilized for expenditure claimed. Funding received that is repayable is shown as a liability.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. The Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Appendix D

Note 4 – Property and Equipment

The Company’s property and equipment consist of the following amounts as of December 31, 2013 and 2012:

			December 31,
			2012
		Accumulated	Net Carrying
	Cost	Depreciation	Value
	$	$	$
Computer hardware	54,404	28,093	26,311
Laboratory equipment	63,866	13,430	50,436
Office furniture and equipment	18,500	3,861	14,639

	136,770	45,384	91,386

			December 31,
			2013
		Accumulated	Net Carrying
	Cost	Depreciation	Value
	$	$	$
Computer hardware	56,672	45,437	11,235
Laboratory equipment	67,272	26,636	40,635
Office furniture and equipment	19,271	7,877	11,395

	143,215	79,950	63,265

During the years ended December 31, 2013 and 2012, the Company recognized $31,517 and $23,688 in depreciation expense respectively.

Note 5 – Intangible Assets

The Company’s intangible assets consist of intellectual property, principally patents. The patents are being amortized over their remaining lives, which are 10 years and 17 years.

			December 31,
			2012
		Accumulated	Net Carrying
	Cost	Amortization	Value
	$	$	$

Patents	1,666,346	236,108	1,430,238

	1,666,346	236,108	1,430,238

			December 31,
			2013
		Accumulated	Net Carrying
	Cost	Amortization	Value
	$	$	$

Patents	1,314,559	312,516	1,002,043

	1,314,559	312,516	1,002,043

During the year ended December 31, 2013 and 2012, the Company recognized $114,879 and $112,056 in amortization expense respectively. During the year ended December 31, 2013 the Company also recognized impairment losses of $350,000. No impairment losses were recognized during the year ended December 31, 2012.

Appendix D

Note 5 – Intangible Assets (continued)

The Company amortizes the long-lived assets on a straight line basis with terms ranging from 13 to 20 years. The annual estimated amortization schedule over the next five years is as follows:

2014	$98,158
2015	$98,158
2016	$98,158
2017	$98,158
2018	$98,158

The Company periodically reviews its long lived assets to ensure that their carrying value does not exceed their fair market value. The Company carried out such a review in accordance with ASC 360 as of December 31, 2013. The result of this review confirmed that the fair value of the patents exceeded their carrying value as of December 31, 2013.

Note 6 – Related Party Transactions

The Company contracts with a related party to rent office space, hire office support staff, and receive various consultancy services. See Note 11 for obligations under the contract.

Note 7 – Amendment of Authorised Stock

As of September 19, 2013, the number of authorized shares of common stock was reduced from 200,000,000 shares to 100,000,000 shares at $0.001 par value, and the issuance of 1,000,000 shares of preferred stock at $0.001 par value was authorized.

Note 8 – Common Stock

On March 25, 2013, the Company issued 235,500 shares of common stock for a total of $471,000 in cash, and 9,292 shares of common stock to consultants and directors to settle liabilities for services valued at $18,583, at a price of $2.00 per share.

On May 1, 2013, the Company issued 208,000 shares of common stock for a total of $416,000 in cash.

On June 10, 2013, the Company issued 297,500 shares of common stock for a total of $534,500 at a price of $2.00 per share. The amount received was net of $60,500 fees and expenses to an agent. Remuneration to the agent also included 29,750 warrants, immediately exercisable for a period of five years at a price of $2.00 per share. The warrants were valued at $71,918, using the Black-Scholes Option Pricing model using the following assumptions: Five-year term, $2.43 stock price, $2.00 exercise price, 246% volatility, 1.13% risk free rate.

On August 7, 2013, the Company issued 225,000 shares of common stock for a total of $450,000 in cash at a price of $2.00 per share. Attached to these share issuances were 45,000 warrants, immediately exercisable for a period of three years at a price of $2.40 per share. The warrants were valued using the Black-Scholes Option Pricing model using the following assumptions: Three year term, $2.17 stock price, $2.40 exercise price, 244% volatility, 0.61% risk free rate. The Company has allocated $72,721 of the total $450,000 in proceeds to the value of the warrants.

During August 2013, the Company issued 12,448 shares of common stock to consultants and directors to settle liabilities for services valued at $28,000, at a price of $2.25 per share. The Company also issued 15,000 shares of common stock to consultants for services valued at $30,750, at a price of $2.05 per share, which represented fair market value at the date the services were agreed.

On November 25, 2013, the Company issued 437,320 shares of common stock for a total of $896,500 in cash, and 18,743 shares of common stock to consultants and directors to settle liabilities for services valued at $38,423, at a price of $2.05 per share. Attached to these share issuances were 456,063 warrants, immediately exercisable for a period of five years at $2.40 per share. The warrants were valued using the Black-Scholes Option Pricing model using the following assumptions: Five year term, $1.90 stock price, $2.40 exercise price, 241% volatility, 1.37% risk free rate. The Company has allocated $466,228 of the total $934,923 in proceeds to the value of the warrants.

Appendix D

Note 8 – Common Stock (Continued)

On December 31, 2013, the Company issued 29,392 shares of common stock for a total of $60,250 in cash at a price of $2.05 per share. Attached to these share issuances were 29,392 warrants, immediately exercisable for a period of five years at $2.40 per share. The warrants were valued using the Black-Scholes Option Pricing model using the following assumptions: Five year term, $2.48 stock price, $2.40 exercise price, 239% volatility, 1.75% risk free rate. The Company has allocated $30,019 of the total $60,250 in proceeds to the value of the warrants.

During the year ended December 31, 2012, the Company issued 1,427,604 shares of common stock for cash for a total of $2,576,371. Attached to share issuances of 582,510 shares for a total of $1,019,375 were 291,261 warrants. Each warrant is immediately exercisable for a period of four years at a price of $2.60 per share. The unit price was $1.75 for one share together with a warrant to purchase one share for every two shares subscribed. The warrants were valued using the Black-Scholes Option Pricing model using the following assumptions: Four-year term, $3.31 stock price, $2.60 exercise price, 132% volatility, 0.82% risk free rate. The Company has allocated $300,656 of the total $1,019,375 in proceeds to the value of the warrants.

Remuneration to an agent in respect of the foregoing share issuances totaled $52,484 in fees and expenses and 26,685 warrants. Each warrant is immediately exercisable for a period of three years at a price of $1.75 per share. The warrants were valued at $79,555, using the Black-Scholes Option Pricing model using the following assumptions: Three-year term, $3.45 stock price, $1.75 exercise price, 149% volatility, 0.36% risk free rate.

During the year ended December 31, 2012, the Company also issued 118,306 shares of common stock to consultants, employees and directors for services valued at $207,028. Attached to share issuances of 105,591 shares for services valued at $184,777 were 52,798 warrants. Each warrant is immediately exercisable for a period of four years at a price of $2.60 per share. The warrants were valued using the Black-Scholes Option Pricing model using the following assumptions: Four-year term, $3.31 stock price, $2.60 exercise price, 132% volatility, 0.82% risk free rate. The Company has allocated $54,499 of the total $184,777 value of services to the value of the warrants.

Note 9 – Warrants and Options

a)

Warrants

On March 20, 2013, the Company issued 200,000 warrants to a consultant for services at an exercise price of $2.47, expiring three years after vesting. 25,000 warrants vested immediately, and the vesting of the remaining 175,000 warrants is contingent upon the achievement of specific milestones. The 25,000 warrants that vested immediately were valued at $57,046 using the Black-Scholes Option Pricing model using the following assumptions: Three-year term, $2.35 stock price, $2.47 exercise price, 253% volatility, 0.38% risk free rate. The Company carried out a remeasurement of the valuation of the unvested warrants as at December 31, 2013, in accordance with ASC 505. The Company estimated that vesting of the unvested warrants will take place over the three years to December 31, 2016. The unvested warrants were remeasured at $417,625 using the Black-Scholes Option Pricing model using the following assumptions: Three-year term, $2.48 stock price, $2.47 exercise price, 239% volatility, 0.78% risk free rate. As of December 31, 2013, $198,560 of the $474,671 value of vested and unvested warrants has been expensed.

On June 10, 2013, the Company issued 29,750 warrants to an agent as part remuneration in respect of the issuance of 297,500 shares for net proceeds of $534,500. The Company has valued the warrants at $71,918. The warrants are exercisable immediately for five years at an exercise price of $2.00 per share.

On August 7, 2013, the Company issued 45,000 warrants attached to the issuance of 225,000 shares for cash totaling $450,000. The Company has allocated $72,721 of the proceeds to the value of the warrants. The warrants are exercisable immediately for three years at an exercise price of $2.40.

On November 25, 2013, the Company issued 456,063 warrants attached to the issuance of 437,320 shares for cash totaling $896,500, and the issuance of 18,743 shares to settle liabilities for services valued at $38,423. The Company has allocated $466,228 of the proceeds to the value of the warrants. The warrants are exercisable immediately for five years at an exercise price of $2.40.

On December 31, 2013, the Company issued 29,392 warrants attached to the issuance of 29,392 shares for cash totaling $60,250. The Company has allocated $30,019 of the proceeds to the value of the warrants. The warrants are exercisable immediately for five years at an exercise price of $2.40.

On December 31, 2013, the Company issued 35,000 warrants to a consultant for services at an exercise price of $2.40, exercisable immediately for five years. The warrants were valued at $86,190 using the Black-Scholes Option Pricing model using the following assumptions: Five year term, $2.48 stock price, $2.40 exercise price, 239% volatility, 1.75% risk free rate.

Appendix D

Note 9 – Warrants and Options (continued)

During the year ended December 31, 2012, the Company issued 50,000 warrants for investor relations services rendered to the Company. The warrants were exercisable immediately for three years at an exercise price of $3.25. The warrants were valued at $145,431 using the Black-Scholes Option Pricing model using the following assumptions: Three-year term, $3.00 stock price, $3.25 exercise price, 251% volatility, 0.32% risk free rate. These warrants were cancelled by mutual agreement for no consideration during the year ended December 31, 2013.

During the year ended December 31, 2012, the Company issued 291,261 warrants attached to the issuance of 582,510 shares for cash totaling $1,019,375. The Company has allocated $300,656 of the total $1,019,375 in proceeds to the value of the warrants. The warrants are exercisable immediately for four years at an exercise price of $2.60.

Remuneration to an agent in respect of the foregoing share issuances totaled $52,484 in fees and expenses and 26,685 warrants. The Company has valued the warrants at $79,555. Each warrant is exercisable immediately for three years at an exercise price of $1.75.

During the year ended December 31, 2012 the Company also issued 52,798 warrants attached to the issuance of 105,591 shares for services valued at $184,777. The Company has allocated $54,499 of the total $184,777 value of services to the value of the warrants. The warrants are exercisable immediately for four years at an exercise price of $2.60.

Below is a table summarizing the warrants issued and outstanding as of December 31, 2013.

Date	Number	Exercise	Contractual	Expiration	Value if
Issued	Outstanding	Price $	Life (Years)	Date	Exercised $
03/15/11	200,000	0.50	5	3/15/2016	100,000
03/24/11	100,000	0.50	5	3/24/2016	50,000
04/01/11	100,000	0.50	5	4/1/2016	50,000
06/21/11	100,000	0.50	5	6/21/2016	50,000
07/13/11	250,000	1.05	5	07/13/16	262,500
05/11/12	344,059	2.60	4	05/10/16	894,553
05/11/12	26,685	1.75	3	05/10/15	46,699
03/20/13	200,000	2.47	3	03/20/16	494,000
				-12/20/19
06/10/13	29,750	2.00	5	06/10/18	59,500
08/07/13	45,000	2.40	3	08/07/16	108,000
11/25/13	456,063	2.40	5	11/25/18	1,094,551
12/31/13	64,392	2.40	5	11/25/18	154,541
12/31/13	1,915,949	1.74	4.5	–	3,364,344

b)

Options

On November 17, 2011, the Company adopted and approved the 2011 Equity Incentive Plan for the directors, officers, employees and key consultants of the Company. Pursuant to the Plan, the Company is authorized to issue 900,000 restricted shares, $0.001 par value, of the Company’s common stock.

Options to purchase 37,000 shares were granted on March 20, 2013. These options vest in equal six monthly installments over three years from the date of grant, and expire three years after the vesting dates. The exercise prices are $2.35 for options vesting in the first year, $3.35 for options vesting in the second year, and $4.35 for options vesting in the third year.

Options to purchase 16,300 shares were granted on September 2, 2013. These options vest in equal six monthly installments over three years from the date of grant, and expire three years after the vesting dates. The exercise prices are $2.35 for options vesting in the first year, $3.35 for options vesting in the second year, and $4.35 for options vesting in the third year.

Appendix D

Note 9 – Warrants and Options (continued)

Options over 30,000 shares were granted on September 1, 2012. These options vest in equal six monthly installments over three years from the date of grant, and expire three years after the vesting dates. The exercise prices are $4.31 for options vesting in the first year, $5.31 for options vesting in the second year, and $6.31 for options vesting in the third year.

Options over 100,000 shares were granted on December 13, 2012. These options are exercisable immediately, and expire three years from the date of grant, at an exercise price of $3.01.

The Company has calculated the estimated fair market value of the options granted to employees and non-employees in exchange for services using the Black-Scholes Option Pricing model and the following assumptions:

a)

37,000 options granted March 20, 2013 –expected term 3 years, $2.35 stock price, $2.35-$4.35 exercise prices, 253% volatility, 0.38% risk free rate.

b)

16,300 options granted September 2, 2013 –expected term 3 years, $2.03 stock price, $2.35-$4.35 exercise prices, 242% volatility, 0.79% risk free rate.

During the year ended December 31, 2013, 30,000 options expired following termination of employment.

Below is a table summarizing the options issued and outstanding as of December 31, 2013.

Date	Number	Exercise	Contractual	Expiration	Value if
Issued	Outstanding	Price $	Life (Years)	Date	Exercised $
11/25/11	690,000	3.00-5.00	3	05/25/15-11/25/17	2,760,000
09/01/12	30,000	4.31-6.31	3	03/01/16-09/01/18	159,300
12/13/12	100,000	3.01	3	12/13/15	301,000
03/20/13	37,000	2.35-4.35	3	09/20/16-03/20/19	123,950
09/02/13	16,300	2.35-4.35	3	03/02/14-09/02/16	54,605
12/31/13	873,300	3.89	3	–	3,398,855

Total remaining unrecognized compensation cost related to non-vested stock options is approximately $148,000 and is expected to be recognized over a period of three years.

Note 10 – Income Taxes

The Company has estimated net operating losses for the years ended December 31, 2013 and 2012 of $3,478,175 and $2,999,658, respectively, available to offset taxable income in future years.

The Company is subject to Singapore income taxes at a rate of 17 percent, Belgium income taxes at a rate of 34 percent, and US taxes at a rate of 34 percent, for a weighted average of 30 and 29 percent, respectively. The reconciliation of the provision for income taxes at the weighted average rate compared to the Company’s income tax expense as reported is as follows:

	2013 $	2012 $

Net loss	(3,710,289)	(4,083,053)
Tax adjustments	253,944	1,083,395
	(3,456,345)	(2,999,658)

Tax rate	30%	29%

Income tax recovery at statutory rate	(1,044,766)	(873,550)

Valuation allowance	1,044,766	873,550

Provision for income taxes	–	–

Appendix D

Note 10 – Income Taxes (continued)

The significant components of deferred income taxes and assets as at December 31, 2013 are as follows:

	2013 $	2012 $

Net operating losses carried forward	2,466,484	1,583,092

Valuation allowance	(2,466,484)	(1,583,092)

Net deferred income tax asset	–	–

Note 11 – Commitments and Contingencies

a)

Walloon Region Grant

On March 16, 2010, the Company entered into an agreement with the Walloon Region government in Belgium wherein the Walloon Region would fund up to a maximum of $1,442,704 (€1,048,020) to help fund the research endeavors of the Company in the area of colorectal cancer. The Company had received $1,298,434 (€943,218) in respect of approved expenditures as of December 31, 2013. Under the terms of the agreement, the Company is due to repay $432,811 (€314,406) of this amount by installments over the period June 30, 2014 to June 30, 2023. The Company has recorded the balance of $865,623 (€628,812) to other income as there is no obligation to repay this amount. In the event that the Company receives revenue from products or services as defined in the agreement, it is due to pay a 6 percent royalty on such revenue to the Walloon Region. The maximum amount payable to the Walloon Region, in respect of the aggregate of the amount repayable of $432,811 (€314,406) and the 6 percent royalty on revenue, is twice the amount of funding received.

b)

Administrative Support Agreement

On August 6, 2010, the Company entered into an agreement with a related party to rent office space, contract for office support staff, and have consulting services provided on behalf of the Company. The agreement requires the Company to pay $5,700 per month for office space and staff services as well as approximately $17,300 per month in fees for two senior executives. The Company is also required to pay for all reasonable expenses incurred. The contract is in force for 12 months with automatic extensions of 12 months with a 3 month notice required for termination of the contract.

c)

Leases

The Company leases premises and facilities under operating leases with terms ranging from 12 months to 32 months. The annual non-cancelable operating lease payments on these leases are as follows:

2014		$88,203
2015		$2,593
Thereafter	$	Nil

d)

Bonn University Agreement

On July 11, 2012, the Company entered into an agreement with Bonn University, Germany, relating to a program of samples testing. The agreement is for a period of two years commencing June 1, 2012, and the total payments to be made by the Company in accordance with the agreement are $536,874 (€390,000).

e)

Legal Proceedings

There are no legal proceedings which the Company believes will have a material adverse effect on its financial position

Appendix D

Note 12 – Subsequent Events

On February 26, 2014, the Company issued 1,500,000 shares of common stock for a total of $3,000,000 at a price of $2.00 per share. Attached to these share issuances were 1,500,000 warrants, immediately exercisable for a period of five years at $2.20 per share. The warrants were valued using the Black-Scholes Option Pricing model using the following assumptions: Five year term, $2.68 stock price, $2.20 exercise price, 239% volatility, 1.50% risk free rate. The Company has allocated $1,495,012 of the total $3,000,000 in proceeds to the value of the warrants. Fees and expenses to agents in respect of these issuances were $183,086 in cash, 16,667 shares of common stock, and 30,975 warrants, exercisable on the same terms as the foregoing warrants issued for cash subscriptions. The agent warrants were valued at $81,864 on the same basis as above.

On March 26, 2014, the Company issued 99,178 shares of common stock to the subscribers for the 297,500 shares of common stock issued on June 10, 2013 (see Note 8). These additional shares were issued for no additional consideration under the terms of the Private Placement Memorandum because certain subsequent fundraising targets had not been met.

Appendix D

ITEM 9.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

There were no changes in accountants during the years ended December 31, 2013 and December 31, 2012.

ITEM 9A.

CONTROLS AND PROCEDURES.

Disclosure Controls and Procedures

We maintain disclosure controls and procedures, as defined in Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

We carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2013. Based on the evaluation of these disclosure controls and procedures, and in light of the material weaknesses found in our internal controls over financial reporting, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were not effective.

Management’s Report on Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as defined in Exchange Act Rule 13a-15(f). The Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Under the supervision and with the participation of management, including the Chief Executive Officer and Chief Financial Officer, the Company conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013, using the criteria established in “Internal Control - Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO").

A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. In its assessment of the effectiveness of internal control over financial reporting as of December 31, 2013, the Company determined that there were control deficiencies that constituted material weaknesses, as described below.

1.

We do not have an Independent Audit Committee – The Company does not have an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities. The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

2.

We did not maintain appropriate cash controls – As of December 31, 2013, the Company has not maintained sufficient internal controls over financial reporting for the cash process, including failure to segregate cash handling and accounting functions, and did not require dual signature on the Company’s bank accounts.

3.

We did not implement appropriate information technology controls – As at December 31, 2013, the Company retains copies of all financial data and material agreements; however, there is no formal procedure or evidence of normal backup of the Company’s data or off-site storage of the data in the event of theft, misplacement, or loss due to unmitigated factors.

Accordingly, the Company concluded that these control deficiencies resulted in a possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by the Company’s internal controls.

Appendix D

As a result of the material weaknesses described above, management has concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by COSO.

Changes in Internal Control over Financial Reporting

There has been no change in our internal control over financial reporting identified in connection with our evaluation we conducted of the effectiveness of our internal control over financial reporting as of December 31, 2013, that occurred during our fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

This Annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management’s report in this Annual report.

Continuing Remediation Efforts to address deficiencies in Company’s Internal Control over Financial Reporting

Once the Company is engaged in stable business operations and has sufficient personnel and resources available, then our Board of Directors, in particular and in connection with the aforementioned deficiencies, will establish the following remediation measures:

1.

Our Board of Directors will nominate an independent audit committee or a financial expert on our Board of Directors.

2.

We will appoint additional personnel to assist with the preparation of the Company’s monthly financial reporting, including preparation of the monthly bank reconciliations.

ITEM 9B.

OTHER INFORMATION.

None.

PART III

ITEM 10.

DIRECTORS AND EXECUTIVE OFFICERS.

Identification of Directors and Executive Officers

The Company

The following table sets forth the names and ages of the Company’s directors and executive officers as of December 31, 2013. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with the Company	Officer/Director Since
Cameron Reynolds	42	President	October 6, 2011
		Chief Executive Officer	October 6, 2011
		Director	October 6, 2011
Malcolm Lewin	62	Chief Financial Officer	October 6, 2011
		Treasurer	October 6, 2011
Rodney Gerard Rootsaert	42	Secretary	October 6, 2011
Jason Terrell MD	33	Chief Medical Officer Head of US Operations	March 20, 2013
Dr. Martin Faulkes	69	Director	October 6, 2011
Guy Archibald Innes	57	Director	October 6, 2011
Dr. Alan Colman	65	Director	October 6, 2011

Appendix D

Singapore Volition

The following table sets forth the names and ages of Singapore Volition’s directors and executive officers as of December 31, 2013. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with Singapore Volition	Officer/Director Since
Cameron Reynolds	42	Chief Executive Officer	August 5, 2010
		Director	August 5, 2010
Malcolm Lewin	62	Chief Financial Officer	July 15, 2011
Rodney Gerard Rootsaert	42	Administration and Legal Officer	August 6, 2010
Dr. Martin Faulkes	69	Director	August 18, 2010
		Executive Chairman	March 22, 2011
Guy Archibald Innes	57	Director	August 18, 2010
Dr. Alan Colman	65	Director	April 1, 2011

Belgian Volition

The following table sets forth the names and ages of Belgian Volition’s directors and executive officers as of December 31, 2013. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with the Belgian Volition	Officer/Director Since
Cameron Reynolds	42	Director Managing Director	October 27, 2010 January 18, 2012
Rodney Gerard Rootsaert	42	Secretary	October 4, 2010
		Director	October 4, 2010
Dr. Martin Faulkes	69	Director	August 10, 2011
Dr. Jacob Micallef	57	Director	August 10, 2011
Malcolm Lewin	62	Director	August 10, 2011

HyperGenomics Pte Limited

The following table sets forth the names and ages of HyperGenomics Pte Limited’s directors and executive officers as of December 31, 2013. The board of directors has no nominating or compensation committee at this time.

Name	Age	Position with HyperGenomics Pte Limited	Officer/Director Since
Cameron Reynolds	42	Chief Executive Officer	March 7, 2011
		Director	March 7, 2011
Sarah Lee Hwee Hoon	38	Secretary	March 7, 2011
		Director	March 7, 2011

Science Executives

The following table sets forth the names and ages of our Scientific Officers as of December 31, 2013:

Name	Age	Position	Officer Since
Dr. Jacob Micallef	57	Chief Scientific Officer, Belgian Volition	October 11, 2010
Dr. Mark Eccleston	42	Chief Scientific Officer, HyperGenomics Pte Limited	March 7, 2011

Appendix D

Scientific Advisory Board

The following table sets forth the names and ages of the Scientific Advisory Board Members of Singapore Volition as of December 31, 2013:

Name	Age	Position with Singapore Volition	Advisory Board Member Since
Dr. Alan Colman	65	Chairman of Scientific Advisory Board	April 5, 2011
Dr. Robert Weinzierl	51	Scientific Advisory Board Member	April 5, 2011
Dr. Andreas Ladurner	42	Scientific Advisory Board Member	April 5, 2011
Dr. Habib Skaff	36	Scientific Advisory Board Member	April 4, 2011

Term of Office

Each director serves for a term of one year and until his successor is elected at the Annual Shareholders’ Meeting and is qualified, subject to removal by the shareholders. Each officer serves for a term of one year and until his successor is elected at a meeting of the Board of Directors and is qualified.

Identification of Significant Employees

The Company has no full-time or part-time employees.

Our subsidiary, Singapore Volition, has two full-time employees: Charlotte Reynolds, Communications Manager, who is responsible for all communications, such as the Company’s website and news releases, as well as the Company’s branding and visual communications; and Tom Bygott, who is responsible for Sales and Marketing, including the direct sale of the Company’s first research products, and bioinformatics. Singapore Volition has no part-time employees.

Our subsidiary, Belgian Volition, has five full-time employees and one part time employee: laboratory technicians comprising Dr. Marielle Herzog, Muriel Chapelier, Katty Scoubeau, Gaëlle Cuvelier and Eleonore Josseaux are full-time employees; and Maria Dolores Fernandez, who provides administrative services, is a part-time employee.

Our subsidiary, Hypergenomics Pte Limited, has no full-time or part-time employees.

Background and Business Experience

The business experience during the past five years of the person(s) listed above is as follows:

CAMERON REYNOLDS. Cameron Reynolds has over 17 years of entrepreneurial executive experience in the mining and biotechnology sectors. He began his career in 1994 working for Southern China Group, where as regional manager he set up operations in Hong Kong and Yunnan. In 1996 he began working for Integrated Coffee Technologies, a genetically modified coffee company, in a junior management position, where he was responsible for business plan creation, office management, recruitment, and business development. After working for Integrated Coffee Technologies, Mr. Reynolds served as the commercialization director for Probio, Inc., a company that commercialized intellectual property in the animal biotechnology fields including transgenisis and cloning research from the University of Hawaii. Mr. Reynolds held that role from 1998 until 2001, and his main responsibilities were managing all legal and contract issues with the University of Hawaii; implementing patenting strategy; managing all shareholder issues including the merger and its legal and contractual documentation; head office management; budgetary control; team building and recruitment. Between 2002 and 2003, Mr. Reynolds undertook an MBA. From 2004 until 2011, Mr. Reynolds founded and served as Managing Director and Director of Mining House Limited, where he was responsible for identifying potential mining projects, coordinating the preliminary evaluations and securing the financing with a view to listing the companies on AIM, TSX and US OTC. From 2005 until present, Mr. Reynolds has held a number of board directorships including Atlantic Mining PLC; Carbon Mining PLC, Magellan Copper and Gold (Carbon Mining and MCG were both became part of Solfotara Mining and Copper Development Corp on AIM, CDC.L after a vend); KAL Energy Inc. (KALG, OTC), Iofina Natural Gas PLC (IOF, AIM); Canyon Copper Corp. (TSX.V: CNC, OTCBB: CNYC), and Hunter Bay Resources (HBY, TSX-V). Prior to the Share Exchange Agreement, Mr. Reynolds served as Chief Executive Officer and Director of Singapore Volition since August 5, 2010. The Board of Directors appointed Mr. Reynolds as President, Chief Executive Officer and Director of the Company due to his strong experience in management, structuring and strategic planning of start-up companies.

Appendix D

MALCOLM LEWIN. Malcolm Lewin is the Company’s Chief Financial Officer and Treasurer. He has a strong background in finance and accounting both for public and private companies alike. Mr Lewin qualified as a chartered accountant with Coopers & Lybrand in 1976. From 1989 to 2000, Mr. Lewin was a partner of Mercer Lewin, a chartered accounting firm. From 2000 until present, Mr. Lewin has acted for various companies listed on AIM and the TSX-V. In particular, Mr. Lewin acted as the finance director of OMG plc (AIM: OMG), a supplier of motion capture and visual geometry systems, from April 2000 to June 2003. In June 2004, Mr. Lewin was appointed as the finance director of Real Estate Investors Plc (AIM: REI), a property investment company with interests in quality commercial and industrial properties throughout the United Kingdom, and held this position until August 2006. In September 2006, Mr. Lewin was appointed a Director and Chief Financial Officer of Hunter Bay Minerals Plc (TSX-V:HBY), a junior mining company with interests in South America and Canada, and held this position until June 2011. Prior to the Share Exchange Agreement, Mr. Lewin served as Chief Financial Officer of Singapore Volition since July 15, 2011. The Board of Directors believes that Mr. Lewin’s financial and accounting knowledge would be a valuable asset to the Company.

RODNEY GERARD ROOTSAERT. Rodney Rootsaert has over six years of experience in providing corporate, legal and administrative services to start-up companies through Mining House Ltd., of which Mr. Rootsaert has been a director since 2007. From 2007 until 2011, Mr. Rootsaert has served as corporate secretary for several junior mining companies. He was the corporate secretary for Magellan Copper and Gold Plc., from 2007 until 2011, where his duties included maintaining and preparing company documents, accounts and contracts. He also served as corporate secretary for Delta Pacific Mining Plc., from 2007 until present, where he was responsible for ensuring compliance with all relevant statutory and regulatory requirements. Prior to the Share Exchange Agreement, Mr. Rootsaert served as Administration and Legal Officer of Singapore Volition since August 6, 2010. Due to Mr. Rootsaert’s legal background and prior roles as a corporate secretary for small public companies, the Board of Directors believed that he would be a valuable addition to the Company.

JASON TERRELL MD. Dr Terrell has a strong grounding in both medicine and more specifically in diagnostics. He currently owns and operates multiple diagnostic laboratories in Texas within the Any Lab Test Now franchise, a direct access lab testing company, and has also serves as a National Franchise Corporate Medical Director for Any Lab Test Now, giving him oversight of over 70 franchises in 14 states. Since 2011, he has been Medical Director of CDEX Inc, a US listed company developing drug validation technology, serving on the Board since 2013. Dr Terrell was educated at Hardin-Simmons University (Biochemistry), where he graduated Summa cum Laude, receiving the Holland Medal of Honor as the top graduate in the School of Science and Mathematics. He then attended the University of Texas at Houston Medical School and affiliate MD Anderson Cancer Center (Doctor of Medicine). He undertook his General Medicine Internship, and Anatomic and Clinical Pathology residency at Texas Tech University Health Sciences Center. Dr Terrell holds medical licenses in 14 states across the USA.

DR. MARTIN FAULKES. Dr. Martin Faulkes has over 30 years of entrepreneurial and managerial experience as the founder and CEO of several software companies within the United Kingdom and the United States. From 1979 to 1984, Dr. Faulkes was the Founder, President and CEO for Logica Inc., a company providing bespoke software to all industries but mainly banks and communications companies. Dr. Faulkes was responsible for all aspects of the business; namely sales, finance, recruitment, staff management and project control. He then became Managing Director of System Programming Ltd., a company that provides computer programming for systems in business like airlines, utility companies, banks, and insurance, from 1985 to 1987, where he was responsible for all aspects of the business. Dr. Faulkes founded Triad Plc., a computer software development company that provides systems and consultants to the business community, where he was a director from 1987 to 1998, responsible for controlling the company financially. From 1998 until the present day, Dr. Faulkes has focused on charitable activities, as the Founder and Sole Benefactor of the Dill Faulkes Educational Trust, a UK registered charity, where he is Chairman. He also sits on the Board of the Cambridge 800th Anniversary Campaign in the UK. Prior to the Share Exchange Agreement, Dr. Faulkes served as a Director of the Singapore Volition since August 18, 2010 and as Executive Chairman of the Board of Directors of Singapore Volition since March 22, 2011. In light of Dr. Faulkes’ past experience in business development, Dr. Faulkes was appointed as a Director to the Company.

GUY ARCHIBALD INNES. Guy Archibald Innes is a Chartered Accountant and a member of the Institute of Chartered Accountants in England and Wales. Mr. Innes has extensive experience in financing and managing technology companies, which he gained from serving as a non-executive director on the board of companies such as ProBio Inc. from 2000 to 2006, Magellan Copper & Gold Plc. from 2007 to 2010, and Carbon Mining Plc. from 2007 to 2010. While serving as a non-executive director for these companies, Mr. Innes was responsible for the development of corporate strategy and the implementation of financial controls and risk management systems. Prior to holding these directorships, Mr. Innes had a long career in banking and private equity, including advisory roles with Baring Brothers & Co. Limited in London and Paris from 1984 to 1995, where he was involved in executing and advising on national and international mergers & acquisitions, but also IPOs and capital raising; Baring Private Equity Partners Limited in London and Singapore from 1995 to 1997, where he was involved in the setting up, recruiting of managers and capital raising for an Asian media and communications private equity fund; and Quartz Capital Partners Limited from 1997 to 2000, where Mr. Innes served as Head of Corporate Finance and was responsible for managing the corporate finance department and leading the transactions undertaken by Quartz including IPOs, private placements and mergers and acquisitions. Prior to the Share Exchange Agreement, Mr. Innes served as a Director of Singapore Volition since August 18, 2010. The Board of Directors of the Company believed Mr. Innes’ technical, financial and managerial background would be beneficial to the growth of the Company.

Appendix D

DR. ALAN COLMAN. Dr. Alan Colman has extensive experience in the molecular biology field where he has worked in the production of transgenic livestock, somatic nuclear transfer, and human disease models. After a successful university career in the Universities of Oxford, Cambridge, Warwick and Birmingham (where he was Professor of Biochemistry), Dr Colman went into industry. From the late 1980’s until 2002, Dr. Colman was the research director of the company PPL Therapeutics in Edinburgh, UK, where he was responsible for leading PPL’s research program strategy, also playing a role in PPL’s financing rounds, culminating in its listing on the London Stock Exchange. This company attracted considerable media attention because of their participation in the technique of somatic nuclear transfer that led to the world’s first cloned sheep, Dolly, in 1996. From 2002 to 2007, Dr. Colman was Chief Scientific Officer and then CEO for the Singaporean human embryonic stem cell company, ES Cell International. Dr. Colman is currently the Executive Director of the Singapore Stem Cell Consortium, a position he has held since 2007. From 2008 to 2009, Dr. Colman was also concurrently Professor of Regenerative Medicine at King’s College, London, UK. His current interest is the development of human disease models using induced pluripotent stem cells. Prior to the Share Exchange Agreement, Dr. Colman served as a Director of Singapore Volition since April 1, 2011 and as Chairman of the Scientific Advisory Board of Singapore Volition since April 5, 2011. Dr. Colman was appointed as a Director of the Company and a member of the Scientific Advisory Board on account of his work in biochemistry, stem cell research and pathology.

DR. JACOB MICALLEF. Dr. Jacob Micallef has 20 years of experience in research and development and in the management of early stage biotechnical companies, including the manufacture of biotechnology products and the establishment of manufacturing operations. Dr. Micallef gained this experience while working for the World Health Organization (“WHO”) over a 10-year period from 1985. While working for the WHO, Dr. Micallef developed new diagnostic products in the areas of reproductive health and cancer. In 1990 he commenced development of a new diagnostic technology platform for WHO which was launched in 1992 and supported 13 tests. Dr. Micallef also initiated and implemented in-house manufacture (previously outsourced to Abbott Diagnostics Inc) and world-wide distribution of these products for WHO. In 1990, he started a “not-for-profit” WHO company, Immunometrics Ltd., which marketed and distributed those diagnostic products worldwide. In 1999 Dr. Micallef studied for an MBA and went on to co-found Gene Expression Technologies in 2001 where he successfully led the development of the chemistry of the GeneICE technology and implemented the manufacture of GeneICE molecules. He also played a major role in business development and procured a GeneICE contract with Bayer Pharmaceuticals. From 2004 to 2007, he taught "science and enterprise" to science research workers from four universities at CASS Business School before joining Cronos Therapeutics in 2004. In 2006 Cronos was listed in the UK on AIM, becoming ValiRX. Dr. Micallef continued to work as Technical Officer for ValiRX, where he in-licensed the Hypergenomics and Nucleosomics technologies and co-founded ValiBio SA., which is now Belgian Volition SA, a subsidiary of Singapore Volition. Prior to the Share Exchange Agreement, Dr. Micallef served as a Science Executive Officer of Belgian Volition since October 11, 2010 but was not otherwise involved with Singapore Volition. The Board of Directors believed that Dr. Micallef’s prior work with Belgian Volition in the development of diagnostic products would continue to be an asset to the Company in his role as Chief Scientific Officer of the Company’s subsidiary, Belgian Volition.

SARAH LEE HWEE HOON. Sarah Lee Hwee Hoon has more than ten years experience in corporate accounting and the provision of audit, taxation, finance and corporate secretarial services. Ms. Lee graduated from the Association of Accounting Technicians (Singapore) in 1996 and from the University of Bedfordshire with a Bachelor (Honors) Degree in Accounting in 2010. From 2007 to 2012, Ms. Lee has served as company secretary and regional accountant of PB Commodities Pte Ltd (“PB Commodities”) where her duties include providing administrative services, maintaining and preparing company accounts and ensuring compliance with all Singaporean regulatory requirements under the Companies Act and Singapore Finance Reporting Standards. Through PB Commodities, Ms. Lee also provides administrative, accounting and corporate secretarial services to several other junior mining companies in Singapore. Prior to the Share Exchange Agreement, Miss Lee served as a Secretary and Director of Hypergenomics Pte. Limited since March 7, 2011 but was not otherwise involved with Singapore Volition. She was appointed to these positions due to her past accounting and corporate experience.

DR. MARK ECCLESTON. Dr. Mark Eccleston is a biotechnology entrepreneur with over 18 years of experience in the sector, both in academia and in industry. From 2008 to 2009, Dr. Eccleston held a program management position at ValiRX Plc., where he ran multiple epigenetics-based diagnostic and therapeutics programs. Dr. Eccleston has also held various other roles in business and industry including: CEO of Vivamer Ltd. in 2002, a company spun out from Cambridge University where he was responsible for commercialization of drug delivery and imaging technologies based on extensive work in this area during his academic career; and Chief Scientific Officer then consultant to Cambridge Applied Polymers from 2005 to 2008, where he devised and managed multiple high value consultancy projects for clients including Cadburys, Kellogg’s, Reckitt Benckiser, Proctor and Gamble, and Umbro as well as a Spanish company specializing in non woven (polymeric) fabric, Tesalca. In 2010, Dr. Eccleston founded OncoLytika, which focuses on opportunity recognition and product/process innovation within start-ups as well as established companies, where his main responsibilities are advising companies on business development and preclinical project management. Prior to the Share Exchange Agreement, Dr. Eccleston served as a Science Executive Officer of HyperGenomics Pte Limited since March 7, 2011 but was not otherwise involved with Singapore Volition. In light of Dr. Eccleston’s past work in biotechnology, epigenetics and diagnostics, Dr. Eccleston was appointed as a Chief Scientific Officer of the Company’s subsidiary HyperGenomics Pte Limited.

Appendix D

DR. ROBERT WEINZIERL. Dr. Robert Weinzierl is a member of our Scientific Advisory Board. He is a Reader in Molecular Biology at Imperial College London, and is the inventor of the HyperGenomics® technology, that the Company is in the process of further developing. Dr. Weinzierl joined Imperial College as a lecturer in 1994, where his key responsibilities were research and teaching, combined with various administrative tasks. He was promoted to his current position 'Reader in Molecular Biology' in 2009. Dr. Weinzierl heads a research group focusing on gene expression mechanisms, with special emphasis on the structure and function of the basal transcriptional machinery. Dr. Weinzierl began his PhD in 1983 at the European Molecular Biology Laboratory and completed it at the University of Cambridge (Akam/White Laboratories). The focus of his PhD project was the function of homeotic genes (especially Ultrabithorax) during embryonic development, and he completed his thesis in 1988. He went on to spend four years as a postdoc at UC Berkeley (Tjian Laboratory). Dr. Weinzierl’s research efforts focused on the structure and function of the basal transcriptional machineries in archaea and eukaryotes, with a special emphasis on the molecular mechanisms of RNA polymerases. In 2011, Dr. Weinzierl’s laboratory at Imperial College successfully developed a range of novel methods in the field of gene expression, including in-vitro assembly of protein complexes from recombinant subunits and implementation of robotic methods for high-throughput molecular biology. Prior to the Share Exchange Agreement, Dr. Weinzierl served as a Scientific Advisory Board Member of Singapore Volition since April 5, 2011. As the inventor of the HyperGenomics® technology, Dr. Weinzierl’s appointment to the Scientific Advisory Board is pivotal to the development of future HyperGenomics® products.

DR. ANDREAS LADURNER. Dr. Andreas Ladurner has a strong educational background and years of laboratory experience in the fields of biochemistry, biology, cancer research, genomics and several others. Whilst awaiting the award of his doctorate from the University of Cambridge between 1998 and 2000, Dr. Ladurner was awarded the Wellcome Trust International Traveling Prize research fellowship. He was appointed Research Associate at the Howard Hughes Medical Institute at the University of California Berkeley, from 2000 until 2002, then was an editor at Nature Publishing Group in New York, from 2002 until 2003. Dr. Ladurner was named group leader in the Genome Biology Unit of the European Molecular Biology Laboratory in Heidelberg in 2003, where he undertook scientific research in the area of novel epigenetic and stress-mediated signaling networks in human cells. During this period, he discovered the histone variant technology, which is an integral part of the NucleosomicsTM products which the Company is in the process of developing. In 2010, Dr. Ladurner was named Chair of Physiological Chemistry in the Faculty of Medicine at the University of Munich, and continues his work at EMBL as a visiting member. Prior to the Share Exchange Agreement, Dr. Ladurner served as a Scientific Advisory Board Member of Singapore Volition since April 5, 2011. Dr. Ladurner’s extensive laboratory work in nucleosome research and genomics will make him a valuable member of the Scientific Advisory Board.

DR. HABIB SKAFF. Dr. Habib Skaff is a synthetic chemist specializing in the area of nanotechnology; his doctoral studies focused on the design of organic and polymeric ligands for the encapsulation of semiconductor nanoparticles and modification of the physical, optical, electronic, and assembly properties of the nanoparticles. Since 2001, Dr. Skaff has co-authored 11 peer-reviewed scientific papers and is a co-inventor on 18 pending or issued patents in the fields of chemistry, nanotechnology, and biotechnology. He co-founded Intezyne Technologies in 2004 and serves as that company’s Chief Executive Officer, where he is responsible for establishing and implementing strategic planning for the future. Dr. Skaff works closely with the Chief Scientific Officer to develop and implement Intezyne’s intellectual property strategy as well as establish alliances with potential partners. He also leads Intezyne’s fundraising through debt and equity financing and works closely with the CFO in this capacity. He is also President, and Chairman of the Board of Directors of Intezyne. Dr. Skaff has served as the Chairman of Skaff Corporation of America since 1999, where he guides strategic planning but is not involved in day-to-day operations. Prior to the Share Exchange Agreement, Dr. Skaff served as a Scientific Advisory Board Member of Singapore Volition since April 4, 2011. Dr. Skaff was appointed to serve as a member of the Scientific Advisory Board because of his extensive scholarly work and inventions in the fields of chemistry and biotechnology.

CHARLOTTE REYNOLDS. After graduating from the University of Edinburgh in 2007 with a Bachelor of Laws with joint honors in Law and Politics, Mrs. Reynolds undertook internships at two public affairs/lobbying agencies in London: AS Biss (Now M:Communications) and Bell Pottinger Public Affairs; where her responsibilities included the preparation of briefing notes for clients on a range of topics, media and political monitoring, and stakeholder identification and mapping. From 2008 until 2009 she was an Account Executive at PR consultancy Kysen PR, during which time she completed a Diploma in Marketing with the Chartered Institute of Marketing. At Kysen, her key responsibilities included achieving editorial placement for clients in national, trade and broadcast publications, as well as preparing press releases and arranging journalist briefings. In 2010, Mrs. Reynolds worked as a Public Relations Executive for the international law firm White & Case LLP, where she was responsible for the Firm's European PR program, working with both the UK press and English -speaking press throughout the EMEA region, managing day-to-day press enquiries as well as generating press coverage via press releases and thought-leadership interviews and articles. Mrs. Reynolds joined Singapore Volition at the end of 2010.

Appendix D

TOM BYGOTT. Tom Bygott started his career in November 1994 with the Australian electronics company AWA as a business analyst conducting reviews of their Traffic division and electronics factory. Mr. Bygott later became a Marketing Executive for AWA’s Aerospace division selling and marketing electronic equipment in the air traffic industry until May 1997. In July 1998, Mr. Bygott joined Geneva Technology in the UK, a Cambridge start-up company that developed billing software for telecommunications providers. Mr. Bygott was responsible for the market positioning, collateral, messages, strategy, competitive positioning and pricing of Geneva until March 2001, when Geneva was acquired by Convergys. Following Convergys' acquisition of Geneva, Mr. Bygott was Product Marketing Manager for Europe at Convergys until September 2004. In September 2004, Mr. Bygott began his studies at Corpus Christi College in Cambridge and in 2005 was awarded an MPhil in computational biology before joining the Wellcome Trust Sanger Institute in June 2005, first as a bioinformatician specializing in genome assembly and then as Project Manager for a re-sequencing project for malaria parasites. In May 2008, he left the Sanger Institute and joined Active Motif, a leading supplier of epigenetics research kits, where he was the Sales and Marketing Manager, Europe for their TimeLogic division, and was responsible for selling specialized hardware to accelerate bioinformatics algorithms at research institutes, biotech companies and universities throughout Europe. Mr. Bygott left Active Motif in January 2011. From 2009 until the present, Mr. Bygott has sat as a Cabinet member for IT and Communications, where he has led a series of technology improvements for a UK local authority, the South Cambridgeshire District Council. From July 2012 to the present, Mr. Bygott has also been a member of the Board of Governors of Cambridge University Hospitals NHS Trust, which operates Addenbrooke’s Hospital in Cambridge. Mr. Bygott joined Singapore Volition in September 2012, but was not otherwise involved with Singapore Volition prior to the Share Exchange Agreement.

DR. MARIELLE HERZOG. Dr. Marielle Herzog has seven years of experience in epigenetics academic research. During a four year period from 2003 to 2007, Dr. Herzog performed her PhD thesis at the Institute of Genetics and Molecular and Cellular Biology (IGBMC), Strasbourg, France, one of the leading European centers of biomedical research. Her work, conducted in the laboratory of Epigenome plasticity, under the supervision of Dr. R. Losson, concerned the role of the interaction between a transcriptional cofactor (TIF1b) and the heterochromatin protein 1 defined by knock-in mutation in a cellular model and in mice. In 2008, Dr. Herzog joined the laboratory of Cancer Epigenetics of Dr. F. Fuchs at the Faculty of Medicine, Free University of Brussels, as a researcher, where she managed different projects based on the study of epigenetics modifications (methylated DNA, post-translational histone modifications) and epigenetics enzymes in different cellular context. Her work led to publications in international scientific journals and to her participation at several international congresses. Dr. Herzog joined Belgian Volition in May 2011, but was not otherwise involved with Singapore Volition prior to the Share Exchange Agreement.

MURIEL CHAPELIER. Muriel Chapelier has seventeen years experience in fundamental research and development, as a research associate. Mrs. Chapelier gained her experience first in a fundamental Research Laboratory at the University Hospital of Sart-Tilman (Liège), over an eight year period from 1994 until 2002 where she worked in a leukemia screening project and in fundamental research project, in PhD collaboration, using molecular biology technics. The laboratory is now a competence center for leukemia screening and she was included in publications of the PhD. In 2002, Mrs. Chapelier started working within Eppendorf Array Technologies in Namur, for the development of gene expression and protein microarrays and other new technologies. Some gene expression kits were launched on the market and a Signal Chip Human Cytokine kit was in validation during her tenure. In September 2007, Mrs. Chapelier went to Antwerp to undertake a degree in tropical medicine and international health, at the Institute of Tropical Medicine. She returned to Eppendorf in 2008 to continue the development of microarrays. She joined Belgian Volition in May 2011, but was not otherwise involved with Singapore Volition prior to the Share Exchange Agreement.

KATTY SCOUBEAU. Katty Scoubeau is a research technician for Belgian Volition. Mrs. Scoubeau graduated in chemistry and biotechnology in 1994 from the UCL Institute Paul Lambin. From 2003 until 2007, Mrs. Scoubeau taught science and mathematics at a secondary school. In 2007, she undertook training in biotechnology in the association in vivo in Nivelles. From 2010 until 2011, Mrs. Scoubeau was committed to the medical faculty of the University of Namur as a lab technician in the unit of physiological biochemistry, where she participated in the preparation of student assignments and research. She joined Belgian Volition in August 2011, but was not otherwise involved with Singapore Volition prior to the Share Exchange Agreement.

GAËLLE CUVELIER. Gaëlle Cuvelier graduated from the University of Namur (FUNDP) in 2002 with a Master in Molecular and Cell biology. In September 2006 Gaëlle commenced a Diplôme d’Etudes Spécialisées (DES), an additional year which gained Gaëlle experience in the Biotechnology industry. During this year, she worked for two months in the Medical faculty of the University of Namur (URPhyM) and, between January and June 2007 she worked in the R&D department of Celonic Gmbh in Juelich, Germany, on a protein production project based on cell culture and immunoassays. Between October 2007 and November 2011, Gaëlle worked as research scientist within the Innovation department of Eppendorf Array Technologies on the development of an automated technology platform based on microarrays and enabling the rapid diagnostic of nosocomial diseases. In April 2012, Gaëlle commenced a 2-month training program in Clinical Studies in Cefochim, Seneffe. Gaëlle joined Belgian Volition in July 2012 as a research technician, but was not otherwise involved with Singapore Volition prior to the Share Exchange Agreement.

Appendix D

ELEONORE JOSSEAUX. Eleonore Josseaux graduated from Paris VII University with a Master in Genetics. During her course she did training in research laboratories in France, the USA and Sweden. In 2007, she joined the laboratory of Cancer Epigenetics of Dr F Fuks at the Faculty of Medicine in the Free University of Brussels, where she worked on various projects based on the study of epigenetics modifications (methylated DNA, post-translational histone modifications) and epigenetics enzymes in different cellular contexts. Eleonore joined Belgian Volition in January 2013, but was not otherwise involved with Singapore Volition prior to the Share Exchange Agreement.

MARIA DOLORES FERNANDEZ. Maria Dolores Fernandez graduated from the Université Lyon III, Lyon France in 1987 with a master in Economics and Social Administration. From October 2004 to March 2005, Mrs. Fernandez worked as an assistant in the purchase department for Helio Charleroi, a Belgian company that engages in printing magazines, mail order catalogues and advertising brochures, where she was responsible for handling daily orders and deliveries. From May 2005 to June 2005, she worked as an assistant office manager for Cenaero, a Belgian company that operates as a technology research center. Subsequently, Mrs. Fernandez moved to Chicago and taught preschool at a Montessori school from 2006 to 2010. Additionally, Mrs. Fernandez taught French for Berlitz Language Center from September 2009 to May 2010 and CLL Language Center from November 2010 to April 2011. From April 2011 to October 2011, she served as a Human Resources advisor within the training department at Glaxo Smith Kline. Mrs. Fernandez joined Belgian Volition in December 2011, but was not otherwise involved with Singapore Volition prior to the Share Exchange Agreement.

Family Relationship

We currently do not have any officers or directors of our Company who are related to each other.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company, Singapore Volition or its subsidiaries, has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

Appendix D

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

The Company does not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities. The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

The Company intends to establish an audit committee of the Board of Directors, which will consist of independent directors. The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Code of Ethics

We have adopted a Code of Ethics (the “Code”) that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. A written copy of the Code is available on written request to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2013, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2013, and the representations made by the reporting persons to us, we believe that during the year ended December 31, 2013, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities have complied with all Section 16(a) filing requirements.

Appendix D

ITEM 11.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to the executive officers of the Company, Singapore Volition and its subsidiaries for the fiscal years ended December 31, 2013 and 2012. Unless otherwise specified, the term of each executive officer is that as set forth under that section of Item 10 Directors and Executive Officers entitled, “Term of Office”.

Name and Principal Position	Year Ended 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cameron Reynolds(2) President, CEO and Director of the Company; CEO and Director of Singapore Volition; Managing Director of Belgian Volition; and CEO and Director of Hypergenomics Pte Limited	2012	-0-	-0-	-0-	86,540	-0-	-0-	132,000	218,540
	2013	-0-	-0-	-0-	31,314	-0-	-0-	132,000	163,314
Dr Jacob Micallef(3)	2012	-0-	-0-	-0-	239,540	-0-	-0-	104,266	343,806
Chief Scientific Officer and Director of Belgian Volition	2013	-0-	-0-	-0-	31,314	-0-	-0-	102,470	133,784
Dr Mark Eccleston(4)	2012	-0-	-0-	-0-	239,540	-0-	-0-	105,042	344,582
Chief Scientific Officer of Hypergenomics Pte Limited	2013	-0-	-0-	-0-	31,314	-0-	-0-	100,457	131,771
Malcolm Lewin(5) CFO and Treasurer of the Company, CFO of Singapore Volition and Director of Belgian Volition	2012	-0-	-0-	-0-	43,270	-0-	-0-	69,000	112,270
	2013	-0-	-0-	-0-	15,658	-0-	-0-	78,000	93,658
Rodney Gerard Rootsaert (6) Secretary of the Company, Administration and Legal Officer of Singapore Volition and Secretary and Director of Belgian Volition	2012	-0-	-0-	-0-	43,270	-0-	-0-	85,800	129,070
	2013	-0-	-0-	-0-	15,658	-0-	-0-	85,600	101,258
Jason Terrell (7) Chief Medical Officer and Head of US Operations	2012 2013	-0- -0-	-0- -0-	-0- -0-	-0- 198,560	-0- -0-	-0- -0-	-0- -0-	-0- 198,560

(1)

All Option Awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)

Cameron Reynolds is currently the President, CEO and a Director of the Company, the CEO and a Director of Singapore Volition, the Managing Director of Belgian Volition and the CEO and a Director of Hypergenomics Pte Limited. There are no employment agreements by and between Cameron Reynolds and the Company, Singapore Volition, Belgian Volition or Hypergenomics Pte Limited. Cameron Reynolds receives no compensation in exchange for his services as an executive officer of the Company, Singapore Volition or Hypergenomics Pte Limited.

Appendix D

Cameron Reynolds receives compensation pursuant to an agreement (the “Agreement”) dated August 6, 2010, entered into by and between Singapore Volition and PB Commodities Pte Limited (“PB Commodities”). The Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan. The term of the Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. As part of the Agreement, Singapore Volition shall pay consultancy fees each month to PB Commodities for the services of Cameron Reynolds (see the following paragraph regarding Mr. Reynolds’ Employment Agreement with PB Commodities). For the years ended December 31, 2013 and 2012, PB Commodities received $132,000 USD and $132,000 USD, respectively, from Singapore Volition for the services of Mr. Reynolds, pursuant to the Agreement. A true and correct copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Cameron Reynolds receives compensation from PB Commodities, as described in the previous paragraph, pursuant to an Employment Agreement (the “Employment Agreement”) dated September 4, 2010, in exchange for serving as an executive officer of PB Commodities and performing consulting services on its behalf. The term of the Employment Agreement is twelve (12) months, which shall be automatically extended for additional terms of twelve (12) months. Under the Employment Agreement, Mr. Reynolds only performs consulting services to Singapore Volition (see previous paragraph). In exchange for these services, Mr. Reynolds shall receive $8,000 USD per month from PB Commodities. For the years ended December 31, 2013 and 2012, Mr. Reynolds received $132,000 USD and $132,000 USD, respectively, pursuant to the Employment Agreement. Mr. Reynolds also receives a housing allowance of $3,000 USD per month, which commenced on July 1, 2011. For the years ended December 31, 2013 and 2012, Mr. Reynolds received $36,000 USD and $36,000 USD, respectively, as a housing allowance which is included in the figures of $132,000 USD and $132,000 USD as compensation received by Mr. Reynolds for the years ended December 31, 2013 and 2012, respectively. A copy of the Employment Agreement was filed as Exhibit 10.24 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Cameron Reynolds was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Mr. Reynolds using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively. None of the options which have vested have been exercised.

(3)

Dr Jacob Micallef is currently the Chief Scientific Officer and a Director of Belgian Volition. There are no employment agreements by and between Dr Micallef and Belgian Volition.

Dr Micallef receives compensation pursuant to a consultancy agreement (the “Agreement”) dated January 1, 2011, entered into by and between Belgian Volition (“Volition”) and Borlaug Limited (“Borlaug”). Under the terms of the Agreement Borlaug will make available to Volition the services of Dr Micallef to 1) manage Volition’s Intellectual Property portfolio and file new patents as required by Volition, 2) provide Project Management for Volition’s diagnostic development programs, and 3) identify and pursue business development opportunities for Volition. The Agreement commenced effective January 1, 2011, and continues until terminated by not less than four weeks’ written notice by either party, or as otherwise provided in the Agreement. In exchange for such services Volition is to pay Borlaug a monthly fee of £5,467 GBP ($7,200 USD). For the years ended December 31, 2013 and 2012, Borlaug received £65,604 GBP ($102,470 USD) and £65,604 GBP ($104,200 USD), respectively. A copy of the Agreement was filed as Exhibit 10.17 to our Annual Report on Form 10-K filed with the SEC on April 1, 2013 and is incorporated herein by reference.

Appendix D

On November 25, 2011 (the “Grant Date”) Dr Micallef was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Borlaug. Dr. Micallef is a controlling director of Borlaug Limited and has voting and dispositive control over common shares of the Company held by Borlaug and shares issuable to Borlaug upon the exercise of stock purchase options and stock purchase warrants.

Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Borlaug using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively. None of the options which have vested have been exercised.

On December 3, 2012 (the “Grant Date”) Borlaug was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Borlaug using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $3.15 USD; expected term of 3 years; exercise price of $3.01 USD; a risk free interest rate of 0.34%, a dividend yield of 0% and volatility of 251%. None of these options have been exercised.

(4)

Dr Mark Eccleston is currently the Chief Scientific Officer of Hypergenomics Pte Limited. There are no employment agreements by and between Dr Eccleston and Hypergenomics Pte Limited.

Dr Eccleston receives compensation pursuant to a Consultancy Services Agreement (the “Agreement”) dated October 1, 2010, entered into by and between Singapore Volition Pte (“Volition”) and Oncolytika Limited (“Oncolytika”). Under the terms of the Agreement Oncolytika, which is represented by Dr Eccleston, will 1) provide project management for Volition’s diagnostic development programs, and 2) identify and pursue business development opportunities for the Volition group and its Nucleosomics and Hypergenomics technologies. The Agreement commenced effective October 1, 2010, and continues until terminated by one month’s written notice by either party, or by a material breach of the Agreement. In exchange for such services Volition is to pay Oncolytika a monthly fee of £5,300 GBP ($7,000 USD). For the years ended December 31, 2013 and 2012, Oncolytika received £63,600 GBP ($100,457 USD) and £66,350 GBP ($105,042 USD), respectively. A copy of the Agreement was filed as Exhibit 10.14 to our Annual Report on Form 10-K filed with the SEC on April 1, 2013 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Dr Eccleston was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Oncolytika. Dr. Eccleston is a controlling director of Oncolytika Limited and has voting and dispositive control over common shares of the Company held by Oncolytika and shares issuable to Oncolytika upon the exercise of stock purchase options and stock purchase warrants. Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Oncolytika using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively. None of the options which have vested have been exercised.

Appendix D

On December 3, 2012 (the “Grant Date”) Oncolytika was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Oncolytika using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $3.15 USD; expected term of 3 years; exercise price of $3.01 USD; a risk free interest rate of 0.34%, a dividend yield of 0% and volatility of 251%. None of these options have been exercised.

(5)

Malcolm Lewin is currently the CFO and Treasurer of the Company, the CFO of Singapore Volition and a Director of Belgian Volition. There are no employment agreements by and between Malcolm Lewin and the Company or Singapore Volition. Malcolm Lewin receives no compensation in exchange for his services as an executive officer of the Company.

Malcolm Lewin receives compensation in exchange for his services as an executive officer of Singapore Volition per the Consultancy Agreement (“Consultancy Agreement”) entered into by and between Singapore Volition and Mr. Malcolm Lewin dated July 10, 2011, pursuant to which Mr. Lewin shall serve as Chief Financial Officer of Singapore Volition and to devote at least twelve (12) days per month to carry out the duties as Chief Financial Officer. According to the Consultancy Agreement, Mr. Lewin’s term as Chief Financial Officer shall commence on July 15, 2011 and terminate upon Mr. Lewin’s resignation or commitment of a material breach of the Consultancy Agreement or upon written notice by either party. In exchange for such services, Singapore Volition paid Mr. Lewin a monthly fee of $5,000 USD for the period from January 1, 2012 to June 30, 2012 and a monthly fee of $6,500 USD for the period from July 1, 2012 to December 31, 2013. For the years ended December 31, 2013 and 2012, Mr. Lewin received $78,000 USD and $69,000 USD, respectively, pursuant to the Consultancy Agreement. A copy of the Consultancy Agreement was filed as Exhibit 10.18 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Malcolm Lewin was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Mr. Lewin using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013, and 2011 40,000 and 20,000 of these options have vested, respectively. None of the options which have vested have been exercised.

(6)

Rodney Gerard Rootsaert is currently the Secretary of the Company, the Administration and Legal Officer of Singapore Volition and the Secretary and a Director of Belgian Volition. There are no employment agreements by and between Rodney Gerard Rootsaert and the Company, Singapore Volition or Belgian Volition. Rodney Gerard Rootsaert receives no compensation in exchange for his services as an executive officer of the Company, Singapore Volition or Belgian Volition.

Rodney Gerard Rootsaert receives compensation pursuant to an agreement (the “Agreement”) dated August 6, 2010, entered into by and between Singapore Volition and PB Commodities Pte Limited (“PB Commodities”). The Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan. The term of the Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. As part of the Agreement, Singapore Volition shall pay consultancy fees each month to PB Commodities for the services of Rodney Rootsaert (see the following paragraph regarding Mr. Rootsaert’s Employment Agreement with PB Commodities). For the years ended December 31, 2013 and 2012, PB Commodities received $72,000 USD and $72,000 USD, respectively, from Singapore Volition for the services of Mr. Rootsaert, pursuant to the Agreement. A true and correct copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Appendix D

Rodney Rootsaert receives compensation from PB Commodities, as described in the previous paragraph, pursuant to an Employment Agreement (the “Employment Agreement”) dated September 4, 2010, in exchange for serving as an executive officer of PB Commodities and performing consulting services on its behalf. The term of the Employment Agreement is twelve (12) months, which shall be automatically extended for additional terms of twelve (12) months. Under the Employment Agreement, Mr. Rootsaert only performs consulting services to Singapore Volition (see previous paragraph). In exchange for these services, Mr. Rootsaert shall receive $6,000 USD per month from PB Commodities. For the years ended December 31, 2013 and 2012, Mr. Rootsaert received $72,000 USD and $72,000 USD, respectively, pursuant to the Employment Agreement. A copy of the Employment Agreement was filed as Exhibit 10.25 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

Mining House Limited (“Mining House”) provides consultancy and office support services to Singapore Volition for £1,450 GBP ($2,300 USD) per month commencing on November 1, 2010; additionally, Singapore Volition is required to pay for all reasonable expenses incurred by Mining House in providing these services. For the year ended December 31, 2013, Singapore Volition paid approximately £26,000 GBP ($40,050 USD) to Mining House split between £17,400 GBP ($27,200 USD) for consultancy and office support services and £8,600 GBP ($12,850 USD) for expenses. For the year ended December 31, 2012, Singapore Volition paid approximately £21,400 GBP ($33,700 USD) to Mining House split between £17,400 GBP ($27,700 USD) for consultancy and office support services and £4,000 GBP ($6,000 USD) for expenses. By reason of his directorship of Mining House, Mr. Rootsaert is deemed to have received compensation in the form of one half (1/2) of the consultancy and office support services received by Mining House, along with Mr. Laith Reynolds for the years ended December 31, 2013 and December 31, 2012. For the years ended December 31, 2013 and 2012, Mr. Rootsaert is deemed to have received £8,700 GBP ($13,600 USD) and £8,700 GBP ($13,800 USD), respectively, from Mining House. There is no written agreement by and between Mining House and Singapore Volition setting forth the terms of this arrangement.

On November 25, 2011 (the “Grant Date”) Rodney Rootsaert was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Mr. Rootsaert using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 40,000 and 20,000 of these options have vested, respectively. None of the options which have vested have been exercised.

(7)

Jason Terrell is currently the Chief Medical Officer of the Company and Head of US Operations. There are no employment agreements by and between Jason Terrell and the Company. Jason Terrell receives no compensation in exchange for his services as an executive officer of the Company.

Jason Terrell receives compensation for services to the Company through a warrant agreement entered into as of March 20, 2013. Under the terms of the warrant he is entitled to subscribe for 200,000 shares of common stock at an exercise price of $2.47. The warrants are to expire three years after vesting. 25,000 warrants vested immediately on March 20, 2013. 25,000 warrants are to vest on the date of the Company signing an agreement to commence a clinical trial of the Company’s proprietary screening kits and devices for the detection of certain diseases in the USA. A further 25,000 warrants are to vest upon the Company signing a second US clinical trial agreement. 50,000 warrants are to vest on the date the Company receives approval from the United States’ Food and Drug Administration for the sale and distribution in the USA of its first proprietary screening kit or device for the detection of a certain disease. A further 50,000 warrants are to vest upon the receipt of FDA approval for the sale and distribution in the USA of its second proprietary screening kit or device for the detection of a certain disease that is different from the first proprietary screening kit. 25,000 warrants are to vest on the date of the Company signing an agreement with a laboratory/group certified through the Clinical Laboratory Improvement Amendments (CLIA) for the use of the Company’s proprietary screening kits and devices for the detection of certain diseases in humans in the USA.

Appendix D

The Company has calculated the fair market value of the 25,000 warrants that vested immediately at $57,046 using the Black Scholes Option Pricing Model using the following assumptions: three year term, $2.48 stock price, $2.47 exercise price, 253% volatility, 0.38% risk free rate. The Company carried out a remeasurement of the 175,000 unvested warrants as at December 31, 2013 in accordance with ASC 505. The Company estimated that the vesting of these warrants will take place over the three years to December 31, 2016. The unvested warrants were remeasured at $417,625 using the Black-Scholes Option Pricing model using the following assumptions: three-year term, $2.48 stock price, $2.47 exercise price, 239% volatility, 0.78% risk free rate. None of the options which have vested have been exercised.

Narrative Disclosure to Summary Compensation Table

As at December 31, 2013 and 2012, neither the Company, Singapore Volition or its subsidiaries, had any compensatory plans or arrangements, including payments to be received from the Company, Singapore Volition or its subsidiaries with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, Singapore Volition or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company, Singapore Volition or its subsidiaries.

Outstanding Equity Awards

The following table sets forth the outstanding equity awards for the executive officers of the Company, Singapore Volition and its subsidiaries for the fiscal year ended December 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) exercisable	: Number of Securities Underlying Unexercised Options (#) unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Cameron Reynolds(1)	20,000 20,000 20,000 20,000 -0- -0-	-0- -0 -0- -0- -0- -0-	-0- -0- -0- -0- 20,000 20,000	$3.00 $3.00 $4.00 $4.00 $5.00 $5.00	May 25, 2015 Nov 25, 2015 May 25, 2016 Nov 25, 2016 May 25, 2017 Nov 25, 2017	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0-

Appendix D

Dr Jacob Micallef(2)	20,000 20,000 50,000 20,000 20,000 -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- 20,000 20,000	$3.00 $3.00 $3.01 $4.00 $4.00 $5.00 $5.00	May 25,2015 Nov 25, 2015 Dec 3, 2015 May 25, 2016 Nov 25, 2016 May 25, 2017 Nov 25, 2017	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-
Dr Mark Eccleston(3)	20,000 20,000 50,000 20,000 20,000 -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- 20,000 20,000	$3.00 $3.00 $3.01 $4.00 $4.00 $5.00 $5.00	May 25,2015 Nov 25, 2015 Dec 3, 2015 May 25, 2016 Nov 25, 2016 May 25, 2017 Nov 25, 2017	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0- -0-
Malcolm Lewin(4)	10,000 10,000 10,000 10,000 -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- 10,000 10,000	$3.00 $3.00 $4.00 $4.00 $5.00 $5.00	May 25, 2015 Nov 25, 2015 May 25, 2016 Nov 25, 2016 May 25, 2017 Nov 25, 2017	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-
Rodney G. Rootsaert(5)	10,000 10,000 10,000 10,000 -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- 10,000 10,000	$3.00 $3.00 $4.00 $4.00 $5.00 $5.00	May 25, 2015 Nov 25, 2015 May 25, 2016 Nov 25, 2016 May 25, 2017 Nov 25, 2017	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-
Jason Terrell(6)	25,000 -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- 25,000 25,000 25,000 50,000 50,000	$2.47 $2.47 $2.47 $2.47 $2.47 $2.47	Mar 20, 2016 Jun 20, 2017* Dec 20, 2017* Sep 20, 2018* Dec 20, 2018* Dec 20, 2019*	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-	-0- -0- -0- -0- -0- -0-

* Estimates only. See note (6).

Appendix D

(1)

On November 25, 2011 (the “Grant Date”) Cameron Reynolds was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively.

(2)

On November 25, 2011 (the “Grant Date”) Dr Micallef was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Borlaug. Dr. Micallef is a controlling director of Borlaug Limited and has voting and dispositive control over common shares of the Company held by Borlaug and shares issuable to Borlaug upon the exercise of stock purchase options and stock purchase warrants. Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively.

On December 3, 2012 (the “Grant Date”) Borlaug was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest.

(3)

On November 25, 2011 (the “Grant Date”) Dr Eccleston was granted an option to purchase 120,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). This option has subsequently been assigned to Oncolytika. Dr. Eccleston is a controlling director of Oncolytika Limited and has voting and dispositive control over common shares of the Company held by Oncolytika and shares issuable to Oncolytika upon the exercise of stock purchase options and stock purchase warrants. Under the terms of the Plan 20,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 20,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 20,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 80,000 and 40,000 of these options have vested, respectively.

On December 3, 2012 (the “Grant Date”) Oncolytika was granted an option to purchase 50,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan these options shall vest immediately on December 3, 2012 at an exercise price of $3.01 USD per share. The options shall expire three (3) years after they vest.

(4)

On November 25, 2011 (the “Grant Date”) Malcolm Lewin was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 40,000 and 20,000 of these options have vested, respectively.

(5)

On November 25, 2011 (the “Grant Date”) Rodney Rootsaert was granted an option to purchase 60,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 10,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 10,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 10,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. As of the years ended December 31, 2013 and 2012, 40,000 and 20,000 of these options have vested, respectively.

Appendix D

(6)

On March 20, 2013 Jason Terrell was granted a warrant to purchase 200,000 shares of Common Stock of the Company at an exercise price of $2.47 USD per share. The warrants are to expire three years after vesting. 25,000 warrants vested immediately on March 20, 2013. 25,000 warrants are to vest on the date of the Company signing an agreement to commence a clinical trial of the Company’s proprietary screening kits and devices for the detection of certain diseases in the USA. A further 25,000 warrants are to vest upon the Company signing a second US clinical trial agreement. 50,000 warrants are to vest on the date the Company receives approval from the United States’ Food and Drug Administration for the sale and distribution in the USA of its first proprietary screening kit or device for the detection of a certain disease. A further 50,000 warrants are to vest upon the receipt of FDA approval for the sale and distribution in the USA of its second proprietary screening kit or device for the detection of a certain disease that is different from the first proprietary screening kit. 25,000 warrants are to vest on the date of the Company signing an agreement with a laboratory/group certified through the Clinical Laboratory Improvement Amendments (CLIA) for the use of the Company’s proprietary screening kits and devices for the detection of certain diseases in humans in the USA. The expiration dates above reflect the Company’s current estimates of the dates the foregoing vesting events will occur. As of the years ended December 31, 2013 and 2012, 25,000 and Nil of these warrants have vested, respectively.

Long-Term Incentive Plans

As at December 31, 2013 and 2012, there were no arrangements or plans in which the Company, Singapore Volition or its subsidiaries provided pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

As at December 31, 2013 and 2012, neither the Company, Singapore Volition nor its subsidiaries had a compensation committee of the Board of Directors. The Board of Directors as a whole determined executive compensation.

Compensation of Directors

The compensation paid to executive officers who were also directors for all services rendered in all capacities to the Company, Singapore Volition and its subsidiaries for the fiscal year ended December 31, 2013 is set forth in Item 11 Executive Compensation under the Summary Compensation Table. No executive officer is paid compensation for services as a director.

The following table sets forth the compensation paid to the directors who were not executive officers of the Company, Singapore Volition and its subsidiaries for the fiscal year ended December 31, 2013. Unless otherwise specified, the term of each director is that as set forth under that section of Item 10 Directors and Executive Officers entitled, “Term of Office”.

Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guy Archibald Innes(2)	25,000	-0-	7,829	-0-	-0-	-0-	32,829
Dr. Martin Faulkes(3)	90,000	-0-	7,829	-0-	-0-	-0-	97,829
Dr. Satu Vainikka(4)	9,375	-0-	2,535	-0-	-0-	-0-	11,910
Dr. Alan Colman(5)	72,000	7,000	7,829	-0-	-0-	6,000	92,829
Sarah Lee Hwee Hoon(6)	-0-	-0-	6,263	-0-	-0-	-0-	6,263

(1)

All Option Awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)

Guy Archibald Innes is currently a Director of the Company and Singapore Volition. There are no employment agreements by and between Guy Archibald Innes and the Company. Guy Archibald Innes receives no compensation in exchange for his services as a Director of the Company.

Appendix D

Guy Archibald Innes receives compensation in exchange for his services as a Director of Singapore Volition pursuant to that certain Letter of Appointment as Non-Executive Director with Guy Archibald Innes (“Letter of Appointment”) entered into with Singapore Volition on September 23, 2010, pursuant to which Mr. Innes shall serve as a non-executive director commencing on August 18, 2010 and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon his office as director being vacated. In exchange for his services, he shall receive $6,250 USD per calendar quarter following the admission of the shares of Singapore Volition to a recognized exchange, per the terms set forth in the letter. A copy of the Letter of Appointment was filed as Exhibit 10.11 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Additionally, on November 25, 2011 (the “Grant Date”) Guy Innes was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Guy Innes using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 20,000 and 10,000 of these options have vested.

(3)

Dr. Martin Faulkes is currently a Director of the Company, Singapore Volition and Belgian Volition. There are no employment agreements by and between Dr. Martin Faulkes and the Company or Belgian Volition. Dr. Martin Faulkes receives no compensation in exchange for his services as a Director of the Company or Belgian Volition.

Dr. Martin Faulkes receives compensation in exchange for his services as a Director of Singapore Volition pursuant to a Letter of Appointment as Executive Chairman with Dr. Martin Faulkes (“Letter of Appointment”), entered into with Singapore Volition on July 13, 2011, pursuant to which Dr. Faulkes shall serve as executive chairman of the Board of Directors of Singapore Volition commencing on March 22, 2011 for a term of three (3) years and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon his office as Executive Chairman being vacated. In exchange for his services, he shall receive an annual fee of $90,000 USD to commence following the admission of the shares of Singapore Volition to a recognized exchange and Singapore Volition being sufficiently funded in the opinion of the Board. If the Board believes that the company is not sufficiently funded, Dr. Faulkes shall receive $6,250 USD per calendar quarter under the company is sufficiently funded.

On July 13, 2011, Singapore Volition entered into a Warrant Agreement with Dr. Faulkes to grant warrants to him to purchase up to 250,000 shares of Singapore Volition at an exercise price of $1.05 USD per share, per the terms set forth in the agreement. The warrants shall vest on July 13, 2011 and shall expire on July 13, 2016. As of the years ended December 31, 2013 and 2012, 0 and 0 of these warrants have been exercised, respectively. The Company has calculated the estimated fair market value of the warrants granted to Dr. Faulkes as $244,395 USD using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.00 USD; expected term of five years, exercise price of $1.05 USD, a risk free interest rate of 1.45%, a dividend yield of 0% and volatility of 190%. A copy of the Letter of Appointment was filed as Exhibit 10.19 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Additionally, on November 25, 2011 (the “Grant Date”) Dr. Faulkes was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Dr. Faulkes using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 20,000 and 10,000 of these options have vested, respectively.

Appendix D

(4)

Dr. Satu Vainikka is a former Director of the Company, Belgian Volition and Singapore Volition. On April 1, 2011, she resigned from all positions with Belgian Volition, on October 7, 2011, she resigned from all positions with Singapore Volition, and on May 15, 2013, she resigned from all positions with the Company. Dr. Satu Vainikka received no compensation in exchange for her services as a Director of the Company or Belgian Volition. There are no employment agreements by and between Dr. Satu Vainikka and the Company or Belgian Volition.

Dr. Satu Vainikka received compensation in exchange for her services as a Director of Singapore Volition pursuant to a Letter of Appointment as Non-Executive Director with Satu Vainikka (“Letter of Appointment”) entered into with Singapore Volition on September 22, 2010, pursuant to which Dr. Vainikka shall serve as a non-executive director commencing on October 11, 2010 and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon her office as director being vacated. In exchange for her services, she shall receive $6,250 USD per calendar quarter following the admission of the shares of Singapore Volition to a recognized exchange, per the terms set forth in the letter. A copy of the Letter of Appointment was filed as Exhibit 10.10 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

On November 25, 2011 (the “Grant Date”) Dr. Vainikka was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Dr. Vainikka using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. Subsequent to Dr Vainikka’s resignation from the Company on Mat 15, 2013, 20,000 of these options were unvested and consequently lapsed, and the remaining 10,000 options that had vested also lapsed as they were not exercised within the permitted period of three months after termination of employment.

Dr. Alan Colman is currently a Director of the Company and Singapore Volition. Dr. Alan Colman receives no compensation in exchange for his services as a Director of the Company.

Dr. Alan Colman receives compensation in exchange for his services as a Director of Singapore Volition pursuant to that certain Letter of Appointment as Non-Executive Director with Dr. Alan Colman (“Letter of Appointment”) entered into with Singapore Volition on May 25, 2011, pursuant to which Dr. Colman shall serve as a non-executive director of Singapore Volition commencing on April 1, 2011 and terminating upon written notice by either party, removal from office by resolution of the shareholders or upon his office as director being vacated. In exchange for his services, he shall receive $6,000 USD per month in cash or stock or a combination of both, at his sole discretion.

On April 1, 2011, Singapore Volition entered into a Warrant Agreement with Dr. Colman pursuant to which he received warrants to purchase up to 100,000 shares of Singapore Volition at an exercise price of $0.50 USD per share, per the terms set forth in the agreement. The warrants shall vest on April 1, 2011 and shall expire on April 1, 2016. As of the years ended December 31, 2013 and 2012, 0 and 0 of these warrants have been exercised, respectively. The Company has calculated the estimated fair market value of the warrants granted to Dr. Colman as $48,431 USD using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $0.50 USD; expected term of five years, exercise price of $0.50 USD, a risk free interest rate of 2.24%, a dividend yield of 0% and volatility of 190%. A copy of the Letter of Appointment was filed as Exhibit 10.13 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Appendix D

Additionally, on November 25, 2011 (the “Grant Date”) Dr. Colman was granted an option to purchase 30,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 5,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 5,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 5,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Dr. Faulkes using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 20,000 and 10,000 of these options have vested, respectively.

Dr Colman is also the Chairman of the Company’s Scientific Advisory Board (“SAB”), and receives compensation for his services in that capacity pursuant to a Letter of Appointment entered into with Singapore Volition on April 5, 2011. The Letter of Appointment provides that Dr Colman is to receive a fee of $2,000 USD for each attendance at three meetings of the SAB to be held in each calendar year. In addition Dr Colman is to receive stock with a value of $7,000 USD on the anniversary of his appointment to the SAB for each full year that he remains a member of the SAB.

(5)

Sarah Lee Hwee Hoon is currently a Director of Hypergenomics Pte Limited. There are no employment agreements by and between Sarah Lee Hwee Hoon and Hypergenomics Pte Limited. Sarah Lee Hwee Hoon receives no compensation in exchange for her services as a Director of Hypergenomics Pte Limited.

On November 25, 2011 (the “Grant Date”) Sarah Lee Hwee Hoon was granted an option to purchase 24,000 shares of Common Stock of the Company under the 2011 Equity Incentive Plan dated November 17, 2011 (the “Plan”). Under the terms of the Plan 4,000 options shall vest on both May 25, 2012 and November 25, 2012 respectively at an exercise price of $3.00 USD per share; 4,000 options shall vest on both May 25, 2013 and November 25, 2013 respectively at an exercise price of $4.00 USD per share; and 4,000 options shall vest on both May 25, 2014 and November 25, 2014 respectively at an exercise price of $5.00 USD per share. The options shall expire three (3) years after they vest. The Company has calculated the estimated fair market value of the options granted to Sarah Lee Hwee Hoon using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.20 USD; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00 USD; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%. As of the years ended December 31, 2013 and 2012, 16,000 and 8,000 of these options have vested, respectively.

Security Holders Recommendations to Board of Directors

Shareholders can direct communications to our Secretary, Rodney Rootsaert, at our executive offices. However, while we appreciate all comments from shareholders, we may not be able to individually respond to all communications. We attempt to address shareholder questions and concerns in our press releases and documents filed with the SEC so that all shareholders have access to information about us at the same time. Mr. Rootsaert collects and evaluates all shareholder communications. All communications addressed to our directors and executive officers will be reviewed by those parties unless the communication is clearly frivolous.

ITEM 12.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENTAND RELATED STOCKHOLDER MATTERS

Security Ownership of Management

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of March 28, 2014, by: (i) each of our and our subsidiaries’ directors; (ii) each of our and our subsidiaries’ named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Appendix D

As of March 28, 2014, there were 13,307,936 common shares issued and outstanding, 705,048 shares issuable upon the exercise of options within 60 days, and 3,281,924 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature Of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Rodney Gerard Rootsaert (3) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	2,092,088 (4)	12.10%
Dr. Martin Faulkes (5) Eastwoods, The Chase Oxshott Surrey, UK KT22 0HR	Common	1,259,101 (6)	7.28%
Guy Archibald Innes (7) Wickhurst Manor, Wickhurst Road Weald Sevenoaks Kent, UK TN14 6LY	Common	1,451,012 (8)	8.39%
Cameron Reynolds (9) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	303,516 (10)	1.76%
Dr. Alan Colman (11) 156 Gibraltar Crescent Singapore 759588	Common	188,755 (12)	1.09%
Dr. Jacob Micallef (13) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	269,746 (14)	1.56%
Dr. Mark Eccleston(15) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	254,318 (16)	1.47%
Jason Terrell (17) 500 Painted Horse Trl Burnet, TX 7861, USA	Common	100,000 (18)	0.58%
Malcolm Lewin (19) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	58,572 (20)	0.34%
Sarah Lee Hwee Hoon (21) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	20,000 (22)	0.12%
All Officers and Directors as a Group (10 Persons)	Common	5,997,108	34.68%
Concord International, Inc. 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	2,042,088 (23)	11.81%
Cotterford Company Limited Alma House, 7 Circular Road, Douglas Isle of Man, IM1 1AF United Kingdom	Common	1,423,818 (24)	8.23%

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

Based on 13,307,936 common shares issued and outstanding, 705,048 shares issuable upon the exercise of options within 60 days, and 3,281,924 shares issuable upon the exercise of stock purchase warrants within 60 days, as of March 28, 2014.

(3)

Rodney Gerard Rootsaert is the Company’s Secretary. Mr. Rootsaert is also the Administrative and Legal Officer of Singapore Volition and the Secretary and a Director of Belgian Volition.

Appendix D

(4)

Mr. Rootsaert’s beneficial ownership includes 0 common shares and 50,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011. Further, Rodney Rootsaert is a controlling director of Concord International, Inc. and has voting and dispositive control over the 2,042,088 common shares beneficially owned by Concord International, Inc. Cameron Reynolds is a potential beneficiary.

(5)

Dr. Martin Faulkes is a Director of the Company, Singapore Volition and Belgian Volition.

(6)

Dr. Faulkes’ beneficial ownership includes: 926,067 common shares; 250,000 shares issuable upon the exercise of stock purchase warrants, which vested on July 13, 2011; 25,000 shares issuable upon the exercise of stock purchase options, which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 58,034 shares issuable upon the exercise of stock purchase warrants.

(7)

Guy Archibald Innes is a Director of the Company and Singapore Volition.

(8)

Mr. Innes’ beneficial ownership includes: 1,111,675 common shares; 100,000 shares issuable upon the exercise of stock purchase warrants which vested on March 24, 2011; 25,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 214,337 shares issuable upon the exercise of stock purchase warrants.

(9)

Cameron Reynolds is the Company’s President, Chief Executive Officer and a member of the Board of Directors. Mr. Reynolds is also the Chief Executive Officer and a Director of Singapore Volition, the Managing Director of Belgian Volition, and Chief Executive Officer and a Director of Hypergenomics Pte Limited.

(10)

Mr. Reynolds’ beneficial ownership includes: 202,344 common shares; 100,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 1,172 shares issuable upon the exercise of stock purchase warrants.

(11)

Dr. Alan Colman is a Director of the Company and Singapore Volition.

(12)

Dr. Colman’s beneficial ownership includes: 50,755 common shares; 100,000 shares issuable upon the exercise of stock purchase warrants which vested on April 1, 2011; 25,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 13,000 shares issuable upon the exercise of stock purchase warrants.

(13)

Dr. Jacob Micallef is a Director and the Chief Scientific Officer of Belgian Volition.

(14)

Dr. Micallef’s beneficial ownership includes 86,166 common shares and 10,000 shares issuable upon the exercise of stock purchase warrants. Further, Dr. Micallef is a controlling director of Borlaug Limited and has voting and dispositive control over 14,290 common shares beneficially owned by Borlaug Limited, 9,290 shares issuable to Borlaug Limited upon the exercise of stock purchase warrants, and 150,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, December 13, 2012, May 25,2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(15)

Dr. Mark Eccleston is the Chief Scientific Officer of Hypergenomics Pte Limited.

(16)

Dr. Eccleston’s beneficial ownership includes 66,000 common shares and 15,000 shares issuable upon the exercise of stock purchase warrants. Further, Dr. Eccleston is a controlling director of Oncolytika Limited and has voting and dispositive control over 14,159 common shares beneficially owned by Oncolytika Limited, 9,159 shares issuable to Oncolytika Limited upon the exercise of stock purchase warrants, and 150,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, December 13, 2012, May 25,2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(17)

Jason Terrell is the Company’s Chief Medical Officer and Head of US Operations.

Appendix D

(18)

Jason Terrell’s beneficial ownership includes 75,000 common shares and 25,000 shares issuable upon the exercise of stock purchase warrants which vested on March 20, 2013.

(19)

Malcolm Lewin is the Company’s Chief Financial Officer and Treasurer. Mr. Lewin is also the Chief Financial Officer of Singapore Volition and a Director of Belgian Volition.

(20)

Mr. Lewin’s beneficial ownership includes 8,572 common shares and 50,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(21)

Sarah Lee Hwee Hoon is the Secretary and a Director of Hypergenomics Pte Limited.

(22)

Ms. Hoon’s beneficial ownership includes 0 common shares and 20,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013 and May 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011.

(23)

Concord International, Inc.’s beneficial ownership includes 2,042,088 common shares. Rodney Rootsaert is a controlling director of Concord International, Inc. and has voting and dispositive control over the 2,042,088 common shares. Cameron Reynolds is a potential beneficiary.

(24)

Cotterford Company Limited’s beneficial ownership includes: 1,025,149 common shares, 94,516 shares issuable upon the exercise of stock purchase warrants which vested on June 21, 2011; and 304,153 shares issuable upon the exercise of stock purchase warrants. Jack Murphy holds investment and voting control over the common shares beneficially owned by Cotterford Company Limited

Changes in Control

There are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company, other than as previously disclosed.

ITEM 13.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

1)

On August 6, 2010, Singapore Volition entered into an agreement (the “Agreement”) with PB Commodities Pte Limited (“PB Commodities”). At the time of the Agreement, Laith Reynolds (former Director of Singapore Volition), Cameron Reynolds (current President, CEO and a Director of VolitionRx Limited) and Rodney Rootsaert (current Secretary of VolitionRx Limited) were serving as Directors of PB Commodities. (Subsequently, Mr. Cameron Reynolds resigned as a Director of PB Commodities on May 1, 2011 and Mr. Rootsaert resigned on September 20, 2011.) PB Commodities does not operate for profit. The Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan. In exchange, Singapore Volition shall pay an initial set up fee to PB Commodities of $11,250 USD. Additionally, Singapore Volition shall pay $5,700 USD per month for office space and staff services as well as pay consultancy fees each month to PB Commodities for the services of Cameron Reynolds ($8,000 USD), Rodney Rootsaert ($6,000 USD) and Patrick Rousseau - former Managing Director of Belgian Volition (€2,000 EUR or approximately $2,814 USD). Singapore Volition is also required to pay for all reasonable expenses incurred. The term of the Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. For the fiscal years ended December 31, 2013 and December 31, 2012, Singapore Volition paid approximately $300,000 USD and $300,000 USD, respectively, to PB Commodities. A true and correct copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

Appendix D

2)

On September 22, 2010, Singapore Volition entered into a Share Purchase Agreement (“Agreement”) with ValiRX, pursuant to which Singapore Volition shall purchase all shares held by ValiRX in ValiBio. In exchange for the ValiBio shares, Singapore Volition shall pay $400,000 USD to ValiRX in four equal payments (paid on October 8, 2010; January 19, 2011; April 14, 2011 and July 11, 2011, respectively) and stock with a value of $600,000 USD of Singapore Volition or a newly listed entity with the price per share to be determined by: a) the 30 day average closing middle market price immediately prior to the issuance of shares, if Singapore Volition or a newly listed entity following the merger or reverse takeover of Singapore Volition; or b) the average subscription price at which Singapore Volition has raised capital during the period of the Agreement, if Singapore Volition is not listed within 350 days of the Agreement; or c) the mutual consent of the parties in writing prior to the issuance. The price per share will be determined by whichever of the above occurs first. A copy of the Share Purchase Agreement was filed as Exhibit 2.01 to our Amended Current Report on Form 8-K/A filed with the SEC on May 8, 2012 and is incorporated herein by reference.

On September 22, 2010, Singapore Volition entered into a Deed of Novation (“Deed of Novation”) by and among ValiRX, ValiBio and Chroma, pursuant to which the parties agreed that ValiRX’s rights, obligations and liabilities under a Patent License Agreement by and between ValiRX and Chroma dated October 3, 2007 shall be novated to Singapore Volition. As consideration, Singapore Volition shall pay directly to Chroma 5% of each payment due to ValiRX pursuant to that certain Share Purchase Agreement dated September 22, 2010, per the terms of the Deed of Novation. During the years ended December 31, 2013 and December 31, 2012, Singapore Volition paid $0 USD and $0 USD, respectively, to Chroma per the terms of that certain Deed of Novation. A copy of the Deed of Novation was filed as Exhibit 10.09 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

On June 9, 2011, Singapore Volition and ValiRX entered into a Supplementary Agreement to the Share Purchase Agreement between the parties dated September 22, 2010 (“Supplemental Agreement”), pursuant to which ValiRX shall transfer ownership of the ValiRX patent application for the “Method for Detecting the Presence of a Gynecological Growth” to Singapore Volition. As consideration, Singapore Volition shall issue additional shares of its common stock or that of a newly listed entity to ValiRX with a value of $510,000 USD. This issuance shall be made in addition to the issuance to be made to ValiRX pursuant to that certain Share Purchase Agreement dated September 22, 2010 and the price per share of the new issuance shall be determined by the terms of that Share Purchase Agreement. A copy of the Supplemental Agreement was filed as Exhibit 10.15 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference. During the years ended December 31, 2013 and December 31, 2012, Singapore Volition paid €40,000 Euro ($54,396 USD) and €80,000 Euro ($102,560 USD), respectively, to ValiRX.

During the year ended December 31, 2012, the Company issued 510,811 shares of common stock to ValiRx and 14,189 shares of common stock to Chroma (both issuances were made on December 6, 2011) at a price of approximately $2.11 USD per share, as settlement of the $510,000 USD and the $600,000 USD pursuant to that certain Share Purchase Agreement, Supplemental Agreement and the Deed of Novation. During the year ended December 31, 2013, the Company did not issue any shares to ValiRx or to Chroma.

Appendix D

3)

On August 10, 2011, Singapore Volition entered into a service agreement (the “Service Agreement”) with Volition Research Limited (“Research”), a 100% subsidiary of The Dill Faulkes Educational Trust (“DFET”). DFET is a company limited by guarantee (with no share capital or shareholders) and a registered UK charity (Charity No. 1070864) established to give back to the community. Since its inception in 1998, DFET has donated approximately $25 million USD (£15.9 million GBP) to initiate and support a number of major charitable projects, bursaries and scholarships approved by the DFET Trustees, including The Faulkes Telescope Project, Church Bell Projects and various educational programs. Neither Research nor DFET provide any services to companies other than Singapore Volition, its subsidiaries and affiliates. Dr. Martin Faulkes (current Director of VolitionRx Limited) is the benefactor of DFET and currently serves as director and chairman of DFET and as a director of Research. Mr. Cameron Reynolds (current President, CEO and a Director of VolitionRX Limited) currently serves as director of Research but is not now, and never has been, involved with DFET in any other capacity. Messrs. Faulkes and Reynolds do not have any ownership, control or other material relationship, directly or indirectly, with Research or DFET. Further, neither Dr. Faulkes nor Mr. Reynolds receives any compensation, directly or indirectly, from Research or DFET pursuant to the Service Agreement, in exchange for their directorships to Research or DFET, or otherwise. The Service Agreement provides for Research to perform services for Singapore Volition for a period of five years for $21,000 USD per year for an aggregate of $105,000 USD. Such services require Research to liaison with various medical institutions to promote and raise the profile of Singapore Volition through charitable donations, build and develop long-term relationships between UK and International cancer charities and Singapore Volition, and lobby government, health organization and other policy makers on behalf of Singapore Volition and promote the socially responsible ethos of Singapore Volition to ensure Singapore Volition focuses on its corporate social responsibilities to the community. Research does not operate for profit and does not pay any salary or other compensation to anyone, directly or indirectly, to perform the services. Dr. Martin Faulkes performs the services on behalf of Research, however as stated above, he does not receive any compensation in exchange. As of July 31, 2013, it was agreed that services had been performed to the full value anticipated under the Service Agreement, and therefore the Service Agreement was terminated as of that date. Consequently during the years ended December 31, 2013 and December 31, 2012, Singapore Volition incurred a total of $75,250 USD and $21,000 USD to Research, respectively, for its services.

On August 11, 2011, the parties entered into a Settlement Agreement of the Service Agreement (the “Settlement Agreement”) agreeing to convert the $105,000 USD fees due to Research under the Service Agreement to 350,000 shares ($0.30/share) of common stock in Singapore Volition. During the year ended December 31, 2012, Singapore Volition issued 350,000 shares to Research (issued on September 8, 2011). The value of the shares acquired were reassessed in accordance with US GAAP related party rules, which has resulted in an increase in their value to $1.00 USD per share and a corresponding increase in the value attributed to the services for the purposes of the accounts to $350,0000 USD, or $70,000 USD per year. As a result of the termination of the Service Agreement described above, Singapore Volition incurred a charge of $250,833 for the year ended December 31, 2013, in respect of the value attributed to the services. During the year ended December 31, 2013, Singapore Volition did not issue any shares to Research. True and correct copies of the Service Agreement and Settlement Agreement were filed as Exhibits 10.20 and 10.21, respectively, as part of our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012, and are incorporated herein by reference.

4)

On October 1, 2011, Hypergenomics Pte Limited entered into an agreement (the “Agreement”) with PB Commodities Pte Limited (“PB Commodities”). At the time of the Agreement, Laith Reynolds (former Director of Singapore Volition) was serving as a Director of PB Commodities. The Agreement provides office space and office support staff to Hypergenomics Pte Limited for $1,450 USD per month. Hypergenomics Pte Limited is also required to pay for all reasonable expenses incurred. The term of the Agreement is twelve months, commencing on October 1, 2011, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. For the fiscal years ended December 31, 2013 and December 31, 2012 Hypergenomics Pte Limited incurred approximately $17,400 USD and $17,400 USD, respectively, to PB Commodities. A copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

Appendix D

5)

Mining House Limited (“Mining House”) provides consultancy and office support services to Singapore Volition for £1,450 GBP ($2,300 USD) per month commencing on November 1, 2010; additionally, Singapore Volition is required to pay for all reasonable expenses incurred by Mining House in providing these services. Rodney Rootsaert (current Secretary of VolitionRx Limited) and Laith Reynolds (former Director of Singapore Volition) serve as Directors of Mining House. Mr. Cameron Reynolds (current President, CEO and a Director of VolitionRx Limited) also served as a Director of Mining House until he resigned September 30, 2011. Mining House does not currently provide any services to companies other than Singapore Volition, its subsidiaries and affiliates, but between 2006 and 2010 provided office support services to seven other companies. Mining House does not operate for profit. For the year ended December 31, 2013, Singapore Volition paid approximately £26,000 GBP ($40,050 USD) to Mining House split between £17,400 GBP ($27,200 USD) for consultancy and office support services and £8,600 GBP ($12,800 USD) for expenses. For the year ended December 31, 2012, Singapore Volition paid approximately £21,400 GBP ($33,700 USD) to Mining House split between £17,400 GBP ($27,700 USD) for consultancy and office support services and £4,000 GBP ($6,000 USD) for expenses. By reason of their directorships of Mining House, Rodney Rootsaert and Laith Reynolds are each deemed to have received compensation in the form of one half (1/2) of the consultancy and office support services received by Mining House for the year ended December 31, 2013 and December 31, 2012. For the years ended December 31, 2013 and 2012, Rodney Rootsaert and Laith Reynolds are each deemed to have received £8,700 GBP ($13,600 USD) and £8,700 GBP ($13,800 USD) respectively, from Mining House. The amounts paid by Singapore Volition to Mining House per month are used to cover Mining House’s overhead costs and the hard costs and expenses incurred by Mining House in performing the consultancy and office support services including the costs of European mobile phone usage, office equipment, printing and reproduction costs, and associated office costs and expenses. There is no written agreement by and between Mining House and Singapore Volition setting forth the terms of this arrangement.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•

Disclosing such transactions in reports where required;

•

Disclosing in any and all filings with the SEC, where required;

•

Obtaining disinterested directors consent; and

•

Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, Cameron Reynolds is not an independent director because he is also an executive officer of the Company. Dr. Martin Faulkes, Guy Archibald Innes, and Dr. Alan Colman are considered to be independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Appendix D

ITEM 14.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit fees	$28,000	$24,000
Audit-Related fees	$0	$0
Tax fees	$2,829	$0
All other fees	$0	$2,000
Total	$30,829	$26,000

Audit Fees

During the fiscal year ended December 31, 2013, we incurred approximately $28,000 in fees to our principal independent accountants for professional services rendered in connection with the audit and reviews of our financial statements for fiscal year ended December 31, 2013.

During the fiscal year ended December 31, 2012, we incurred approximately $24,000 in fees to our principal independent accountants for professional services rendered in connection with the audit and reviews of our financial statements for fiscal year ended December 31, 2012.

Audit-Related Fees

The aggregate fees billed during the fiscal years ended December 31, 2013 and 2012 for assurance and related services by our principal independent accountants that are reasonably related to the performance of the audit or review of our financial statements (and are not reported under Item 9(e)(1) of Schedule 14A were $0 and $0, respectively.

Tax Fees

The aggregate fees billed during the fiscal years ended December 31, 2013 and 2012 for professional services rendered by our principal accountant tax compliance, tax advice and tax planning were $2,829 and $0, respectively.

All Other Fees

The aggregate fees billed during the fiscal years ended December 31, 2013 and 2012 for products and services provided by our principal independent accountants (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A were $0 and $2,000, respectively. The fees billed during the fiscal year ended December 31, 2012, related to assistance with responses to comment letters received from the SEC.

Appendix D

PART IV

ITEM 15.

EXHIBITS.

(a)

Exhibits

Exhibit Number	Description	Filing
2.01	Share Purchase Agreement by and between Singapore Volition and ValiRX PLC dated September 22, 2010	Filed with the SEC on May 8, 2012 as part of our Amended Current Report on Form 8-K/A.
2.02	Supplementary Agreement to the Share Purchase Agreement by and between Singapore Volition and ValiRX PLC dated June 9, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
3.01	Certificate of Incorporation	Filed with the SEC on December 6, 1999 as part of our Registration Statement on Form 10-SB.
3.01(a)	Amendment to Certificate of Incorporation	Filed with the SEC on November 10, 2005 as part of our Registration Statement on Form SB-2.
3.01(b)	Certificate for Renewal and Revival of Charter	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
3.01(c)	Amended & Restated Certificate of Incorporation	Filed with the SEC on October 7, 2013 as part of our Current Report on Form 8-K.
3.02	Bylaws	Filed with the SEC on December 6, 1999 as part of our Registration Statement on Form 10-SB.
4.01	2011 Equity Incentive Plan dated November 17, 2011	Filed with the SEC on November 18, 2011 as part of our Current Report on Form 8-K.
4.02	Sample Stock Option Agreement	Filed with the SEC on November 18, 2011 as part of our Current Report on Form 8-K.
4.03	Sample Stock Award Agreement for Restricted Stock	Filed with the SEC on November 18, 2011 as part of our Current Report on Form 8-K.
10.01	Patent License Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated October 19, 2005	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.02	Amended Patent License Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated July 31, 2006	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.03	Extension Letter Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated September 4, 2006	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.04	Patent License Agreement by and between ValiRX PLC and Chroma Therapeutics Limited dated October 3, 2007	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.05	Contract Repayable Grant Advance on the Diagnosis of Colorectal Cancer by “NucleosomicsTM” by and between ValiBio SA and The Walloon Region dated December 17, 2009	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.06	Non-Exploitation and Third Party Patent License Agreement by and among ValiBio SA, ValiRX PLC and The Walloon Region dated December 17, 2009	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.07	Agreement by and between Singapore Volition and PB Commodities Pte Limited dated August 6, 2010	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.08	Employment Agreement by and between PB Commodities Pte Ltd and Cameron Reynolds dated September 4, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.09	Employment Agreement by and between PB Commodities Pte Ltd and Rodney Rootsaert dated September 4, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.10	Deed of Novation by and among Singapore Volition Pte Limited, ValiRX PLC, ValiBio SA and Chroma Therapeutics Limited dated September 22, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.11	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Satu Vainikka dated September 22, 2010	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.12	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Guy Archibald Innes dated September 23, 2010	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.13	Employment Agreement by and between Singapore Volition and Dr. George S. Morris dated September 29, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.

Appendix D

10.14	Master Consultancy Services Agreement by and between Singapore Volition Pte Limited and OncoLytika Ltd dated October 1, 2010	Filed with the SEC on April 1, 2013 as part of our Annual Report on Form 10-K.
10.15	Consultancy Agreement by and between PB Commodities Pte Ltd and Kendall Life Sciences Consultants Ltd dated October 4, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.16	Patent License Agreement by and between Singapore Volition and Belgian Volition dated November 2, 2010	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.17	Consultancy Agreement by and between Belgian Volition S.A. and Borlaug Limited dated January 1, 2011	Filed with the SEC on April 1, 2013 as part of our Annual Report on Form 10-K.
10.18	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Dr. Alan Colman dated May 25, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.19	License Agreement by and between Singapore Volition and the European Molecular Biology Laboratory dated June 6, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.20	Deed of Novation by and among Imperial College Innovations Limited, Valipharma Limited and Hypergenomics Pte Limited dated June 9, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.21	Patent License Agreement by and between Hypergenomics Pte Limited and Valipharma Limited dated June 9, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.22	Consultancy Agreement by and between Singapore Volition Pte Limited and Malcolm Lewin dated July 10, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.23	Letter of Appointment as Executive Chairman by and between Singapore Volition and Dr. Martin Faulkes dated July 13, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.24	Service Agreement by and between Singapore Volition and Volition Research Limited dated August 10, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.25	Settlement Agreement by and between Singapore Volition and Volition Research Limited dated August 11, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.26	Share Exchange Agreement by and between the Company and Singapore Volition Pte Limited dated September 26, 2011	Filed with the SEC on September 29, 2011 as part of our Current Report on Form 8-K.
10.27	Agreement, Consent and Waiver by and between Standard Capital Corporation and its Shareholders dated September 27, 2011	Filed with the SEC on April 5, 2012 as part of our Amended Current Report on Form 8-K/A.
10.28	Agreement by and between Hypergenomics Pte Limited and PB Commodities Pte Ltd dated October 1, 2011	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.29	Agreement by and between Belgian Volition SA and the Biobank of CHU UCL Mont-Godinne dated August 6, 2012	Filed with the SEC on October 4, 2012 as part of our Amended Registration Statement on Form S-1/A.
14.01	Code of Ethics	Filed with the SEC on November 10, 2005 as part of our Registration Statement on Form SB-2.
16.01	Letter from Madsen & Associates, CPA's Inc. dated November 29, 2011	Filed with the SEC on November 30, 2011 as part of our Current Report on Form 8-K.
21.01	List of Subsidiaries	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

*Pursuant to regulation s-t, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the securities act of 1933, is deemed not filed for purposes of section 18 of the securities exchange act of 1934, and otherwise is not subject to liability under these sections.

Appendix D

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VOLITIONRX LIMITED

Dated: March 28, 2014	/s/ Cameron Reynolds
By: Cameron Reynolds
Its: President, Principal Executive Officer and Director

Dated: March 28, 2014	/s/ Malcolm Lewin
By: Malcolm Lewin
Its: Principal Financial Officer, Principal Accounting Officer, & Treasurer

Pursuant to the requirement of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated:

Dated: March 28, 2014	/s/ Cameron Reynolds
Cameron Reynolds - President, Principal Executive Officer and Director

Dated: March 28, 2014	/s/ Malcolm Lewin
By: Malcolm Lewin
Its: Principal Financial Officer, Principal Accounting Officer, & Treasurer

Dated: March 28, 2014	/s/ Dr. Martin Faulkes
Dr. Martin Faulkes - Director

Dated: March 28, 2014	/s/ Guy Archibald Innes
Guy Archibald Innes - Director

Dated: March 28, 2014	/s/ Dr. Alan Colman
Dr. Alan Colman – Director

Dated: March 28, 2014	/s/ Rodney Gerard Rootsaert
Rodney Gerard Rootsaert - Secretary

Appendix D

APPENDIX E

QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

  X .QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2014

      .TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT

For the transition period from ______ to _______

Commission File Number: 000-30402

VOLITIONRX LIMITED

(Exact name of registrant as specified in its charter)

Delaware	91-1949078
(State of incorporation)	(I.R.S. Employer Identification No.)

1 Scotts Road
#24-05 Shaw Centre
Singapore 228208
(Address of principal executive offices)

Telephone: (212) 618-1750
Facsimile: +65 6333 7235
(Registrant’s Telephone and Facsimile Number)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  X . No      .

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes  X . No      .

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	.	Accelerated filer	.
Non-accelerated filer	. (Do not check if a smaller reporting company)	Smaller reporting company	X .

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). . Yes  X . No      .

As of May 15, 2014, there were 13,307,936 shares of the registrant’s $0.001 par value common stock issued and outstanding.

VOLITIONRX LIMITED*

Appendix E

2

Special Note Regarding Forward-Looking Statements

Information included in this Form 10-Q contains forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of VolitionRX Limited (the “Company”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company has no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

*Please note that throughout this Quarterly Report, and unless otherwise noted, the words "we," "our," "us," the "Company," or "VNRX" refers to VolitionRX Limited.

Appendix E

3

PART I - FINANCIAL INFORMATION

ITEM 1.

FINANCIAL STATEMENTS

VOLITIONRX LIMITED

(A Development Stage Company)

Condensed Consolidated Financial Statements

For the Period Ended March 31, 2014 and December 31, 2013

(Unaudited)

Index

Condensed Consolidated Balance Sheets	5

Condensed Consolidated Statements of Operations and Comprehensive Loss	6

Condensed Consolidated Statements of Cash Flows	7

Condensed Consolidated Notes to the Financial Statements	8

Appendix E

4

VOLITIONRX LIMITED

(A Development Stage Company)

Condensed Consolidated Balance Sheets

(Expressed in US dollars)

	March 31, 2014 $	December 31, 2013 $
	(UNAUDITED)
ASSETS

Cash	2,800,802	888,704
Prepaid expenses	63,125	82,135
Other current assets	46,985	34,612

Total Current Assets	2,910,912	1,005,451

Property and equipment, net	74,858	63,265
Intangible assets, net	976,606	1,002,043

Total Assets	3,962,376	2,070,759

LIABILITIES

Accounts payable and accrued liabilities	584,567	518,086
Management and directors’ fees payable	210,934	222,294
Derivative liability	4,182,747	–
Deferred grant income	216,674	216,894

Total Current Liabilities	5,194,922	957,274

Grant repayable	432,371	432,811

Total Liabilities	5,627,293	1,390,085

STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock
Authorized: 1,000,000 shares of preferred stock, at $0.001 par value
Issued and outstanding: Nil shares and Nil shares, respectively
Common Stock
Authorized: 100,000,000 shares of common stock, at $0.001 par value
Issued and outstanding: 13,307,936 shares and 11,679,757 shares, respectively	13,308	11,680
Additional paid-in capital	11,876,114	12,024,711
Accumulated other comprehensive loss	(63,991)	(59,795)
Deficit accumulated during the development stage	(13,490,348)	(11,295,922)

Total Stockholders’ Equity (Deficit)	(1,664,917)	680,674

Total Liabilities and Stockholders’ Equity (Deficit)	3,962,376	2,070,759

(The accompanying notes are an integral part of these condensed consolidated financial statements)

Appendix E

5

VOLITIONRX LIMITED

(A Development Stage Company)

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Expressed in US dollars)

(unaudited)

	For the three months ended March 31, 2014 $	For the three months ended March 31, 2013 $	For the period from August 5, 2010 (Date of Inception) to March 31, 2014 $

Revenue	–	–	54,968

Expenses

General and administrative	68,910	51,556	1,218,138
Professional fees	127,121	64,965	1,763,675
Salaries and office administrative fees	171,678	198,077	2,282,272
Research and development	870,464	593,199	7,840,601
Impairment of patents	–	–	350,000

Total Operating Expenses	1,238,173	907,797	13,454,686

Net Operating Loss	(1,238,173)	(907,797)	(13,399,718)

Other Income (Expense)
Grants received	143,987	–	1,009,610
Derivative expense	(1,100,240)	–	(1,100,240)

Net Other Expense	(956,253)	–	(90,630)

Provision for income taxes	–	–	–

Net Loss	(2,194,426)	(907,797)	(13,490,348)

Other Comprehensive Loss
Foreign currency translation adjustments	(4,196)	1,013	(63,991)
Total Other Comprehensive Loss	(4,196)	1,013	(63,991)
Net Comprehensive Loss	(2,198,622)	(906,784)	(13,554,339)
Net Loss per Share – Basic and Diluted	(0.18)	(0.09)

Weighted Average Shares Outstanding – Basic and Diluted	12,246,424	10,210,392

(The accompanying notes are an integral part of these condensed consolidated financial statements)

Appendix E

6

VOLITIONRX LIMITED

(A Development Stage Company)

Condensed Consolidated Statements of Cash Flows

(Expressed in US dollars)

(unaudited)

	For the three months ended March 31, 2014	For the three months ended March 31, 2013	For the period from August 5, 2010 (Date of Inception) to March 31, 2014
	$	$	$
Operating Activities

Net loss	(2,194,426)	(907,797)	(12,390,109)

Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	30,914	36,434	452,772
Impairment of intangible asset	–	–	350,000
Stock based compensation	45,871	84,176	1,593,332
Common stock and warrants issued to settle liabilities for services
	121,732	83,849	1,823,812
Amortization of stock issued in advance of services	–	17,500	350,000
Non-operating income – grants received	(143,987)	–	(1,009,610)
Derivative expense	1,100,240	–	1,100,240
Changes in operating assets and liabilities:
Prepaid expenses	18,954	(95,488)	(57,216)
Other current assets	(12,388)	5,286	(13,105)
Accounts payable and accrued liabilities	55,527	219,689	692,933
Net Cash Used In Operating Activities	(977,563)	(556,351)	(8,207,191)

Investing Activities

Purchases of property and equipment	(18,067)	(714)	(144,331)
Net Cash Used in Investing Activities	(18,067)	(714)	(144,331)

Financing Activities

Proceeds from issuance of common shares	2,767,935	596,000	10,035,789
Grants received	143,987	–	1,639,908
Proceeds from note payable	–	–	59,942
Repayment of notes payable	–	(1,321)	(546,393)
Cash acquired through reverse merger	–	–	100
Net Cash Provided By Financing Activities	2,911,922	594,679	11,189,346

Effect of foreign exchange on cash	(4,194)	(3,169)	(37,022)

Increase in Cash	1,912,098	34,445	2,800,802

Cash – Beginning of Period	888,704	376,421	–

Cash – End of Period	2,800,802	410,866	2,800,802

Supplemental Disclosures of Cash Flow Information
Interest paid	–	–	–
Income tax paid	–	–	–

Non Cash Financing Activities::
Acquisition of subsidiary for debt	–	–	1,000,000
Common stock issued for debt	–	18,583	1,169,943

(The accompanying notes are an integral part of these condensed consolidated financial statements)

Appendix E

7

VOLITIONRX LIMITED

(A Development Stage Company)

Notes to the Condensed Consolidated Financial Statements

March 31, 2014 and December 31, 2013

(Unaudited)

Note 1 - Condensed Financial Statements

The accompanying unaudited financial statements have been prepared by VolitionRX Limited (the “Company”) without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at March 31, 2014, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed unaudited financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2013 audited financial statements. The results of operations for the periods ended March 31, 2014 and 2013 are not necessarily indicative of the operating results for the full years.

Note 2 - Going Concern

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses since inception of $13,490,348 and currently has very limited revenues, which creates substantial doubt about its ability to continue as a going concern.

The future of the Company as an operating business will depend on its ability to obtain sufficient capital contributions and/or financing as may be required to sustain its operations. Management's plan to address this need includes, (a) continued exercise of tight cost controls to conserve cash, (b) receiving additional grant funds, and (c) obtaining additional financing through debt or equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

Note 3 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company also regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Principles of Consolidation

The accompanying condensed consolidated financial statements for the period ended March 31, 2014 include the accounts of the Company and its wholly-owned subsidiaries, Singapore Volition Pte Ltd., Belgian Volition SA, and Hypergenomics Pte. Ltd. All significant intercompany balances and transactions have been eliminated in consolidation.

Appendix E

8

VOLITIONRX LIMITED

(A Development Stage Company)

Notes to the Condensed Consolidated Financial Statements

March 31, 2014 and December 31, 2013

(Unaudited)

Note 3 - Summary of Significant Accounting Policies (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As at March 31, 2014 and December 31, 2013, the Company had $2,800,802 and $888,804, respectively in cash and cash equivalents.

Basic and Diluted Net Loss Per Share

The Company computes net loss per share in accordance with ASC 260, Earnings Per Share, which requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. As of March 31, 2014, 763,958 dilutive warrants and options and 855,533 potentially dilutive options were excluded from the Diluted EPS calculation as their effect is anti dilutive.

Foreign Currency Translation

The Company’s functional currency is the Euro and its reporting currency is the United States dollar. Management has adopted ASC 830-20, “Foreign Currency Matters – Foreign Currency Transactions”. All assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. For revenues and expenses, the weighted average exchange rate for the period is used. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in other comprehensive loss.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our consolidated financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s consolidated financial statements.

Appendix E

9

VOLITIONRX LIMITED

(A Development Stage Company)

Notes to the Condensed Consolidated Financial Statements

March 31, 2014 and December 31, 2013

(Unaudited)

Note 4 - Intangible Assets

The Company’s intangible assets consist of intellectual property, principally patents, acquired in the acquisition of ValiBio SA. The patents are being amortized over their remaining lives, which are 9 years and 17 years.

			December 31,
			2013
		Accumulated	Net Carrying
	Cost	Amortization	Value
	$	$	$

Patents	1,314,559	312,516	1,002,043

	1,314,559	312,516	1,002,043

			March 31,
			2014
		Accumulated	Net Carrying
	Cost	Amortization	Value
	$	$	$

Patents	1,313,334	336,728	976,606

	1,313,334	336,728	976,606

During the three month period ended March 31, 2014, and the year ended December 31, 2013, the Company recognized $24,516 and $114,879 in amortization expense respectively. During the year ended December 31, 2013 the Company also recognized impairment losses of $350,000. No impairment losses were recognized during the three month period ended March 31, 2014.

The Company amortizes the long-lived assets on a straight line basis with terms ranging from 13 to 20 years. The annual estimated amortization schedule over the next five years is as follows:

2014 - remaining	$73,548
2015	$98,064
2016	$98,064
2017	$98,064
2018	$98,064

The Company periodically reviews its long lived assets to ensure that their carrying value does not exceed their fair market value. The Company carried out such a review in accordance with ASC 360 as of December 31, 2013. The result of this review confirmed that the fair value of the patents exceeded their carrying value as of December 31, 2013.

Note 5 - Related Party Transactions

 The Company contracts with a related party to rent office space, be provided office support staff, and have consultancy services provided on behalf of the Company. See Note 8 for obligation under the contract.

Appendix E

10

VOLITIONRX LIMITED

(A Development Stage Company)

Notes to the Condensed Consolidated Financial Statements

March 31, 2014 and December 31, 2013

(Unaudited)

Note 6 - Common Stock

On February 26, 2014, the Company issued 1,500,000 shares of common stock for a total of $3,000,000 at a price of $2.00 per share. Attached to these share issuances were 1,500,000 warrants, immediately exercisable for a period of five years at $2.20 per share. The warrants were valued at $3,995,546 using the Black-Scholes Option Pricing model using the following assumptions: Five year term, $2.68 stock price, $2.20 exercise price, 239% volatility, 1.50% risk free rate. Agents received 30,975 warrants, exercisable on the same terms as the warrants issued for cash subscriptions, and valued at $82,507 on the same basis as above. Due to a ratchet provision in the warrant agreement, all the foregoing warrants have been treated as a derivative liability in accordance with ASC 815, measured at $4,078,054 as at February 26, 2014. The derivative liability was remeasured as of March 31, 2014, and restated at $4,182,748. Other fees and expenses directly attributable to agents in respect of these issuances were $147,186 in cash, and $25,900 settled by the issue of shares of common stock. Legal expenses directly attributable to the issuances amounted to $84,879.

On February 26, 2014, the Company issued 16,667 shares of common stock to settle liabilities for services valued at $35,000, at a price of $2.10 per share.

On March 25, 2014, the Company issued 12,334 shares of common stock to settle liabilities for services valued at $25,900, at a price of $2.10 per share.

On March 26, 2014, the Company issued 99,178 shares of common stock to the subscribers for the 297,500 shares of common stock issued on June 10, 2013. These additional shares were issued for no additional consideration under the terms of the Private Placement Memorandum because certain subsequent fundraising targets had not been met.

Note 7 – Warrants and Options

a)

Warrants

On January 28, 2014, the Company issued 10,000 warrants to a consultant for services at an exercise price of $2.40, exercisable immediately for three years. The warrants were valued at $21,500 using the Black-Scholes Option Pricing model using the following assumptions: Three-year term, $2.26 stock price, $2.40 exercise price, 229% volatility, 0.75% risk free rate.

On February 26, 2014, the Company issued 1,500,000 warrants attached to the issue of 1,500,000 shares for cash totaling $3,000,000. The Company has valued these warrants at $3,995,546 and treated this amount as a derivative liability, in accordance with ASC 815. The warrants are exercisable immediately for five years at an exercise price of $2.20.

On February 26, 2014, the Company issued 30,975 warrants to agents as part remuneration in respect of the issuance of 1,500,000 shares for cash totaling $3,000,000. The warrants were valued at $82,507 using the Black-Scholes Option Pricing model using the following assumptions: Five-year term, $2.68 stock price, $2.20 exercise price, 241% volatility, 1.5% risk free rate. The Company has treated this amount as a derivative liability, in accordance with ASC 815. Each warrant is exercisable immediately for five years at an exercise price of $2.20 per share.

Appendix E

11

VOLITIONRX LIMITED

(A Development Stage Company)

Notes to the Condensed Consolidated Financial Statements

March 31, 2014 and December 31, 2013

(Unaudited)

Note 7 – Warrants and Options (continued)

Below is a table summarizing the warrants issued and outstanding as of March 31, 2014.

Date	Number	Exercise	Contractual	Expiration	Value if
Issued	Outstanding	Price $	Life (Years)	Date	Exercised $
03/15/11	200,000	0.50	5	3/15/2016	100,000
03/24/11	100,000	0.50	5	3/24/2016	50,000
04/01/11	100,000	0.50	5	4/1/2016	50,000
06/21/11	100,000	0.50	5	6/21/2016	50,000
07/13/11	250,000	1.05	5	07/13/16	262,500
05/11/12	344,059	2.60	4	05/10/16	894,553
05/11/12	26,685	1.75	3	05/10/15	46,699
03/20/13	200,000	2.47	3	03/20/16	494,000
				-12/20/19
06/10/13	29,750	2.00	5	06/10/18	59,500
08/07/13	45,000	2.40	3	08/07/16	108,000
11/25/13	456,063	2.40	5	11/25/18	1,094,551
12/31/13	64,392	2.40	5	12/31/18	154,541
01/28/14	10,000	2.40	3	01/28/17	24,000
02/26/14	1,530,975	2.20	5	02/26/19	3,368,145
03/31/14	3,456,924	1.95	4.7	–	$6,756,489

b)

Options

On November 17, 2011, the Company adopted and approved the 2011 Equity Incentive Plan for the directors, officers, employees and key consultants of the Company. Pursuant to the Plan, the Company is authorized to issue 900,000 restricted shares, $0.001 par value, of the Company’s common stock.

Below is a table summarizing the options issued and outstanding as of March 31, 2014.

Date	Number	Exercise	Contractual	Expiration	Value if
Issued	Outstanding	Price $	Life (Years)	Date	Exercised $
11/25/11	690,000	3.00-5.00	3	05/25/15-11/25/17	2,760,000
09/01/12	30,000	4.31-6.31	3	03/01/16-09/01/18	159,300
12/13/12	100,000	3.01	3	12/13/15	301,000
03/20/13	37,000	2.35-4.35	3	09/20/16-03/20/19	123,950
09/02/13	16,300	2.35-4.35	3	03/02/14-09/02/16	54,605
03/31/14	873,300	3.89	3	–	3,398,855

Total remaining unrecognized compensation cost related to non-vested stock options is approximately $102,000 and is expected to be recognized over a period of two years.

Appendix E

12

VOLITIONRX LIMITED

(A Development Stage Company)

Notes to the Condensed Consolidated Financial Statements

March 31, 2014 and December 31, 2013

(Unaudited)

Note 8 – Commitments and Contingencies

a)

Walloon Region Grant

On March 16, 2010, the Company entered into an agreement with the Walloon Region government in Belgium wherein the Walloon Region would fund up to a maximum of $1,441,237 (€1,048,020) to help fund the research endeavors of the Company in the area of colorectal cancer. The Company had received the entirety of these funds in respect of approved expenditures as of March 31, 2014. Under the terms of the agreement, the Company is due to repay $432,371 (€314,406) of this amount by installments over the period June 30, 2014 to June 30, 2023. The Company has recorded the balance of $1,008,866 (€733,614) to other income as there is no obligation to repay this amount. In the event that the Company receives revenue from products or services as defined in the agreement, it is due to pay a 6 percent royalty on such revenue to the Walloon Region. The maximum amount payable to the Walloon Region, in respect of the aggregate of the amount repayable of $432,371 (€314,406) and the 6 percent royalty on revenue, is twice the amount of funding received.

b)

Administrative Support Agreement

On August 6, 2010, the Company entered into an agreement with a related party to rent office space, contract for office support staff, and have consulting services provided on behalf of the Company. The agreement requires the Company to pay $5,700 per month for office space and staff services as well as approximately $17,300 per month in fees for two senior executives. The Company is also required to pay for all reasonable expenses incurred. The contract is in force for 12 months with automatic extensions of 12 months with a 3 month notice required for termination of the contract.

c)

Leases

The Company leases premises and facilities under operating leases with terms ranging from 12 months to 32 months. The annual non-cancelable operating lease payments on these leases are as follows:

2014		$91,338
2015		$2,665
Thereafter	$	Nil

d)

Bonn University Agreement

On July 11, 2012, the Company entered into an agreement with Bonn University, Germany, relating to a program of samples testing. The agreement is for a period of two years from June 1, 2012 to May 31, 2014. The total payments to be made by the Company in accordance with the agreement are $536,328 (€390,000). On April 16, 2014, the Company entered into an extension of this agreement, for a period of a further two years from June 1, 2014 to May 31, 2016. The total payments to be made by the Company in accordance with the extension of the agreement are $536,328 (€390,000).

e)

Legal Proceedings

There are no legal proceedings which the Company believes will have a material adverse effect on its financial position.

Appendix E

13

ITEM 2.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PLAN OF OPERATION

This Management’s Discussion and Analysis of Plan of Operation contains forward-looking statements. These forward-looking statements are not historical facts but rather are based on current expectations, estimates and projections. We may use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “foresee,” “estimate” and variations of these words and similar expressions to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted. You should read this report completely and with the understanding that actual future results may be materially different from what we expect. The forward-looking statements included in this report are made as of the date of this report and should be evaluated with consideration of any changes occurring after the date of this Report. We will not update forward-looking statements even though our situation may change in the future and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Liquidity and Capital Resources

As of March 31, 2014, the Company had cash of $2,800,802, other current assets of $110,110, and current liabilities of $5,194,922. This represents a working capital deficit of $2,284,010. Current liabilities include an amount of $4,182,747 in respect of a derivative liability. After excluding this liability there is an operating working capital surplus of $1,898,737.

We intend to use our cash reserves to fund further research and development activities. We do not currently have any substantial source of revenues and expect to rely on additional financing. We are pursuing plans to seek further capital through the sale of additional stock by way of private placement, but there is no assurance that we will be successful in raising further funds.

In the event that additional financing is delayed, the Company will prioritize the maintenance of its research and development personnel and facilities, primarily in Belgium, and the maintenance of its patent rights. However the completion of clinical validation studies and regulatory approval processes for the purpose of bringing products to the IVD market would be delayed. In the event of an ongoing lack of financing, we may be obliged to discontinue operations, which will adversely affect the value of our common stock.

Overview of Operations

Management has identified the specific processes and resources required to achieve the near and medium term objectives of the business plan, including personnel, facilities, equipment, research and testing materials including antibodies and clinical samples, and the protection of intellectual property. To date, operations have proceeded satisfactorily in relation to the business plan. However it is possible that some resources will not readily become available in a suitable form or on a timely basis or at an acceptable cost. It is also possible that the results of some processes may not be as expected and that modifications of procedures and materials may be required. Such events could result in delays to the achievement of the near and medium term objectives of the business plan, in particular the progression of clinical validation studies and regulatory approval processes for the purpose of bringing products to the IVD market. However, at this point, the most significant risk to the Company is that it will not succeed in obtaining additional financing in the medium term.

Appendix E

14

Results of Operations

Three Months Ended March 31, 2014

The following table sets forth the Company’s results of operations for the three months ended March 31, 2014 and the comparative period for the three months ended March 31, 2013.

	Three Months	Three Months
	Ended	Ended		Percentage
	March 31, 2014	March 31, 2013	Increase/ Decrease	Increase/ Decrease
	($)	($)	($)	(%)
Revenues	–	–	–	–

Operating Expenses	(1,238,173)	(907,797)	(330,376)	36%
Net Other Income (Expense)	(956,253)	–	(956,253)	–
Income Taxes	–	–	–	–

Net Loss	(2,194,426)	(907,797)	(1,286,629)	142%

Basic and Diluted Loss Per Common Share	(0.18)	(0.09)	(0.09)	100%

Weighted Average Basic and Diluted Common Shares Outstanding	12,246,424	10,210,392	2,036,032	20%

Revenues

The Company had no revenues from operations in the three months ended March 31, 2014, and no revenues from operations in the comparative period for the three months ended March 31, 2013. The Company’s operations are in the development stage.

Operating Expenses

For the three months ended March 31, 2014, the Company’s operating expenses increased by $330,376, or 36%. Operating expenses are comprised of salaries and office administrative fees, research and development expenses, professional fees, and other general and administrative expenses. Salaries and office administrative fees decreased by $26,399, due principally to a reduction in share option expense. Research and development expenses increased by $277,265, due to increases of $165,257 in patent filing costs, $68,912 in purchases of antibodies, and $51,587 in staff costs. These increases all reflect a higher level of research and development activity. Professional fees increased by $62,165, due principally to an increase of $74,811 in fees for public relations and investor relations services to raise the profile of the company. General and administrative expenses increased by $17,354 due to an increase of $17,347 in travel and related expenses.

Net Other Expense

For the three months ended March 31, 2014, the Company recorded other income of $143,987, representing grant funds received from public bodies in respect of approved expenditures, where there is no obligation to repay. There were no grant funds that met these criteria in respect of the three months ended March 31, 2013. The Company also recorded other expense of $1,100,240, in relation to a derivative liability resulting from the issue of 1,500,000 warrants attached to the issue of 1,500,000 shares, together with 30,975 warrants issued to agents.

Net Loss

For the three months ended March 31, 2014, our net loss was $2,194,426, an increase of $907,797 or 142% over the comparative period for the three months ended March 31, 2013. The change is a result of the changes described above.

Appendix E

15

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive activities. For these reasons, our auditors stated in their report on our audited financial statements that they have substantial doubt that we will be able to continue as a going concern without further financing.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Future Financings

We will continue to rely on equity sales of our common shares in order to continue to fund our business operations. Issuances of additional shares will result in dilution to existing stockholders. There is no assurance that we will achieve any additional sales of equity securities or arrange for debt or other financing to fund our operations and other activities.

Critical Accounting Policies

Our financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

We regularly evaluate the accounting policies and estimates that we use to prepare our financial statements. A complete summary of these policies is included in the notes to our financial statements. In general, management's estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

ITEM 3.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Appendix E

16

ITEM 4.

CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by our company in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. Our management carried out an evaluation under the supervision and with the participation of our Principal Executive Officer and Principal Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 ("Exchange Act"). Based upon that evaluation, our Principal Executive Officer and Principal Financial Officer have concluded that our disclosure controls and procedures were not effective as of March 31, 2014, due to the material weakness resulting from no member of our Board of Directors qualifying as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Please refer to our Annual Report for the year ended December 31, 2013 on Form 10-K as filed with the SEC on March 28, 2014, for a complete discussion relating to the foregoing evaluation of Disclosures and Procedures.

Changes in Internal Control over Financial Reporting

Our management has also evaluated our internal control over financial reporting, and there have been no significant changes in our internal controls or in other factors that could significantly affect those controls subsequent to the date of our last evaluation.

The Company is not required by current SEC rules to include, and does not include, an auditor's attestation report. The Company's registered public accounting firm has not attested to Management's reports on the Company's internal control over financial reporting.

PART II - OTHER INFORMATION

ITEM 1.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 1A.

RISK FACTORS

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 2.

UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

1.

Quarterly Issuances:

On or about February 26, 2014, the Company sold 1,500,000 shares of common stock and 1,500,000 warrants to twenty-four (24) non-U.S. investors and twenty-four (24) U.S. accredited investors at a price of $2.00 per share, for an aggregate amount of $3,000,000. Attached to each share was a warrant entitling the holder to purchase one share of common stock at $2.20 per share, valid for five years. The shares issued to the twenty-four (24) U.S. accredited investors were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and Rule 506 of Regulation D, as more specifically set forth below, on the basis that the securities were offered and sold in a non-public offering to “accredited investors” who had access to registration-type information about the Company. The shares issued to the twenty-four (24) non-U.S. Investors were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

Appendix E

17

On or about February 26, 2014, the Company issued 16,667 shares of common stock to one (1) non-U.S. investor at a price of $2.10 per share to settle $35,000.00 USD debts for services. The shares issued to the one (1) non-U.S. Investor were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

On or about March 25, 2014, the Company issued 12,334 shares of common stock to one (1) non-U.S. investor at a price of $2.10 per share to settle $25,900.00 USD debts for services. The shares issued to the one (1) non-U.S. Investor were issued pursuant to Rule 903 of Regulation S, as more specifically set forth below, on the basis that the investor was not a “U.S. person” as defined in Regulation S, was not acquiring the shares for the account or benefit of a U.S. person, and the sale of the shares was completed in an "offshore transaction”.

On or about March 26, 2014, the Company issued 99,178 shares of common stock to twenty-seven (27) U.S. accredited investors under the terms of the Private Placement Memorandum relating to the prior issue of 297,500 shares of common stock on June 10, 2013, for no additional consideration. The shares issued to the twenty-seven (27) U.S. accredited investors were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and Rule 506 of Regulation D, as more specifically set forth below, on the basis that the securities were offered and sold in a non-public offering to “accredited investors” who had access to registration-type information about the Company.

2.

Subsequent Issuances:

Subsequent to the quarter, we did not issue any unregistered securities other than as previously disclosed.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon one of the following exemptions:

(a)

The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, ("Securities Act"), based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an "Investor") confirmed to the Company that it or he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

(b)

The shares of common stock referenced herein were issued pursuant to and in accordance with Rule 506 of Regulation D and Section 4(2) of the Securities Act. We made this determination in part based on the representations of the Investor(s), which included, in pertinent part, that such Investor(s) was an “accredited investor” as defined in Rule 501(a) under the Securities Act, and upon such further representations from the Investor(s) that (a) the Investor is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agrees not to sell or otherwise transfer the purchased securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor either alone or together with its representatives has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, and (d) the Investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. Our determination is made based further upon our action of (a) making written disclosure to each Investor prior to the closing of sale that the securities have not been registered under the Securities Act and therefore cannot be resold unless they are registered or unless an exemption from registration is available, (b) making written descriptions of the securities being offered, the use of the proceeds from the offering and any material changes in the Company’s affairs that are not disclosed in the documents furnished, and (c) placement of a legend on the certificate that evidences the securities stating that the securities have not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the securities, and upon such inaction of the Company of any general solicitation or advertising for securities herein issued in reliance upon Rule 506 of Regulation D and Section 4(2) of the Securities Act.

Appendix E

18

(c)

The shares of Common Stock referenced herein were issued pursuant to and in accordance with Rule 903 of Regulation S of the Act. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a "U.S. person", as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The agreement executed between us and each investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. Each investor agreed by execution of the agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All certificates representing the shares were or upon issuance will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

ITEM 3.

DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4.

MINE SAFETY DISCLOSURES

Not Applicable.

ITEM 5.

OTHER INFORMATION

None.

ITEM 6.

EXHIBITS

Exhibit Number	Description	Filing
2.01	Share Purchase Agreement by and between Singapore Volition and ValiRX PLC dated September 22, 2010	Filed with the SEC on May 8, 2012 as part of our Amended Current Report on Form 8-K/A.
2.02	Supplementary Agreement to the Share Purchase Agreement by and between Singapore Volition and ValiRX PLC dated June 9, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
3.01	Certificate of Incorporation	Filed with the SEC on December 6, 1999 as part of our Registration Statement on Form 10-SB.
3.01(a)	Amendment to Certificate of Incorporation	Filed with the SEC on November 10, 2005 as part of our Registration Statement on Form SB-2.
3.01(b)	Certificate for Renewal and Revival of Charter	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
3.01 (c)	Amended & Restated Certificate of Incorporation	Filed with the SEC on October 7, 2013 as part of our Current Report on Form 8-K.
3.02	Bylaws	Filed with the SEC on December 6, 1999 as part of our Registration Statement on Form 10-SB.
4.01	2011 Equity Incentive Plan dated November 17, 2011	Filed with the SEC on November 18, 2011 as part of our Current Report on Form 8-K.
4.02	Sample Stock Option Agreement	Filed with the SEC on November 18, 2011 as part of our Current Report on Form 8-K.
4.03	Sample Stock Award Agreement for Restricted Stock	Filed with the SEC on November 18, 2011 as part of our Current Report on Form 8-K.

Appendix E

19

10.01	Patent License Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated October 19, 2005	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.02	Amended Patent License Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated July 31, 2006	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.03	Extension Letter Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated September 4, 2006	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.04	Patent License Agreement by and between ValiRX PLC and Chroma Therapeutics Limited dated October 3, 2007	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.05	Contract Repayable Grant Advance on the Diagnosis of Colorectal Cancer by “NucleosomicsTM” by and between ValiBio SA and The Walloon Region dated December 17, 2009	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.06	Non-Exploitation and Third Party Patent License Agreement by and among ValiBio SA, ValiRX PLC and The Walloon Region dated December 17, 2009	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.07	Agreement by and between Singapore Volition and PB Commodities Pte Limited dated August 6, 2010	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.08	Employment Agreement by and between PB Commodities Pte Ltd and Cameron Reynolds dated September 4, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.09	Employment Agreement by and between PB Commodities Pte Ltd and Rodney Rootsaert dated September 4, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.10	Deed of Novation by and among Singapore Volition Pte Limited, ValiRX PLC, ValiBio SA and Chroma Therapeutics Limited dated September 22, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.11	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Guy Archibald Innes dated September 23, 2010	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.12	Employment Agreement by and between Singapore Volition and Dr. George S. Morris dated September 29, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.13	Master Consultancy Services Agreement by and between Singapore Volition Pte Limited and OncoLytika Ltd dated October 1, 2010	Filed with the SEC on April 1, 2013 as part of our Annual Report on Form 10-K.
10.14	Consultancy Agreement by and between PB Commodities Pte Ltd and Kendall Life Sciences Consultants Ltd dated October 4, 2010	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.15	Patent License Agreement by and between Singapore Volition and Belgian Volition dated November 2, 2010	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.16	Consultancy Agreement by and between Belgian Volition S.A. and Borlaug Limited dated January 1, 2011	Filed with the SEC on April 1, 2013 as part of our Annual Report on Form 10-K.
10.17	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Dr. Alan Colman dated May 25, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.

Appendix E

20

10.18	License Agreement by and between Singapore Volition and the European Molecular Biology Laboratory dated June 6, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.19	Deed of Novation by and among Imperial College Innovations Limited, Valipharma Limited and Hypergenomics Pte Limited dated June 9, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.20	Patent License Agreement by and between Hypergenomics Pte Limited and Valipharma Limited dated June 9, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.21	Consultancy Agreement by and between Singapore Volition Pte Limited and Malcolm Lewin dated July 10, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.22	Letter of Appointment as Executive Chairman by and between Singapore Volition and Dr. Martin Faulkes dated July 13, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.23	Service Agreement by and between Singapore Volition and Volition Research Limited dated August 10, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.24	Settlement Agreement by and between Singapore Volition and Volition Research Limited dated August 11, 2011	Filed with the SEC on January 11, 2012 as part of our Amended Current Report on Form 8-K/A.
10.25	Share Exchange Agreement by and between the Company and Singapore Volition Pte Limited dated September 26, 2011	Filed with the SEC on September 29, 2011 as part of our Current Report on Form 8-K.
10.26	Agreement, Consent and Waiver by and between Standard Capital Corporation and its Shareholders dated September 27, 2011	Filed with the SEC on April 5, 2012 as part of our Amended Current Report on Form 8-K/A.
10.27	Agreement by and between Hypergenomics Pte Limited and PB Commodities Pte Ltd dated October 1, 2011	Filed with the SEC on February 24, 2012 as part of our Amended Current Report on Form 8-K/A.
10.28	Agreement by and between Belgian Volition SA and the Biobank of CHU UCL Mont-Godinne dated August 6, 2012	Filed with the SEC on October 4, 2012 as part of our Amended Registration Statement on Form S-1/A.
10.29	Common Stock Purchase Agreement by and among the Company and the purchasers thereto dated February 26, 2014	Filed with the SEC on February 28, 2014 as part of our Current Report on Form 8-K.
14.01	Code of Ethics	Filed with the SEC on November 10, 2005 as part of our Registration Statement on Form SB-2.
16.01	Letter from Madsen & Associates, CPA's Inc. dated November 29, 2011	Filed with the SEC on November 30, 2011 as part of our Current Report on Form 8-K.
21.01	List of Subsidiaries	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

*Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

Appendix E

21

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VOLITIONRX LIMITED

Dated: May 15, 2014

/s/ Cameron Reynolds

By: Cameron Reynolds

Its: President, Principal Executive Officer and Director

Dated: May 15, 2014

/s/ Malcolm Lewin

By: Malcolm Lewin

Its: Principal Financial Officer, Principal Accounting Officer, & Treasurer

Pursuant to the requirement of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated:

Dated: May 15, 2014

/s/ Cameron Reynolds

Cameron Reynolds - President, CEO & Director

Dated: May 15, 2014

/s/ Dr. Martin Faulkes

Dr. Martin Faulkes - Director

Dated: May 15, 2014

/s/ Guy Archibald Innes

Guy Archibald Innes - Director

Dated: May 15, 2014

/s/ Dr. Alan Colman

Dr. Alan Colman – Director

Dated: May 15, 2014

/s/ Rodney Gerard Rootsaert

Rodney Gerard Rootsaert - Secretary

Appendix E

22